UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-7123

                       DREYFUS GROWTH AND VALUE FUNDS, INC.
                (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including     (212) 922-6000
area code:

Date of fiscal year end:    _8_/_31_


Date of reporting period:   _8_/_31/_03_



                                  FORM N-CSR

ITEM 1.      REPORTS TO STOCKHOLDERS.

      Dreyfus
      Emerging Leaders Fund
      ANNUAL REPORT August 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Board Members Information

                            24   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                          Emerging Leaders Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Emerging Leaders Fund covers the 12-month period from September 1, 2002, through August 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund' s portfolio managers, Paul Kandel and Hilary Woods.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter recently were revised upward to 3.3%, and many economists expect another strong showing for the third quarter. These improving economic expectations have driven most broad measures of stock market performance higher so far in 2003

Investors who stayed the course throughout the bear market were more likely to have participated in the 2003 equity rally, reinforcing our longstanding belief in a long-term approach to equity investing. We remain committed to providing you with the benefits of professional management and diversification. As always, we encourage you to talk with your financial advisor, who can help you adjust your strategies as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


/S/ STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2003




DISCUSSION OF FUND PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus Emerging Leaders Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2003, the fund produced a total return of 22.77% .(1) This compares with the performance of the fund's benchmark, the Russell 2000 Index (the "Index"), which produced a 29.08% total return for the same period.(2)

We attribute the fund's gains to a strong surge in stock prices that began in March 2003, and persisted through the end of the reporting period. Signs of economic improvement and diminishing geopolitical concerns drove the upswing. These conditions bolstered investor confidence and produced exceptionally strong gains among small- to midcap stocks. However, the market's greatest gains occurred among the smaller, more speculative companies. Since our disciplined investment approach focuses on more liquid companies with solid underlying fundamentals, the fund's performance lagged its benchmark.

What is the fund's investment approach?

The fund seeks capital growth by investing in companies we believe are emerging leaders: small companies characterized by innovative products, services or processes having the potential to enhance earnings growth. The fund primarily invests in companies with market capitalizations of less than $2 billion at the time of purchase. Because the fund may continue to hold a security as its market capitalization grows, a substantial portion of the fund's holdings can have market capitalizations in excess of $2 billion at any given time.

In choosing stocks, we use a blended approach, investing in a combination of growth and value stocks. Using fundamental research and direct management contact, we seek stocks with strong positions in major product lines, sustained achievement records and strong financial conditions. We seek special situations, such as corporate restructurings or management changes that could be a catalyst for stock appreciation.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Historically low interest rates fueled a home-refinancing boom that put cash in consumers' pockets and helped boost consumer spending, despite sluggish economic growth and rising unemployment levels. As a result, consumer discretionary stocks generally delivered exceptional returns. Our successful security selection strategy enabled the fund to benefit from this area's strength to an even greater degree than the Index. The fund's top performers included gaming companies, such as Station Casinos; several specialty retailers, such as Pacific Sunwear of California, Chico's FAS and Big Lots; and post-secondary education
provider    Corinthian    Colleges.

The fund also surpassed the benchmark's gains in health care, another area that produced some of the small-cap market's highest returns. Biotechnology stocks benefited from new drug approvals and higher profits, while generic drug stocks responded positively to a wave of expiring patents on highly profitable brand-name drugs. The fund capitalized on both of these trends with investments in a drug development company, such as Sepracor and a biotech company, such as Celgene. Investments in operators of health care facilities, such as PacifiCare Health Systems, also helped boost returns.

The fund's technology investments provided mixed results, however, as the fund's holdings lagged the more speculative stocks that led the rally. While fund holdings such as semiconductor chip maker PMC-Sierra, equipment maker Lam Research and Internet services provider United Online provided strongly positive returns, investors flocked to stocks that had been beaten down severely during the bear market. Because many of these high fliers exhibited weak business fundamentals, they failed to meet our investment criteria. In addition, the fund sold several technology holdings before the group surged in March 2003, resulting in weaker results in technology than the Russell 2000 Index for the reporting period as a whole.

A few disappointing stocks in other areas also undermined the fund's performance compared to the Index. In financial services, holdings among insurers, such as Protective Life, were hurt by pricing pres sures and shrinking profit margins. Among materials and processing holdings, stock in mining company Meridian Gold lost ground when the company experienced delays at a promising new mining site. Another materials and processing holding, chemical producer Great Lakes Chemical, declined due to concerns about volume, price and raw material pressure.

What is the fund's current strategy?

As of the end of the reporting period, we have become more concerned that the market's recent climb might not be fully supported by economic fundamentals. We are cautiously seeking investment opportunities among companies we believe are likely to benefit from gradually improving economic conditions. Accordingly, the fund currently emphasizes energy, technology and producer durables stocks. The fund maintained slightly greater than average exposure to energy stocks, where high prices for oil and gas continued to create a favorable environment for independent exploration and production companies. We also recently increased the fund' s exposure to technology stocks in light of the industry group's improving outlook. Conversely, we reduced the fund's holdings of consumer discretionary stocks due to high valuations and concerns that the recent home-refinancing boom may have run its course. The fund also held relatively few financial services stocks, reflecting our concern that rising interest rates could hurt interest-sensitive financial institutions. Of course, we are prepared to change the fund's composition as market conditions evolve.

September 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2)  SOURCE:  LIPPER INC. --  REFLECTS  REINVESTMENT  OF  DIVIDENDS  AND,  WHERE
     APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Emerging Leaders Fund and the Russell 2000 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/03

                                                       Inception                                                         From
                                                         Date                 1 Year               5 Years             Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                    9/29/95               22.77%               12.11%               16.41%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS EMERGING LEADERS FUND ON 9/29/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2000 INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF 3,000 OF THE LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

August 31, 2003

COMMON STOCKS--94.4%                                                                           Shares               Value ($)
----------------------------------------------------------------------------------------------------------------------------------

AUTOS & TRANSPORTS--3.3%

Cooper Tire & Rubber                                                                           775,000               13,950,000

SkyWest                                                                                        625,000               10,925,000

Teekay Shipping                                                                                300,000               13,515,000

                                                                                                                     38,390,000

CONSUMER--19.5%

Big Lots                                                                                        900,000  (a)          16,470,000

Chico's FAS                                                                                     653,000  (a,b)        21,215,970

Church & Dwight                                                                                 428,000               13,674,600

Corinthian Colleges                                                                             310,000  (a)          17,840,500

Dial                                                                                            565,000               11,452,550

Emmis Communications, Cl. A                                                                     695,000  (a)          14,907,750

Entercom Communications                                                                         325,000  (a)          16,357,250

Harte-Hanks                                                                                     694,300               13,191,656

PETCO Animal Supplies                                                                           550,000  (a)          17,655,000

Pacific Sunwear of California                                                                   720,000  (a)          24,336,000

Performance Food Group                                                                          475,000  (a,b)        18,624,750

Smithfield Foods                                                                                609,000  (a)          12,332,250

Station Casinos                                                                                 493,000  (b)          14,666,750

Valassis Communications                                                                         515,000  (a)          15,130,700

                                                                                                                     227,855,726

ENERGY--6.6%

Cabot Oil & Gas                                                                                 480,000               12,936,000

Evergreen Resources                                                                             250,000  (a)          13,967,500

FMC Technologies                                                                                580,000  (a)          13,728,600

Grant Prideco                                                                                 1,000,000  (a)          11,600,000

Superior Energy Services                                                                      1,100,000  (a)          11,847,000

Unit                                                                                            625,000  (a)          13,475,000

                                                                                                                      77,554,100

FINANCIAL SERVICES--13.9%

Arch Capital Group                                                                              375,000  (a)          12,750,000

Bank United (CPR)                                                                               525,000  (a)              47,250

First Midwest Bancorp                                                                           540,000               16,470,000

Global Payments                                                                                 520,000               19,630,000

Greater Bay Bancorp                                                                             755,000  (b)          15,530,350

Hilb, Rogal & Hamilton                                                                          226,000                6,780,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Investors Financial Services                                                                    605,000  (b)          18,083,450

Montpelier Re Holdings                                                                          440,000               13,490,400

Southwest Bancorporation of Texas                                                               375,000               13,860,000

W.R. Berkley                                                                                    405,000               13,397,400

Webster Financial                                                                               400,000               15,580,000

Westamerica Bancorporation                                                                      394,000               17,367,520

                                                                                                                     162,986,370

HEALTH CARE--12.3%

Andrx                                                                                           694,000  (a,b)        12,492,000

Apria Healthcare Group                                                                          633,000  (a)          16,394,700

Celgene                                                                                         335,000  (a)          12,894,150

DaVita                                                                                          615,000  (a)          18,696,000

Genesis Health Ventures                                                                         700,000  (a)          16,800,000

Manor Care                                                                                      328,000                9,052,800

NDCHealth                                                                                       607,000               12,856,260

Neurocrine Biosciences                                                                          200,000  (a)          10,702,000

PacifiCare Health Systems                                                                       262,500  (a)          13,072,500

Sepracor                                                                                        762,000  (a)          20,513,040

                                                                                                                     143,473,450

MATERIALS & PROCESSING--6.9%

Agrium                                                                                        1,344,000               16,329,600

Crown Holdings                                                                                2,100,000  (a)          15,582,000

Great Lakes Chemical                                                                            700,000               14,833,000

Meridian Gold                                                                                   265,000  (a)           3,460,900

Olin                                                                                            875,000               15,933,750

United States Steel                                                                             825,000               15,188,250

                                                                                                                      81,327,500

PRODUCER DURABLES--10.4%

Albany International, Cl. A                                                                     570,000               17,419,200

Alliant Techsystems                                                                             245,000  (a)          12,480,300

IDEX                                                                                            325,000               12,603,500

MSC Industrial Direct, Cl. A                                                                    700,000               15,246,000

Navistar International                                                                          406,000  (a)          18,160,380

Terex                                                                                           740,000  (a)          17,094,000


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------------

PRODUCER DURABLES (CONTINUED)

United Defense Industries                                                                       465,000  (a)          13,159,500

Universal Compression Holdings                                                                  700,000  (a)          16,114,000

                                                                                                                     122,276,880

TECHNOLOGY--17.8%

Advanced Energy Industries                                                                      630,000  (a,b)        15,157,800

Anteon International                                                                            450,000  (a)          14,638,500

Business Objects, ADR                                                                           626,500  (a,b)        16,934,295

Extreme Networks                                                                              2,175,000  (a)          14,985,750

F5 Networks                                                                                     826,000  (a)          16,197,860

Intersil, Cl. A                                                                                 585,000  (a)          17,041,050

Lam Research                                                                                    991,000  (a,b)        25,488,520

Lattice Semiconductor                                                                         1,500,000  (a)          13,200,000

NetIQ                                                                                           400,000  (a)           5,384,000

PMC-Sierra                                                                                    1,404,000  (a)          20,021,040

Plexus                                                                                          965,000  (a)          15,922,500

Skyworks Solutions                                                                            1,400,000  (a)          15,876,000

United Online                                                                                   463,500  (a)          17,663,985

                                                                                                                     208,511,300

UTILITIES--3.7%

Arch Coal                                                                                       621,000               14,251,950

DQE                                                                                             600,000                8,850,000

National Fuel Gas                                                                               450,000               10,417,500

Puget Energy                                                                                    430,000                9,374,000

                                                                                                                      42,893,450

TOTAL COMMON STOCKS

   (cost $878,168,701)                                                                                             1,105,268,776
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--6.9%
---------------------------------------------------------------------------------------------------------------------------------
REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                    26,964,000  (c)          26,964,000

Dreyfus Institutional Cash Advantage Plus Fund                                               26,964,000  (c)          26,964,000

Dreyfus Institutional Preferred Plus Money Market Fund                                       26,964,000  (c)          26,964,000

TOTAL OTHER INVESTMENTS

   (cost $80,892,000)                                                                                                 80,892,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

INVESTMENT OF CASH COLLATERAL

   FOR SECURITIES LOANED--3.5%                                                                   Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $40,800,764)                                                                        40,800,764               40,800,764
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $999,861,465)                                                            104.8%            1,226,961,540

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (4.8%)             (56,027,472)

NET ASSETS                                                                                       100.0%            1,170,934,068

(A)  NON-INCOME PRODUCING.

(B)  A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT AUGUST 31, 2003,  THE TOTAL
     MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $39,583,424 AND THE TOTAL
     MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $40,800,764.

(C)  INVESTMENTS IN AFFILIATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 3(D).

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments (including securities
   loaned valued at $39,583,424)--Note 1(b)         999,861,465   1,226,961,540

Cash                                                                 1,969,894

Receivable for shares of Common Stock subscribed                       784,830

Dividends and interest receivable                                      488,187

Prepaid expenses                                                        41,634

                                                                 1,230,246,085
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,207,001

Liability for securities loaned--Note 1(b)                           40,800,764

Payable for investment securities purchased                          14,215,006

Payable for shares of Common Stock redeemed                           2,596,452

Accrued expenses                                                        492,794

                                                                     59,312,017
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,170,934,068
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,164,869,929

Accumulated net realized gain (loss) on investments               (221,035,936)

Accumulated net unrealized appreciation
  (depreciation) on investments                                     227,100,075
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,170,934,068
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      34,253,743

NET ASSET VALUE, offering and redemption price per share--Note 3(e) ($)   34.18

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended August 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $30,751 foreign taxes withheld at source)     8,327,367

Income on securities lending                                            34,530

TOTAL INCOME                                                         8,361,897

EXPENSES:

Management fee--Note 3(a)                                            9,177,238

Shareholder servicing costs--Note 3(b)                               4,653,902

Custodian fees--Note 3(b)                                               81,564

Prospectus and shareholders' reports                                    51,468

Professional fees                                                       44,646

Directors' fees and expenses--Note 3(c)                                 33,487

Loan commitment fees--Note 2                                            16,491

Registration fees                                                          224

Miscellaneous                                                           13,336

TOTAL EXPENSES                                                      14,072,356

INVESTMENT (LOSS)--NET                                             (5,710,459)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Unaffiliated issuers                                            (71,345,612)

  Affiliated issuers                                              (19,053,223)

NET REALIZED GAIN (LOSS) ON INVESTMENTS                           (90,398,835)

Net unrealized appreciation (depreciation) on investments

  Unaffiliated issuers                                             267,938,678

  Affiliated issuers                                                43,805,989

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS          311,744,667

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             221,345,832

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               215,635,373

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended August 31,
                                           -------------------------------------
                                                     2003               2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                        (5,710,459)          (6,372,583)

Net realized gain (loss) on investments      (90,398,835)        (118,649,315)

Net unrealized appreciation (depreciation)
   on investments                            311,744,667         (168,793,559)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 215,635,373         (293,815,457)
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS                       --         (32,226,352)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 238,549,701         428,218,919

Dividends reinvested                                   --          29,618,704

Cost of shares redeemed                     (357,255,243)        (437,325,473)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS          (118,705,542)          20,512,150

TOTAL INCREASE (DECREASE) IN NET ASSETS       96,929,831         (305,529,659)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,074,004,237        1,379,533,896

END OF PERIOD                               1,170,934,068        1,074,004,237
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     8,303,421          12,943,335

Shares issued for dividends reinvested                 --             908,270

Shares redeemed                              (12,612,908)         (13,543,152)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (4,309,487)             308,453

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                    Year Ended August 31,
                                                      ------------------------------------------------------------------------------

                                                      2003             2002            2001             2000             1999
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               27.85            36.06           40.61            30.35            20.20

Investment Operations:

Investment (loss)--net                                (.16)(a)         (.16)(a)        (.15)(a)         (.14)(a)         (.13)(a)

Net realized and unrealized
   gain (loss) on investments                         6.49            (7.21)          (3.81)           10.47            10.33

Total from Investment Operations                      6.33            (7.37)          (3.96)           10.33            10.20

Distributions:

Dividends from net realized
   gain on investments                                  --             (.84)           (.59)            (.07)            (.05)

Net asset value, end of period                       34.18            27.85           36.06            40.61            30.35
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     22.77           (20.78)          (9.80)           34.07            50.54
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                              1.38             1.34            1.29             1.26             1.38

Ratio of net investment (loss)
   to average net assets                              (.56)            (.49)           (.39)            (.37)            (.49)

Portfolio Turnover Rate                              50.27            36.24           77.63            76.00           100.40
-------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                   1,170,934         1,074,004      1,379,534        1,322,996          358,624

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Emerging Leaders Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to existing shareholders without a sales charge. The fund is closed to new investors.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(C) AFFILIATED ISSUERS: Issuers in which the portfolio held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended August 31, 2003

                                                               Shares
                                  -------------------------------------------------------------------------------------------------
                                  Beginning                                           End of         Dividend            Market
Name of issuer                    of Period         Purchases             Sales       Period        Income ($)         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Integrated Silicon
    Solution                      1,600,000          135,000           1,735,000        --              --               --

MagneTek                          1,342,500               --           1,342,500        --              --               --

Meridian Resources                3,131,000               --           3,131,000        --              --               --


(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $120,176,776 and unrealized appreciation $218,657,046. In addition, the fund had $92,416,131 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2003. If not applied, $41,577,051 of the carryover expires in fiscal 2010 and $78,599,725 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2003 and August 31, 2002 were as follows: long-term capital gains $0 and $32,226,352, respectively.

During the period ended August 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $5,710,459 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of the borrowings. During the period ended August 31, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2003, the fund was charged $2,549,233 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2003, the fund was charged $248,542 pursuant to the transfer agency agreement.


The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2003, the fund was charged $81,564 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000, an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets.

(D) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the fund's Statement of Investments. Management fees of the underlying money market mutual funds have been waived by the Manager. During the period ended August 31, 2003, the fund derived $396,602 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

(E) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

(F) During the period ended August 31, 2003, the fund incurred total brokerage commissions of $2,934,120, of which $12,832 was paid to Harborside Plus Inc., a wholly-owned subsidiary of Mellon Financial Corporation.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2003:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Unaffiliated issuers                    499,221,083          657,515,229

Affiliated issuers                          434,700            7,389,275

     TOTAL                              499,655,783          664,904,504

At August 31, 2003, the cost of investments for federal income tax purposes was $1,008,304,494; accordingly, accumulated net unrealized appreciation on investments was $218,657,046, consisting of $263,505,858 gross unrealized appreciation and $44,848,812 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Emerging Leaders Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Emerging Leaders Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Leaders Fund at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
October 10, 2003

                                                             The Fund


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David P. Feldman (63)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director & Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BBH Mutual Funds Group (11 funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

Ehud Houminer (62)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Executive-in-Residence at the Columbia Business School, Columbia University

* Principal of Lear, Yavitz and Associates, a management consulting firm, from 1996 through 2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

* Explore Charter School, Brooklyn, NY, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25


Gloria Messinger (73)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.

* Consultant in Intellectual Property

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

* New York Women's Agenda Music Performance Trust Fund, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

T. John Szarkowski (77)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

Anne Wexler (73)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 funds), Director

* Methanex Corporation, a methanol producing company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 29

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.


ROBERT SVAGNA, ASSISTANT TREASURER SINCE OCTOBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

                  For More Information

                        Dreyfus
                        Emerging Leaders Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  259AR0803


      Dreyfus
      Large Company
      Value Fund

      ANNUAL REPORT August 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                            24   Board Members Information

                            26   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                       Large Company Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Large Company Value Fund covers the 12-month period from September 1, 2002, through August 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas D. Ramos, CFA

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter recently were revised upward to 3.3%, and many economists expect another strong showing for the third quarter. These improving economic expectations have driven most broad measures of stock market performance higher so far in 2003

Investors who stayed the course throughout the bear market were more likely to have participated in the 2003 equity rally, reinforcing our longstanding belief in a long-term approach to equity investing. We remain committed to providing you with the benefits of professional management and diversification. As always, we encourage you to talk with your financial advisor, who can help you adjust your strategies as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


/S/ STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2003




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Large Company Value Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2003, the fund produced a total return of 7.00% .(1) This compares with the performance of the fund's benchmark, the Russell 1000 Value Index (the "Index"), which produced a total return of 11.63% for the same period.(2)

We attribute these results to a surge in stock prices during the second half of the reporting period, when decisive military action in Iraq and improving prospects for the U.S. economy produced a positive shift in investor sentiment. The resulting upswing in stock prices more than compensated for declines during the reporting period's first half. While the fund participated in the market's rise, many of the Index's best performers were relatively speculative stocks with smaller market capitalizations and weak underlying fundamentals. Since our disciplined investment approach avoids such speculative investments, the fund underperformed its benchmark.

What is the fund's investment approach?

The fund seeks capital appreciation. To pursue this goal, it normally invests at least 80% of its total assets in large capitalization stocks. Large capitalization stocks are those with a market capitalization in excess of $5 billion at the time of purchase. The fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers, including those issued in initial public offerings.

In choosing stocks, the fund employs a "bottom-up" approach, primarily focusing on large companies with strong positions in their industries and a catalyst that can trigger a price increase, such as a corporate restructuring or a change in management. We use fundamental analysis to create a broadly diversified value portfolio, normally with a weighted average p/e ratio less than or equal to that of the S&P 500

                                                                       The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

and a long-term projected earnings growth rate greater than or equal to that of the S&P 500. The manager selects stocks based on:

*    VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*    GROWTH, in this case the sustainability or growth of earnings or cash flow;
     and

*    FINANCIAL PROFILE, which measures the financial health of the company.

The fund typically sells a security when we believe there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

What other factors influenced the fund's performance?

The market' s bias in favor of lower-quality stocks during the reporting period was most evident in the technology area, where a number of companies with no earnings and weak business prospects enjoyed triple-digit gains. Such stocks generally failed to meet our investment criteria, and as a result, the fund's relative performance suffered by not owning them. The stocks of many higher-quality technology companies rose as well, but to a lesser degree. The fund maintained heavier than average exposure to the technology area in light of the improving economic environment and benefited from this trend. While some holdings, particularly semiconductor makers NVIDIA and Micron Technology, proved disappointing, most of the fund' s technology investments delivered strong returns and were responsible for the greatest percentage of the fund's overall gains. Top performers included manufacturing outsourcer Flextronics International, enterprise software provider Oracle and storage systems
manufacturer    EMC.

The fund' s consistent strategy of avoiding fundamentally weak companies also hurt performance in the telecommunications and utilities areas, where lower-quality stocks also enjoyed sharp gains. In addition, the fund' s performance in these areas suffered from the unfortunate timing of a few purchases and sales, and particularly disappointing results from TXU that lost ground due to regulatory concerns.


On a positive note, the fund outperformed the Index in the consumer staples group, largely because of its relatively light exposure to this traditionally defensive area at a time of renewed economic growth. The fund roughly matched the Index's performance in the consumer cyclicals group, benefiting from investments in recreational activity companies such as cruise line operator Carnival; and specialty retailers such as Best Buy.

What is the fund's current strategy?

As of the end of August, we have structured the fund to benefit from continuing gradual improvement in the U.S. economy. We have found a relatively large number of such opportunities in the consumer discretionary and technology areas. We have also identified a slightly greater than average number of opportunities among health care companies. Conversely, we have somewhat de-emphasized investments in the consumer staples, financial services and utilities areas, which we believe are less likely to prosper in the current economic environment. Of course, we are prepared to change the fund's composition as market conditions evolve.

September 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000
     COMPANIES  WITH  LOWER  PRICE-TO-BOOK  RATIOS AND LOWER  FORECASTED  GROWTH
     VALUES.

                                                             The Fund


FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Large Company
Value Fund and the Russell 1000 Value Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/03

                                                               Inception                                                From

                                                                 Date               1 Year           5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                           12/29/93              7.00%            3.79%             9.21%

((+))  SOURCE: LIPPER INC.



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS LARGE COMPANY VALUE FUND ON 12/29/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE RUSSELL 1000 VALUE INDEX (THE "INDEX"). FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/93 IS USED AS THE BEGINNING VALUE ON 12/29/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

August 31, 2003

COMMON STOCKS--98.6%                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--11.8%

Bank of America                                                                                  22,000                1,743,500

Bank of New York                                                                                 24,000                  706,080

Bank One                                                                                         17,800                  702,566

Banknorth Group                                                                                  14,000                  393,400

FleetBoston Financial                                                                            13,300                  393,547

New York Community Bancorp                                                                       12,000                  369,120

Sovereign Bancorp                                                                                23,000                  452,640

U.S. Bancorp                                                                                     27,000                  645,300

Wachovia                                                                                          9,000                  379,350

Washington Mutual                                                                                18,000                  701,640

Wells Fargo & Co.                                                                                25,600                1,283,584

                                                                                                                       7,770,727

CONSUMER DISCRETIONARY--18.1%

AOL Time Warner                                                                                  31,000  (a)             507,160

Abercrombie & Fitch, Cl. A                                                                       12,000  (a)             365,280

Best Buy                                                                                          7,000  (a)             364,070

Carnival                                                                                         15,000                  518,850

Clear Channel Communications                                                                     13,100  (a)             591,072

Comcast, Cl. A                                                                                   29,204  (a)             868,819

Darden Restaurants                                                                               20,000                  436,000

Disney (Walt)                                                                                    29,500                  604,750

Ford Motor                                                                                       18,000                  208,080

General Motors                                                                                    7,000                  287,700

Hilton Hotels                                                                                    14,000                  213,920

Home Depot                                                                                       14,000                  450,240

Lamar Advertising                                                                                 9,000  (a)             300,690

Liberty Media, Cl. A                                                                             63,200  (a)             764,720

Liz Claiborne                                                                                     9,800                  337,806

Magna International, Cl. A                                                                        3,000  (b)             250,800

Mandalay Resort Group                                                                            17,000                  646,000

McDonald's                                                                                       32,100                  719,682

Office Depot                                                                                     23,000  (a)             419,520

PETsMART                                                                                         12,000  (a)             287,040

Royal Caribbean Cruises                                                                          11,000  (b)             342,650

Staples                                                                                          17,600  (a)             433,488

TJX Cos.                                                                                         25,000                  541,500

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY (CONTINUED)

Target                                                                                           16,400                  665,840

Viacom, Cl. B                                                                                    18,000                  810,000

                                                                                                                      11,935,677

CONSUMER STAPLES--2.4%

Altria Group                                                                                     22,200                  915,084

Dial                                                                                              6,000                  121,620

Kraft Foods                                                                                       6,100                  181,170

PepsiCo                                                                                           8,800                  391,952

                                                                                                                       1,609,826

ENERGY--9.2%

Anadarko Petroleum                                                                                9,000                  391,500

BJ Services                                                                                       9,000  (a)             336,330

Cross Timbers Royalty Trust                                                                          47                    1,042

Devon Energy                                                                                     25,661                1,327,957

Exxon Mobil                                                                                      85,442                3,221,163

Schlumberger                                                                                     14,000                  693,140

XTO Energy                                                                                        6,300                  132,237

                                                                                                                       6,103,369

FINANCE--22.1%

ACE                                                                                              10,000                  322,000

American Express                                                                                 29,400                1,324,470

American International Group                                                                     26,129                1,556,505

Axis Capital                                                                                      9,900                  243,045

Capital One Financial                                                                             4,000                  213,600

Citigroup                                                                                        69,207                3,000,124

Countrywide Financial                                                                             6,700                  454,595

E*TRADE Group                                                                                    50,000  (a)             461,500

Fannie Mae                                                                                       12,200                  790,438

Freddie Mac                                                                                       6,700                  356,105

Goldman Sachs Group                                                                               3,000                  265,470

J.P. Morgan Chase & Co.                                                                          21,800                  745,996

MBNA                                                                                             26,600                  620,844

Marsh & McLennan Cos.                                                                             9,000                  450,000

Merrill Lynch & Co.                                                                               4,000                  215,120

Morgan Stanley                                                                                   20,400                  995,316

RenaissanceRe                                                                                    14,000                  585,200

St. Paul Cos.                                                                                    18,800                  653,488


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Travelers Property Casualty, Cl. A                                                               49,860                  767,345

Travelers Property Casualty, Cl. B                                                                5,876                   91,019

Willis Group                                                                                     17,200                  498,628

                                                                                                                      14,610,808

HEALTH CARE--5.4%

Anthem                                                                                            4,900  (a)             358,680

Becton, Dickinson & Co.                                                                           7,000                  255,780

Biovail                                                                                           8,000  (a)             332,240

Bristol-Myers Squibb                                                                             14,200                  360,254

Medco Health Solutions                                                                                1                       13

Merck & Co.                                                                                      17,500                  880,600

Novartis, ADR                                                                                     8,000                  295,760

Omnicare                                                                                         12,000                  406,800

Watson Pharmaceuticals                                                                            8,000  (a)             328,800

Wyeth                                                                                             8,000                  342,800

                                                                                                                       3,561,727

INDUSTRIALS--6.6%

CSX                                                                                              11,000                  355,080

Caterpillar                                                                                       9,000                  646,470

Deere & Co.                                                                                       7,000                  395,570

Emerson Electric                                                                                 10,000                  557,600

Illinois Tool Works                                                                               3,000                  216,870

Manpower                                                                                          6,000                  233,460

Northrop Grumman                                                                                  4,000                  381,920

Republic Services                                                                                16,000  (a)             393,920

Tyco International                                                                               19,000                  391,020

United Technologies                                                                               5,000                  401,250

Waste Management                                                                                 14,000                  372,540

                                                                                                                       4,345,700

INFORMATION TECHNOLOGY--7.7%

Accenture, Cl. A                                                                                 18,500  (a)             391,460

Computer Sciences                                                                                10,000  (a)             425,700

EMC                                                                                              38,000  (a)             484,500

Flextronics International                                                                        29,000  (a)             391,210

Hewlett Packard                                                                                  33,790                  673,097

International Business Machines                                                                  11,300                  926,713

Micron Technology                                                                                25,000  (a)             359,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INFORMATION TECHNOLOGY (CONTINUED)

Motorola                                                                                         40,600                  435,638

NVIDIA                                                                                           17,000  (a)             308,720

Oracle                                                                                           33,000  (a)             421,740

Teradyne                                                                                         13,400  (a)             238,922

                                                                                                                       5,056,700

MATERIALS--5.4%

Alcoa                                                                                            15,200                  434,112

Dow Chemical                                                                                      9,430                  325,618

du Pont (E.I.) de Nemours                                                                        11,800                  527,932

International Paper                                                                              22,500                  912,375

PPG Industries                                                                                    7,000                  384,370

Praxair                                                                                           7,000                  446,740

Weyerhaeuser                                                                                      9,500                  565,250

                                                                                                                       3,596,397

TELECOMMUNICATION SERVICES--5.0%

AT&T                                                                                             11,000                  245,300

BellSouth                                                                                        36,500                  919,800

SBC Communications                                                                               34,758                  781,707

Sprint (PCS Group)                                                                               31,000  (a)             160,890

Telefonos de Mexico, ADR                                                                         11,000                  333,410

Verizon Communications                                                                           24,000                  847,680

                                                                                                                       3,288,787

UTILITIES--4.9%

Consolidated Edison                                                                              11,000                  434,830

Exelon                                                                                           11,300                  665,570

FPL Group                                                                                         6,000                  371,160

PG&E                                                                                             16,000  (a)             354,720

Progress Energy                                                                                  10,000                  404,900

Southern                                                                                         12,000                  340,560

TXU                                                                                              15,000                  330,000

Wisconsin Energy                                                                                 10,500                  305,970

                                                                                                                       3,207,710

TOTAL COMMON STOCKS

   (cost $56,644,326)                                                                                                 65,087,428


                                                                                                 Principal
SHORT-TERM INVESTMENTS--1.3%                                                                    Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

..86%, 9/4/2003                                                                                   24,000                   23,999

..89%, 9/11/2003                                                                                 320,000                  319,926

..88%, 9/25/2003                                                                                 381,000                  380,768

..92%, 11/20/2003                                                                                113,000                  112,717

TOTAL SHORT-TERM INVESTMENTS

   (cost $837,465)                                                                                                       837,410
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--.9%                                                                    Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred

  Money Market Fund

   (cost $604,000)                                                                              604,000                  604,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $58,085,791)                                                             100.8%               66,528,838

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.8%)                (536,792)

NET ASSETS                                                                                       100.0%               65,992,046

(A) NON-INCOME PRODUCING.



(B) ALL OF THESE SECURITIES ARE ON LOAN. AT AUGUST 31, 2003, THE TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $593,450 AND THE TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $604,000.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including securities loaned
valued at $593,450)--Note 1(c)                           58,085,791  66,528,838

Cash                                                                     15,354

Receivable for investment securities sold                               305,447

Dividends and interest receivable                                       106,676

Receivable for shares of Common Stock subscribed                            346

Prepaid expenses                                                          3,163

                                                                     66,959,824
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            64,225

Liability for securities loaned--Note 1(c)                              604,000

Payable for investment securities purchased                             226,339

Payable for shares of Common Stock redeemed                              25,022

Accrued expenses                                                         48,192

                                                                        967,778
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       65,992,046
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      65,052,349

Accumulated undistributed investment income--net                        449,776

Accumulated net realized gain (loss) on investments                 (7,953,126)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       8,443,047
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       65,992,046
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)       3,888,440

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   16.97

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended August 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $306 foreign taxes withheld at source)        1,255,158

Interest                                                                21,341

Income on securities lending                                             1,072

TOTAL INCOME                                                         1,277,571

EXPENSES:

Management fee--Note 3(a)                                              470,884

Shareholder servicing costs--Note 3(b)                                 269,883

Professional fees                                                       34,155

Prospectus and shareholders' reports                                    24,664

Registration fees                                                       13,801

Custodian fees--Note 3(b)                                                9,963

Directors' fees and expenses--Note 3(c)                                     43

Interest expense--Note 2                                                    35

Miscellaneous                                                            4,190

TOTAL EXPENSES                                                         827,618

INVESTMENT INCOME--NET                                                 449,953
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                (5,355,152)

  Short sale transactions                                              (2,266)

Net realized gain (loss) on financial futures                          369,212

NET REALIZED GAIN (LOSS)                                           (4,988,206)

Net unrealized appreciation (depreciation) on investments            8,461,390

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,473,184

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,923,137

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended August 31,
                                              ----------------------------------

                                                     2003                2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            449,953              526,765

Net realized gain (loss) on investments        (4,988,206)          (2,756,635)

Net unrealized appreciation (depreciation)
   on investments                               8,461,390           (9,134,675)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,923,137          (11,364,545)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                          (523,888)             (432,223)

Net realized gain on investments                       --           (4,668,869)

TOTAL DIVIDENDS                                 (523,888)           (5,101,092)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                   5,804,940           11,499,392

Dividends reinvested                              508,603            4,947,410

Cost of shares redeemed                       (12,288,513)         (17,475,827)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (5,974,970)          (1,029,025)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (2,575,721)         (17,494,662)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            68,567,767           86,062,429

END OF PERIOD                                  65,992,046           68,567,767

Undistributed investment income--net              449,776              523,711
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       375,358              636,039

Shares issued for dividends reinvested             32,984              273,187

Shares redeemed                                  (807,364)            (989,328)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (399,022)             (80,102)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                               Ten Months
                                                                                    Ended
                                                     Year Ended August 31,      August 31,           Year Ended October 31,
                                            ----------------------------------------------------------------------------------------

                                                       2003          2002         2001(a)        2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                15.99         19.70        22.51          24.04         21.23          21.35

Investment Operations:

Investment income--net                                  .11(b)        .12(b)       .12(b)         .09(b)        .13(b)         .09

Net realized and unrealized
   gain (loss) on investments                          1.00         (2.64)       (1.71)          1.42          2.77            .91

Total from Investment Operations                       1.11         (2.52)       (1.59)          1.51          2.90           1.00

Distributions:

Dividends from
   investment income--net                              (.13)        (.10)         (.12)          (.13)         (.09)          (.06)

Dividends from net realized
   gain on investments                                   --        (1.09)        (1.10)         (2.91)           --          (1.06)

Total Distributions                                    (.13)       (1.19)        (1.22)         (3.04)         (.09)         (1.12)

Net asset value, end of period                        16.97        15.99         19.70          22.51         24.04          21.23
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                       7.00       (13.49)        (7.29)(c)       7.11         13.71           4.83
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                               1.32         1.25           .99(c)         1.22         1.25           1.24

Ratio of interest expense and
   dividends on securities sold short
   to average net assets                                .00(d)       .00(d)        .00(c,d)        .01          .01             --

Ratio of net investment income
   to average net assets                                .72          .66           .59(c)          .43          .55            .36

Portfolio Turnover Rate                               58.45        50.61         89.62(c)       152.15       141.99         156.72
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       65,992       68,568        86,062          94,468      121,861        135,812

(A) THE FUND CHANGED ITS FISCAL YEAR END FROM OCTOBER 31 TO AUGUST 31.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Large Company Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering thirteen series including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $449,776, accumulated capital losses $4,500,806 and unrealized appreciation $8,296,505. In addition, the fund had $3,305,778 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to August 31, 2003. If not applied, $1,306,769 of the carryover expires in fiscal 2010 and $3,194,037 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2003 and August 31, 2002 were as follows: ordinary income $523,888 and $2,182,510 and long-term capital gains $0 and $2,918,582, respectively.


NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended August 31, 2003 was approximately $2,200 with a related weighted average annualized interest rate of 1.58%.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2003, the fund was charged $156,961 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2003, the fund was charged $60,285 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2003, the fund was charged $9,963 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000, an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

(E) During the period ended August 31, 2003, the fund incurred total brokerage commissions of $142,483, of which $180 was paid to Harborside Plus Inc., a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended August 31, 2003:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                        35,969,108           41,826,221

Short sale transactions                     509,920              337,860

     TOTAL                               36,479,028           42,164,081


The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. At August 31, 2003, there were no securities sold short outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At August 31, 2003, there were no financial futures contracts outstanding.

At August 31, 2003, the cost of investments for federal income tax purposes was $58,232,333; accordingly, accumulated net unrealized appreciation on investments was $8,296,505, consisting of $10,533,530 gross unrealized appreciation and $2,237,025 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Large Company Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Large Company Value Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Large Company Value Fund at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 10, 2003



IMPORTANT TAX INFORMATION (Unaudited)

The fund designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2003 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2004 of the percentage applicable to the preparation of their 2003 income tax returns.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David P. Feldman (63)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director & Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BBH Mutual Funds Group (11 funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

Ehud Houminer (62)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Executive-in-Residence at the Columbia Business School, Columbia University

* Principal of Lear, Yavitz and Associates, a management consulting firm, from 1996 through 2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

* Explore Charter School, Brooklyn, NY, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25


Gloria Messinger (73)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.

* Consultant in Intellectual Property

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

* New York Women's Agenda Music Performance Trust Fund, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

T. John Szarkowski (77)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

Anne Wexler (73)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 funds), Director

* Methanex Corporation, a methanol producing company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 29

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.


ROBERT SVAGNA, ASSISTANT TREASURER SINCE OCTOBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

NOTES

                  For More Information

                        Dreyfus
                        Large Company
                        Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call
1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  251AR0803


      Dreyfus
      Midcap Value Fund

      ANNUAL REPORT August 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Board Members Information

                            25   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                              Midcap Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Midcap Value Fund covers the 12-month period from September 1, 2002, through August 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Peter Higgins and Brian Ferguson.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter recently were revised upward to 3.3%, and many economists expect another strong showing for the third quarter. These improving economic expectations have driven most broad measures of stock market performance higher so far in 2003

Investors who stayed the course throughout the bear market were more likely to have participated in the 2003 equity rally, reinforcing our longstanding belief in a long-term approach to equity investing. We remain committed to providing you with the benefits of professional management and diversification. As always, we encourage you to talk with your financial advisor, who can help you adjust your strategies as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 16, 2003




DISCUSSION OF FUND PERFORMANCE

Peter Higgins and Brian Ferguson, Portfolio Managers

How did Dreyfus Midcap Value Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2003, Dreyfus Midcap Value Fund produced a 35.67% total return.(1) This compares with the 16.25% return provided by the fund's benchmark, the Russell Midcap Value Index (the "Index"), for the same period.(2)

We attribute part of the fund's performance to an improving economy and a stock market rally during the second half of the reporting period. The fund produced more than double the returns of its benchmark, primarily because of the success of our stock selection strategies in the technology, financial, capital goods, consumer services and energy groups.

On September 16, 2003, David Daglio replaced Brian Ferguson as a co-primary portfolio manager of this fund with Peter Higgins. Mr. Higgins has been a primary portfolio manager of this fund since its inception.

What is the fund's investment approach?

The fund's goal is to surpass the performance of the Index by investing in midcap companies that we believe are inexpensive relative to certain financial measurements of their intrinsic worth, profitability or business prospects

We identify potential investments through extensive quantitative and fundamental research. When selecting stocks for the fund, we emphasize three key factors

* VALUE, or how the stock is priced relative to its intrinsic worth based on a variety of traditional measures;

* BUSINESS HEALTH, as defined by the company' s overall efficiency and profitability; and

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

* BUSINESS MOMENTUM, or the presence of a catalyst such as corporate restructuring, change in management or a spin-off that could trigger an increase in the stock's price in the near term.

We typically sell a stock when we no longer consider it attractively valued, when it appears less likely to benefit from the current market and economic environment, when it shows deteriorating fundamentals or declining momentum or when its performance falls short of our expectations.

What other factors influenced the fund's performance?

During the first half of the reporting period, stock prices generally declined as investors became more risk averse as the economy remained sluggish and geopolitical tensions intensified. However, the stock market rallied strongly during the second half of the reporting period, when a number of factors created a positive shift in investor sentiment. Investors became more optimistic when the allied coalition entered Iraq and it became clear that there would be a fairly swift resolution to the conflict. Investors also began to anticipate stronger economic growth when Congress enacted new legislation reducing certain federal income tax rates, and the Federal Reserve Board cut short-term interest rates to 1%, a 45-year low. Lower interest rates contributed to historically low mortgage rates, which put cash in homeowners' pockets and helped support consumer spending.

Although the fund's holdings benefited from the rally, economic trends are not the primary drivers of our investment strategy. We first conduct fundamental research and choose investments one company at a time. The fund's strongest returns stemmed from the technology group, where we allocated a greater percentage of total assets than the Index did. We invested in a wide variety of technology companies, including a global electronics manufacturing services provider that delivers operational services to technology companies, a fiber
optics   company   and  several  wireless  communications  services  companies.

The second largest contribution to the fund' s performance came from the financials group, where the fund posted almost four times the return of the Index's financials component. Yet, we allocated only about half the percentage of the fund' s total assets to financial stocks clearly illustrating the impact of our stock selection strategy. Capital goods companies and consumer services providers, primarily retailers, also provided attractive returns, as did energy stocks, which benefited from high oil and natural gas prices.

On the other hand, higher oil prices hindered the fund's transportation stocks due to their impact on operating costs. Chemical stocks also suffered, primarily because oil is a key material in many chemical manufacturing processes.

What is the fund's current strategy?

While we are pleased with recent improvement in the economy and stock market, we remain cautiously optimistic. In our view, it is too early to assess whether the economy and stock market' s recent strength are likely to lead to full-scale recoveries.

Regardless of the economy and market's behavior, we continue to remain focused on selecting individual stocks based on their valuations, underlying business fundamentals and the presence of a catalyst that can drive the stock's price higher. We recently have found a number of stocks that meet our criteria in the technology, capital goods, energy and health care areas. Conversely, we have identified fewer investment opportunities among utilities and financial stocks, especially after we sold several stocks in these groups that reached our price targets. Of course, we plan to monitor the fund closely and may adjust the portfolio's composition as market conditions evolve.

September 16, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL MIDCAP VALUE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE AND MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Midcap Value Fund and the Russell Midcap Value Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/03

                                                                Inception                                                From
                                                                  Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                             9/29/95           35.67%             17.24%            15.70%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS MIDCAP VALUE FUND ON 9/29/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL MIDCAP VALUE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE AND MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

August 31, 2003

COMMON STOCKS--98.2%                                                                             Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--1.0%

UnionBanCal                                                                                     205,770                9,660,902

BASIC INDUSTRIES--7.0%

Alcan                                                                                           134,600                4,895,402

Arch Coal                                                                                       165,800                3,805,110

Boise Cascade                                                                                   243,300                6,629,925

Bowater                                                                                          74,900                3,243,919

Eastman Chemical                                                                                 60,200                2,155,762

Great Lakes Chemical                                                                             92,800                1,966,432

IMC Global                                                                                      574,800                4,500,684

Massey Energy                                                                                   475,380                6,013,557

Nucor                                                                                            44,000                2,262,040

Peabody Energy                                                                                  295,300                9,346,245

Potash Corporation of Saskatchewan                                                               30,900                2,190,810

Smurfit-Stone Container                                                                         494,600  (a,b)         7,804,788

Timken                                                                                          214,600                3,583,820

United States Steel                                                                             631,600               11,627,756

                                                                                                                      70,026,250

BROADCASTING AND PUBLISHING--.2%

Belo, Cl. A                                                                                      92,000                2,145,440

BUSINESS AND PUBLIC SERVICES--1.3%

Tenet Healthcare                                                                                799,000  (a)          12,823,950

CAPITAL GOODS--8.7%

Agilent Technologies                                                                            196,800  (a)           4,786,176

Corning                                                                                           7,900  (a,b)            65,175

Dana                                                                                            354,940                5,473,175

Deere & Co.                                                                                      84,000                4,746,840

Flowserve                                                                                       422,900  (a)           8,902,045

General Dynamics                                                                                114,800                9,885,428

NCR                                                                                             781,320  (a)          22,666,093

Northrop Grumman                                                                                 72,400                6,912,752

Parker-Hannifin                                                                                 199,300                9,869,336

Terex                                                                                            83,700  (a)           1,933,470

Xerox                                                                                         1,170,630  (a,b)        12,616,934

                                                                                                                      87,857,424

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER DURABLES--1.8%

Black & Decker                                                                                   49,000                2,096,220

Maytag                                                                                          212,230                5,751,433

Stanley Works                                                                                   338,100               10,234,287

                                                                                                                      18,081,940

CONSUMER NON-DURABLES--4.6%

Del Monte Foods                                                                                 957,300  (a)           8,596,554

H.J. Heinz                                                                                       62,000                2,006,320

Jones Apparel Group                                                                             241,800                7,469,202

NIKE, Cl. B                                                                                      88,800  (b)           5,059,824

Newell Rubbermaid                                                                               309,500                7,350,625

Polo Ralph Lauren                                                                               315,200                9,235,360

Reader's Digest Association                                                                     162,110                1,972,879

Tyson Foods, Cl. A                                                                              415,140                4,649,568

                                                                                                                      46,340,332

CONSUMER SERVICES--7.2%

Allied Waste Industries                                                                         757,000  (a)           8,372,420

BJ's Wholesale Club                                                                             130,100  (a)           2,841,384

Blockbuster, Cl. A                                                                              289,550                5,932,879

Cendant                                                                                         532,400  (a)           9,572,552

Clear Channel Communications                                                                    146,800                6,623,616

EarthLink                                                                                       627,360  (a)           4,762,047

Interpublic Group of Companies                                                                  298,860                4,527,729

J. C. Penney Co.                                                                                117,000                2,482,740

Michaels Stores                                                                                  81,800                3,717,810

Office Depot                                                                                    180,800  (a)           3,297,792

Omnicom Group                                                                                    28,000                2,186,800

Park Place Entertainment                                                                      1,263,800  (a)          11,096,164

R. R. Donnelley & Sons                                                                           24,000                  602,343

RadioShack                                                                                      114,500                3,480,800

Safeway                                                                                          98,300  (a)           2,399,503

                                                                                                                      71,896,579

ELECTRICAL AND ELECTRONICS--.3%

Alcatel, ADR                                                                                    294,400  (a,b)         3,206,016

ENERGY--13.5%

Anadarko Petroleum                                                                              336,500               14,637,750

Ashland                                                                                          38,800                1,282,728


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Chesapeake Energy                                                                               731,000                7,924,040

Cooper Cameron                                                                                   40,300  (a)           1,956,968

ENSCO International                                                                             242,700                6,783,465

GlobalSantaFe                                                                                   598,227               14,836,030

Grant Prideco                                                                                   448,160  (a)           5,198,656

Halliburton                                                                                     613,960               14,845,553

Kerr-McGee                                                                                      170,000                7,471,500

Nabors Industries                                                                               323,840  (a)          13,002,176

Patterson-UTI Energy                                                                            201,810  (a)           6,022,010

Tidewater                                                                                       195,600                5,617,632

Transocean                                                                                      244,400  (a)           5,161,728

Valero Energy                                                                                   461,900               18,198,860

Weatherford International                                                                       345,900  (a)          12,998,922

                                                                                                                     135,938,018

FINANCIAL SERVICES--16.0%

Acxiom                                                                                          578,900  (a)           9,355,024

Banknorth Group                                                                                 156,800                4,406,080

Charter One Financial                                                                           128,610                3,986,910

Chubb                                                                                           119,800                8,139,212

Comerica                                                                                         45,500                2,244,970

Countrywide Financial                                                                           309,150               20,973,054

E*TRADE Group                                                                                 1,535,880  (a)          14,176,172

Franklin Resources                                                                               48,100                2,077,439

Hartford Financial Services Group                                                               157,950                8,406,099

Janus Capital Group                                                                             536,700                9,268,809

KeyCorp                                                                                         162,800                4,433,044

Knight Trading Group                                                                          1,148,400  (a)          10,645,668

Lehman Brothers Holdings                                                                         20,500                1,347,465

Lincoln National                                                                                113,900                4,034,338

MBIA                                                                                             84,200                4,753,932

PMI Group                                                                                       575,100               20,347,038

PNC Financial Services                                                                           87,600                4,169,760

Radian Group                                                                                    197,500                9,399,025

UnumProvident                                                                                   925,100               13,043,910

XL Capital, Cl. A                                                                                70,600                5,347,950

                                                                                                                     160,555,899

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--8.2%

AdvancePCS                                                                                      227,670  (a)           9,147,781

AmerisourceBergen                                                                                30,900                1,798,689

Baxter International                                                                            500,100               14,052,810

Elan, ADR                                                                                        52,700  (a)             229,772

HCA                                                                                             327,340               12,435,647

IVAX                                                                                            665,770  (a)          13,182,246

King Pharmaceuticals                                                                            371,250  (a)           5,216,062

McKesson                                                                                         59,700                1,954,578

Quest Diagnostics                                                                               175,900  (a)          10,554,000

Shire Pharmaceuticals Group, ADR                                                                607,870  (a)          14,132,977

                                                                                                                      82,704,562

INSURANCE--1.1%

CIGNA                                                                                            51,000               2,431,680

Endurance Specialty Holdings                                                                    133,000                3,922,170

Reinsurance Group of America                                                                    129,100                4,882,562

                                                                                                                      11,236,412

LEISURE AND TOURISM--.6%

Mandalay Resort Group                                                                           167,100                6,349,800

MERCHANDISING--.3%

Toys "R" Us                                                                                     237,100  (a)           3,229,302

TECHNOLOGY--18.3%

ASML Holding                                                                                    490,690  (a)           7,801,971

Advanced Micro Devices                                                                          941,700  (a)          10,631,793

Agere Systems, Cl. A                                                                          1,472,500  (a)           4,446,950

Avaya                                                                                           276,980  (a)           2,894,441

BearingPoint                                                                                    796,200  (a)           6,529,257

Cadence Design Systems                                                                          580,130  (a)           8,249,449

Celestica                                                                                       639,700  (a)          11,226,735

Compuware                                                                                       116,880  (a)             703,980

Comverse Technology                                                                             169,000  (a,b)         2,786,810

DuPont Photomasks                                                                               250,770  (a)           6,422,220

Electronic Data Systems                                                                         476,850               10,409,635

Fairchild Semiconductor International                                                           330,045  (a)           5,841,797

Flextronics International                                                                       662,980  (a)           8,943,600

Infineon Technologies, ADR                                                                      131,100  (a)           1,927,170


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Integrated Device Technology                                                                    160,600  (a)           2,240,370

JDS Uniphase                                                                                  1,215,700  (a)           4,182,008

Network Associates                                                                              967,500  (a)          13,467,600

Parametric Technology                                                                         2,736,130  (a)           9,111,313

PeopleSoft                                                                                      565,300  (a)          10,231,930

Sanmina-SCI                                                                                     865,740  (a)           7,774,345

Solectron                                                                                       533,270  (a)           3,162,291

Teradyne                                                                                        889,300  (a)          15,856,219

3Com                                                                                          1,328,470  (a)           7,572,279

Unisys                                                                                          620,700  (a)           8,056,686

United Microelectronics, ADR                                                                  2,614,953  (a,b)        12,996,314

                                                                                                                     183,467,163

TELECOMMUNICATIONS--.6%

Sprint (PCS Group)                                                                            1,210,330  (a,b)         6,281,613

TRANSPORTATION--3.4%

Burlington Northern Santa Fe                                                                     68,300                1,936,305

CNF                                                                                             152,000                4,514,284

Continental Airlines, Cl. B                                                                     509,500  (a,b)         7,774,970

Delta Air Lines                                                                                 573,130                7,376,183

Norfolk Southern                                                                                209,000                3,979,360

Yellow                                                                                          292,400  (a)           8,198,896

                                                                                                                      33,779,998

UTILITIES--4.1%

AT&T Wireless Services                                                                          693,300  (a)           5,976,246

Calpine                                                                                       2,618,770  (a,b)        14,769,863

DTE Energy                                                                                       28,300                  987,953

Dominion Resources                                                                               57,900                3,507,582

Entergy                                                                                         140,900                7,390,205

Exelon                                                                                           52,300                3,080,470

FirstEnergy                                                                                     105,800                3,095,708

PPL                                                                                              73,000                2,895,910

                                                                                                                      41,703,937

TOTAL COMMON STOCKS

   (cost $843,028,210)                                                                                               987,285,537


                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
SHORT-TERM INVESTMENTS--1.6%                                                                 Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

..88%, 9/4/2003                                                                                1,960,000                1,959,882

..83%, 9/11/2003                                                                                 461,000                460,894

..89%, 9/18/2003                                                                               7,191,000                7,187,980

..93%, 9/25/2003                                                                               3,452,000                3,449,894

..93%, 11/20/2003                                                                              3,017,000                3,009,458

TOTAL SHORT-TERM INVESTMENTS

   (cost $16,069,337)                                                                                                 16,068,108
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--2.8%                                                                   Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $27,915,464)                                                                        27,915,464               27,915,464
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $887,013,011)                                                            102.6%            1,031,269,109

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (2.6%)             (25,914,955)

NET ASSETS                                                                                       100.0%            1,005,354,154

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT AUGUST 31, 2003, THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $26,323,297 AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $27,915,464.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2003

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments (including securities
   loaned valued at $26,323,297)--Note 1(b)          887,013,011  1,031,269,109

Cash                                                                  2,836,666

Receivable for investment securities sold                             5,381,378

Receivable for shares of Common Stock subscribed                      1,438,540

Dividends and interest receivable                                       841,498

Prepaid expenses                                                         35,218

                                                                  1,041,802,409
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           927,932

Liability for securities loaned--Note 1(b)                           27,915,464

Payable for investment securities purchased                           4,890,146

Payable for shares of Common Stock redeemed                           1,799,444

Accrued expenses                                                        915,269

                                                                     36,448,255
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,005,354,154
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,239,669,471

Accumulated net realized gain (loss) on investments               (378,571,415)

Accumulated net unrealized appreciation
  (depreciation) on investments                                     144,256,098
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,005,354,154
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      42,155,517

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   23.85

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended August 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $30,651 foreign taxes withheld at source)     6,550,452

Income on securities lending                                           539,626

Interest                                                                60,674

TOTAL INCOME                                                         7,150,752

EXPENSES:

Management fee--Note 3(a)                                            5,795,125

Shareholder servicing costs--Note 3(b)                               4,348,986

Custodian fees--Note 3(b)                                               99,126

Prospectus and shareholders' reports                                    91,324

Professional fees                                                       48,768

Registration fees                                                       26,289

Directors' fees and expenses--Note 3(c)                                 24,740

Interest expense--Note 2                                                 7,289

Miscellaneous                                                           13,462

TOTAL EXPENSES                                                      10,455,109

INVESTMENT (LOSS)--NET                                             (3,304,357)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                          (121,055,970)

Net unrealized appreciation (depreciation) on investments          370,254,431

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             249,198,461

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               245,894,104

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                            ------------------------------------

                                                     2003               2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                        (3,304,357)          (5,921,706)

Net realized gain (loss) on investments     (121,055,970)        (231,131,614)

Net unrealized appreciation (depreciation)
   on investments                            370,254,431         (137,099,604)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 245,894,104         (374,152,924)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS                       --         (80,016,419)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 288,289,837         741,602,427

Dividends reinvested                                   --          75,599,704

Cost of shares redeemed                     (329,098,606)        (699,005,667)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (40,808,769)         118,196,464

TOTAL INCREASE (DECREASE) IN NET ASSETS      205,085,335         (335,972,879)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           800,268,819        1,136,241,698

END OF PERIOD                               1,005,354,154          800,268,819
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    14,813,268          30,694,164

Shares issued for dividends reinvested                 --           2,931,358

Shares redeemed                              (18,190,831)         (31,252,442)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (3,377,563)           2,373,080

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                          Year Ended August 31,
                                                                 -------------------------------------------------------------------

                                                                 2003           2002            2001            2000       1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            17.58          26.33           28.11            21.70      15.39

Investment Operations:

Investment (loss)--net                                           (.08)(a)       (.12)(a)        (.06)(a)         (.09)(a)   (.17)(a)

Net realized and unrealized
   gain (loss) on investments                                    6.35          (6.92)           1.56             7.74        8.26

Total from Investment Operations                                 6.27          (7.04)           1.50             7.65        8.09

Distributions:

Dividends from net realized
   gain on investments                                             --          (1.71)          (3.28)           (1.24)      (1.78)

Net asset value, end of period                                  23.85          17.58           26.33            28.11       21.70
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                                35.67         (28.81)           7.02            37.60       55.71
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.35           1.20            1.15             1.27       1.34

Ratio of interest expense
   to average net assets                                          .00(b)         .00(b)          .00(b)           .04        .06

Ratio of net investment (loss)
   to average net assets                                         (.43)          (.51)           (.20)            (.38)      (.89)

Portfolio Turnover Rate                                        158.01         177.31          191.89           242.27      257.23
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       1,005,354        800,269       1,136,242          189,044      98,168

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(B) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus  Midcap  Value  Fund  (the  "fund") is a separate diversified series of
Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund's investment objective is to surpass the performance of the Russell Midcap Value Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to existing shareholders without a sales charge. The fund is closed to new investors.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.


(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $216,697,428 and unrealized appreciation $60,159,558. In addition, the fund had $77,777,447 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to August 31, 2003. If not applied, $27,867,725 of the carryover expires in fiscal 2010 and $188,829,703 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2003 and August 31, 2002 were as follows: ordinary income of $0 and $80,016,419, respectively.

During the period ended August 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $3,304,357 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The average daily amount of borrowings outstanding under both arrangements during the period ended August 31, 2003 was approximately $386,300 with a related weighted average annualized interest rate of 1.89%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2003, the fund was charged $1,931,708 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2003, the fund was charged $379,899 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2003, the fund was charged $99,126 pursuant to the custody agreement.


(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000, an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2003, amounted to $1,226,321,750 and $1,280,235,534, respectively.

At August 31, 2003, the cost of investments for federal income tax purposes was $971,109,551; accordingly, accumulated net unrealized appreciation on investments was $60,159,558, consisting of $162,369,435 gross unrealized appreciation and $102,209,877 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Midcap Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Midcap Value Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Midcap Value Fund at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 10, 2003



BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

DAVID P. FELDMAN (63)

BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director & Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BBH Mutual Funds Group (11 funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

EHUD HOUMINER (62)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Executive-in-Residence at the Columbia Business School, Columbia University

* Principal of Lear, Yavitz and Associates, a management consulting firm, from 1996 through 2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

* Explore Charter School, Brooklyn, NY, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

GLORIA MESSINGER (73)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.

* Consultant in Intellectual Property

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

* New York Women's Agenda Music Performance Trust Fund, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

T. JOHN SZARKOWSKI (77)

BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

ANNE WEXLER (73)

BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 funds), Director

* Methanex Corporation, a methanol producing company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 29

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ROBERT SVAGNA, ASSISTANT TREASURER SINCE OCTOBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc


NOTES

                      For More Information

                        Dreyfus
                        Midcap Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  258AR0803


      Dreyfus
      Midcap Value
      Plus Fund

      ANNUAL REPORT August 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Board Members Information

                            23   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                         Midcap Value Plus Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Midcap Value Plus Fund covers the 12-month period from September 1, 2002, through August 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Brian Ferguson.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter recently were revised upward to 3.3%, and many economists expect another strong showing for the third quarter. These improving economic expectations have driven most broad measures of stock market performance higher so far in 2003

Investors who stayed the course throughout the bear market were more likely to have participated in the 2003 equity rally, reinforcing our longstanding belief in a long-term approach to equity investing. We remain committed to providing you with the benefits of professional management and diversification. As always, we encourage you to talk with your financial advisor, who can help you adjust your strategies as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


/S/ STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 16, 2003




DISCUSSION OF FUND PERFORMANCE

Brian Ferguson, Portfolio Manager

How did Dreyfus Midcap Value Plus Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2003, the fund produced a total return of 22.70% .(1) In comparison, the Russell Midcap Value Index (the "Index"), the fund's benchmark, produced a total return of 16.25% for the same period.(2)

We attribute the fund' s performance to an improving economy and stock market during the second half of the reporting period. We are pleased that the fund outperformed its benchmark largely due to the success of our security selection strategy within the financial, technology and consumer services groups.

On September 16, 2003, David Daglio became the primary portfolio manager of the fund.

What is the fund's investment approach?

The fund's goal is to exceed the performance of the Russell Midcap Value Index. To pursue this goal, the fund invests primarily in the common stocks of companies whose market values generally range between $2.5 billion and $35 billion at the time of purchase. However, because the fund may continue to hold a security as its market capitalization grows, a substantial portion of the fund's holdings may have market capitalizations in excess of $35 billion at any given time.

When selecting stocks for the fund, we utilize a "bottom-up" approach, where the focus is on individual stock selection rather than attempting to forecast market trends. The fund' s investment approach is value-oriented and research-driven. When selecting stocks, we identify potential investments through extensive quantitative and fundamental research and by focusing on three key factors

*    VALUE,  or  how  a  stock  is  priced  relative  to  traditional   business
     performance measures;

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

* BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity; and

* BUSINESS MOMENTUM, or the presence of a catalyst such as corporate restructuring or changes in management that may potentially trigger a price increase in the near- to midterm.

The fund typically sells a stock when it reaches our target price, is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum or falls short of our expectations.

What other factors influenced the fund's performance?

During the first half of the reporting period, stock prices generally declined as investors became more risk averse as the economy remained sluggish and geopolitical tensions intensified. However, the stock market rallied strongly during the second half of the reporting period, when a number of factors created a positive shift in investor sentiment. Investors became more optimistic when the allied coalition entered Iraq and it became clear that there would be a fairly swift resolution to the conflict. Investors also began to anticipate stronger economic growth when Congress enacted new legislation reducing certain federal income tax rates, and the Federal Reserve Board cut short-term interest rates to 1%, a 45-year low. Lower interest rates contributed to historically low mortgage rates, which put cash in homeowners' pockets and helped support consumer spending.

In this environment, the fund' s investments in financial services companies contributed most positively to its overall performance. Online investment brokers benefited from increased trading activity, mortgage companies saw a boom in home buying and refinancing and insurance firms profited from higher premiums. While we had a smaller percentage of the fund's assets allocated to financial stocks than the Index did, the fund's financial stocks posted higher returns, clearly illustrating the success of our stock selection strategy


Technology stocks represented the second largest contributor to the fund's performance. Winners included a global electronics manufacturing services provider, a fiber optics company and several wireless communications services companies. Finally, consumer stocks performed well, most notably the retailers, media, advertising and entertainment companies.

On the other hand, several of the fund's health care stocks had disappointing returns during the reporting period, including a pharmaceutical company and a major hospital management firm.

What is the fund's current strategy?

We are pleased that we recently have seen some economic and stock market improvement, but in our view, it is too early to assess whether the economy and stock market's recent strength is likely to lead to a full-scale recovery.

Lately we have found a number of stocks that we believe enjoy solid underlying fundamentals and are attractively priced, most notably within the technology, financial services, capital goods, basic materials and energy areas. Conversely, we have identified fewer investment opportunities in consumer services stocks, mostly because many of the fund's holdings in these areas already have reached our price targets. As always, we plan to monitor the fund closely, and we may adjust the portfolio's composition as market conditions evolve.

September 16, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH AUGUST 31, 2004, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL MIDCAP VALUE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE AND MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Midcap Value Plus
Fund and the Russell Midcap Value Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/03

                                                                  Inception                                          From
                                                                    Date                    1 Year                 Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                               6/29/01                  22.70%                  (5.82)%



((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS MIDCAP VALUE PLUS FUND ON 6/29/01 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL MIDCAP VALUE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE AND MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

August 31, 2003

COMMON STOCKS--95.5%                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--1.9%

UnionBanCal                                                                                       3,850                  180,758

BASIC INDUSTRIES--6.3%

Alcan                                                                                             2,750                  100,017

Boise Cascade                                                                                     3,600                   98,100

Eastman Chemical                                                                                  1,200                   42,972

Nucor                                                                                               900                   46,269

Peabody Energy                                                                                    5,900                  186,735

Potash Corporation of Saskatchewan                                                                  650                   46,085

Smurfit-Stone Container                                                                           2,150  (a)              33,927

United States Steel                                                                               2,300                   42,343

                                                                                                                         596,448

BROADCASTING AND PUBLISHING--.4%

Belo, Cl. A                                                                                       1,800                   41,976

BUSINESS AND PUBLIC SERVICES--1.1%

Tenet Healthcare                                                                                  6,600  (a)             105,930

CAPITAL GOODS--9.5%

Agilent Technologies                                                                              3,800  (a)              92,416

Deere & Co.                                                                                       1,660                   93,807

General Dynamics                                                                                  2,000                  172,220

NCR                                                                                               9,100  (a)             263,991

Northrop Grumman                                                                                  1,500                  143,220

Parker-Hannifin                                                                                     900                   44,568

Xerox                                                                                             7,660  (a)              82,575

                                                                                                                         892,797

CONSUMER DURABLES--.9%

Stanley Works                                                                                     2,800                   84,756

CONSUMER NON-DURABLES--5.2%

Del Monte Foods                                                                                   4,400  (a)              39,512

H.J. Heinz                                                                                        1,300                   42,068

Jones Apparel Group                                                                               1,700                   52,513

NIKE, Cl. B                                                                                       1,800                  102,564

Newell Rubbermaid                                                                                 1,900                   45,125

Polo Ralph Lauren                                                                                 4,200                  123,060

Tyson Foods, Cl. A                                                                                7,810                   87,472

                                                                                                                         492,314

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
--------------------------------------------------------------------------------

CONSUMER SERVICES--5.7%

Cendant                                                                                           8,210  (a)             147,616

Clear Channel Communications                                                                      3,500                  157,920

Office Depot                                                                                      3,400  (a)              62,016

Omnicom Group                                                                                       500                   39,050

Park Place Entertainment                                                                          8,760  (a)              76,913

Safeway                                                                                           2,000  (a)              48,820

                                                                                                                         532,335

ENERGY--10.9%

Anadarko Petroleum                                                                                3,140                  136,590

Cooper Cameron                                                                                      790  (a)              38,362

ENSCO International                                                                               4,750                  132,762

GlobalSantaFe                                                                                     5,096                  126,381

Halliburton                                                                                       4,200                  101,556

Kerr-McGee                                                                                        2,000                   87,900

Nabors Industries                                                                                 2,410  (a)              96,761

Transocean                                                                                        1,340  (a)              28,301

Valero Energy                                                                                     4,510                  177,694

Weatherford International                                                                         2,600  (a)              97,708

                                                                                                                       1,024,015

FINANCIAL SERVICES--22.4%

Acxiom                                                                                            6,400  (a)             103,424

Banknorth Group                                                                                   3,100                   87,110

Charter One Financial                                                                             2,645                   81,995

Chubb                                                                                             1,950                  132,483

Comerica                                                                                            900                   44,406

Countrywide Financial                                                                             3,700                  251,045

E*TRADE Group                                                                                    14,800  (a)             136,604

Franklin Resources                                                                                  940                   40,599

Hartford Financial Services Group                                                                 2,400                  127,728

Janus Capital Group                                                                               4,170                   72,016

KeyCorp                                                                                           3,250                   88,498

Knight Trading Group                                                                              9,570  (a)              88,714

Lehman Brothers Holdings                                                                            510                   33,522

Lincoln National                                                                                  2,200                   77,924

MBIA                                                                                              1,700                   95,982

PMI Group                                                                                         6,400                  226,432


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

PNC Financial Services                                                                            1,800                   85,680

Radian Group                                                                                      2,900                  138,011

UnumProvident                                                                                     6,500                   91,650

XL Capital, Cl. A                                                                                 1,390                  105,292

                                                                                                                       2,109,115

HEALTH CARE--7.0%

AmerisourceBergen                                                                                   600                   34,926

Baxter International                                                                              4,500                  126,450

HCA                                                                                               3,500                  132,965

IVAX                                                                                              6,550  (a)             129,690

McKesson                                                                                          1,150                   37,651

Quest Diagnostics                                                                                 1,400  (a)              84,000

Shire Pharmaceuticals Group, ADR                                                                  4,900  (a)             113,925

                                                                                                                         659,607

INSURANCE--2.4%

CIGNA                                                                                             1,000                   47,680

Endurance Specialty Holdings                                                                      2,600                   76,674

Reinsurance Group of America                                                                      2,600                   98,332

                                                                                                                         222,686

REAL ESTATE INVESTMENT TRUSTS--2.1%

Boston Properties                                                                                 1,700                   73,015

CarrAmerica Realty                                                                                2,500                   70,375

Equity Office Properties Trust                                                                    1,800                   50,076

                                                                                                                         193,466

TECHNOLOGY--11.7%

ASML Holding                                                                                      5,000  (a)              79,500

Advanced Micro Devices                                                                            2,500  (a)              28,225

BearingPoint                                                                                     11,500  (a)              94,306

Cadence Design Systems                                                                            3,200  (a)              45,504

Celestica                                                                                         5,100  (a)              89,505

Electronic Data Systems                                                                           2,800                   61,124

Infineon Technologies, ADR                                                                        2,640  (a)              38,808

JDS Uniphase                                                                                     23,600  (a)              81,184

Network Associates                                                                                7,500  (a)             104,400

Parametric Technology                                                                            16,160  (a)              53,813

PeopleSoft                                                                                        4,700  (a)              85,070

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
--------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Teradyne                                                                                         10,600  (a)             188,998

Unisys                                                                                            3,200  (a)              41,536

United Microelectronics, ADR                                                                     21,290  (a)             105,811

                                                                                                                       1,097,784

TRANSPORTATION--1.9%

Burlington Northern Santa Fe                                                                      1,300                   36,855

Delta Air Lines                                                                                   5,490                   70,656

Norfolk Southern                                                                                  4,000                   76,160

                                                                                                                         183,671

UTILITIES--6.1%

Calpine                                                                                          17,890  (a)             100,900

DTE Energy                                                                                          500                   17,455

Dominion Resources                                                                                1,300                   78,754

Entergy                                                                                           3,100                  162,595

Exelon                                                                                            1,300                   76,570

FirstEnergy                                                                                       2,350                   68,761

PPL                                                                                               1,660                   65,852

                                                                                                                         570,887

TOTAL COMMON STOCKS

   (cost $7,981,227)                                                                                                   8,988,545
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--2.9%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

..83%, 9/11/2003                                                                                 140,000                  139,968

..95%, 9/25/2003                                                                                 134,000                  133,918

TOTAL SHORT-TERM INVESTMENTS

   (cost $273,883)                                                                                                       273,886
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $8,255,110)                                                               98.4%                9,262,431

CASH AND RECEIVABLES (NET)                                                                         1.6%                  155,194

NET ASSETS                                                                                       100.0%                9,417,625



(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  8,255,110    9,262,431

Cash                                                                    174,355

Receivable for shares of Common Stock subscribed                         10,700

Dividends receivable                                                     10,078

Prepaid expenses                                                          9,289

                                                                      9,466,853
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             7,727

Payable for investment securities purchased                               6,589

Payable for shares of Common Stock redeemed                                 800

Accrued expenses                                                         34,112

                                                                         49,228
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        9,417,625
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       9,954,458

Accumulated net realized gain (loss) on investments                 (1,544,154)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       1,007,321
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        9,417,625
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)         862,974

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   10.91

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended August 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $262 foreign taxes withheld at source)           78,447

Interest                                                                 1,198

TOTAL INCOME                                                            79,645

EXPENSES:

Investment advisory fee--Note 3(a)                                      50,992

Auditing fees                                                           34,033

Shareholder servicing costs--Note 3(b)                                  29,669

Registration fees                                                       15,342

Custodian fees--Note 3(b)                                               13,679

Prospectus and shareholders' reports                                    13,477

Directors' fees and expenses--Note 3(c)                                    389

Legal fees                                                                  63

Miscellaneous                                                            2,264

TOTAL EXPENSES                                                         159,908

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                       (57,924)

NET EXPENSES                                                           101,984

INVESTMENT (LOSS)--NET                                                (22,339)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (561,489)

Net unrealized appreciation (depreciation) on investments            2,091,506

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,530,017

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,507,678

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                               ---------------------------------

                                                     2003                2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                           (22,339)             (37,115)

Net realized gain (loss) on investments         (561,489)            (982,625)

Net unrealized appreciation
   (depreciation) on investments               2,091,506             (951,765)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   1,507,678           (1,971,505)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                                 --              (2,060)

Net realized gain on investments                       --             (13,386)

TOTAL DIVIDENDS                                        --             (15,446)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                   3,140,713           9,274,180

Dividends reinvested                                   --              14,409

Cost of shares redeemed                       (1,662,336)          (2,927,014)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             1,478,377            6,361,575

TOTAL INCREASE (DECREASE) IN NET ASSETS        2,986,055            4,374,624
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             6,431,570            2,056,946

END OF PERIOD                                   9,417,625            6,431,570
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       328,495             812,759

Shares issued for dividends reinvested                 --               1,221

Shares redeemed                                 (188,350)            (265,960)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     140,145              548,020

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                                  Year Ended August 31,
                                                                                        --------------------------------------------

                                                                                       2003            2002            2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                   8.90           11.77            12.50

Investment Operations:

Investment (loss)--net                                                                 (.03)(b)        (.08)(b)         (.00)(b,c)

Net realized and unrealized
   gain (loss) on investments                                                          2.04           (2.73)            (.73)

Total from Investment Operations                                                       2.01           (2.81)            (.73)

Distributions:

Dividends from investment income--net                                                    --            (.01)              --

Dividends from net realized gain on investments                                          --            (.05)              --

Total Distributions                                                                      --            (.06)              --

Net asset value, end of period                                                        10.91            8.90            11.77
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                      22.70          (24.00)           (5.84)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.50            1.50              .26(d)

Ratio of net investment
   (loss) to average net assets                                                        (.33)           (.74)            (.02)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                       .85            1.81             1.00(d)

Portfolio Turnover Rate                                                              159.07          146.66            35.82(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 9,418           6,432            2,057

(A) FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Midcap Value Plus Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund's investment objective is to exceed the performance of the Russell Midcap Value Index. The Dreyfus Corporation (" Dreyfus" ) serves as the fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. The Boston Company Asset Management, LLC (" TBCAM" ), an affiliate of Dreyfus, serves as the fund's sub-investment adviser. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $38 during the period ended August 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $841,580 and unrealized appreciation $714,814. In addition, the fund had $410,012 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.


The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2003. If not applied, $22,303 of the carryover expires in fiscal 2010 and $819,277 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2003 and August 31, 2002 were as follows: ordinary income $0 and $15,446, respectively.

During the period ended August 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $22,339, increased accumulated net realized gain (loss) on investments by $107 and decreased paid-in capital by $22,446. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2003, the fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. Dreyfus has undertaken, from September 1, 2002 through August 31, 2004, that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest expense, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $57,924 during the period ended August 31, 2003.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and TBCAM, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 up to $100 million . . . . . . . . . . . . . . .      .25 of 1%

          $100 million up to $1 billion. . . . . . . . . . .      .20 of 1%

          $1 billion up to $1.5 billion. . . . . . . . . . .      .16 of 1%

          $1.5 billion or more . . . . . . . . . . . . . . .      .10 of 1%

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2003, the fund was charged $16,997 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2003, the fund was charged $6,738 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2003, the fund was charged $13,679 pursuant to the custody agreement.


(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000, an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2003, amounted to $11,701,668 and $10,785,728, respectively.

At August 31, 2003, the cost of investments for federal income tax purposes was $8,547,617; accordingly, accumulated net unrealized appreciation on investments was $714,814, consisting of $1,113,810 gross unrealized appreciation and $398,996 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Midcap Value Plus Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Midcap Value Plus Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Midcap Value Plus Fund at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 10, 2003



BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David P. Feldman (63)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director & Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BBH Mutual Funds Group (11 funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

Ehud Houminer (62)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Executive-in-Residence at the Columbia Business School, Columbia University

* Principal of Lear, Yavitz and Associates, a management consulting firm, from 1996 through 2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

* Explore Charter School, Brooklyn, NY, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Gloria Messinger (73)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.

* Consultant in Intellectual Property

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

* New York Women's Agenda Music Performance Trust Fund, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

T. John Szarkowski (77)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

Anne Wexler (73)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 funds), Director

* Methanex Corporation, a methanol producing company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 29

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ROBERT SVAGNA, ASSISTANT TREASURER SINCE OCTOBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc


                      For More Information

                        Dreyfus
                        Midcap Value Plus Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        The Boston Company Asset
                        Management, LLC
                        One Boston Place
                        Boston, MA 02108

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  017AR0803


      Dreyfus
      Small Company
      Value Fund

      ANNUAL REPORT August 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Board Members Information

                            26   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                                  Small Company
                                                                     Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Small Company Value Fund covers the 12-month period from September 1, 2002, through August 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Peter Higgins.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter recently were revised upward to 3.3%, and many economists expect another strong showing for the third quarter. These improving economic expectations have driven most broad measures of stock market performance higher so far in 2003

Investors who stayed the course throughout the bear market were more likely to have participated in the 2003 equity rally, reinforcing our longstanding belief in a long-term approach to equity investing. We remain committed to providing you with the benefits of professional management and diversification. As always, we encourage you to talk with your financial advisor, who can help you adjust your strategies as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2003




DISCUSSION OF FUND PERFORMANCE

Peter Higgins, Portfolio Manager

How did Dreyfus Small Company Value Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2003, the fund produced a total return of 52.08%.(1) In comparison, the fund's benchmark, the Russell 2000 Value Index, produced a total return of 23.68% for the same period.(2)

We attribute part of the fund's performance to an investment environment for small-cap stocks that improved dramatically during the last six months of the reporting period. In addition, the fund's returns were driven by the success of our stock selection strategy in the technology, financial, health care, energy and utility groups, which caused the fund to produce more than double the return of its benchmark for the reporting period.

What is the fund's investment approach?

The fund seeks capital appreciation. To pursue this goal, it normally invests at least 80% of its assets in stocks of companies with market capitalizations between $100 million and $2 billion at the time of purchase. Because the fund may continue to hold a security whose market capitalization grows, a substantial portion of the fund's holdings can have market capitalizations in excess of $2 billion at any given time. The fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign
issuers,   including  those  purchased  in  initial  public  offerings  (IPOs)

The portfolio manager identifies potential investments through extensive quantitative and fundamental research. When selecting stocks, we emphasize three key factors: VALUE, or how a stock is valued relative to its intrinsic worth based on traditional value measures; BUSINESS HEALTH, or the overall efficiency and profitability as measured by return on

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

assets and return on equity; and BUSINESS MOMENTUM, or the presence of a catalyst, such as corporate restructuring, change in management or a spin-off that will trigger a price increase in the near- to midterm.

What other factors influenced the fund's performance?

The reporting period was an especially positive one for small-cap stocks, which generally provided higher returns than their large-cap counterparts. Small-cap stocks historically have been one of the strongest performers during economic recoveries.

Economic trends however, are not the main driver of the fund's investment strategy. We first conduct fundamental research one company at a time, and we choose individual stocks based on their valuations, underlying business fundamentals and the presence of a catalyst that, in our view, will cause the stock to rise over the near term. During the reporting period, we found a number of stocks meeting our criteria in the technology, health care and energy sectors. Accordingly, we placed greater emphasis on these three areas than the fund's benchmark, which helped boost the fund's performance.

Technology stocks staged a particularly impressive rebound, and some of the strongest returns of the reporting period stemmed from online investment brokers, which benefited from the greater trading activity in the financial markets. Within health care, our stock selection strategy enabled the fund to produce higher returns than did the benchmark's health care component. Strong stock selections and relatively heavy exposure to the energy group produced generally attractive returns in an environment of rising oil prices. However, higher oil prices adversely affected the fund's transportation stocks due to increased operating costs. Similarly, the fund' s chemical stocks were hurt
because   oil  is  a  key  material  in  the  chemical  manufacturing  process.


Finally, utilities stocks contributed positively to the fund's performance, most notably because of gains from a large power producer and several providers of wireless communications services that offer cellular and paging/messaging services and products.

What is the fund's current strategy?

While we recently have seen more signs of economic improvement, we are not yet fully convinced that the stage is set for a full economic or stock market recovery. In our view, it is too early to assess the longer-term implications of the stock market's recent strength.

Regardless of the economy and market's behavior, however, we continue to look for individual companies in out-of-favor industries that we believe have compelling valuations and strong business fundamentals. We recently have found more of these opportunities within the capital goods, basic materials, consumer cyclicals, energy and consumer staples industry groups. On the other hand, we have trimmed the fund's positions in the technology, health care and financial groups, taking profits as holdings within these areas reached our price targets. As always, we plan to monitor the fund's holdings closely, and we may adjust the portfolio's composition as market conditions evolve.

September 15, 2003

1 TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000
     COMPANIES  WITH  LOWER  PRICE-TO-BOOK  RATIOS AND LOWER  FORECASTED  GROWTH
     VALUES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Small Company Value Fund and the Russell 2000 Value Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/03


                                                               Inception                                                 From
                                                                 Date              1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                           12/29/93            52.08%             13.33%            12.46%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS SMALL COMPANY VALUE FUND ON 12/29/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE RUSSELL 2000 VALUE INDEX (THE "INDEX"). FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/93 IS USED AS THE BEGINNING VALUE ON 12/29/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX OF SMALL-CAP VALUE STOCK PERFORMANCE. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS
August 31, 2003

COMMON STOCKS--100.0%                                                                            Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--7.3%

Agrium                                                                                            4,500                   54,675

Arch Coal                                                                                        69,300                1,590,435

Boise Cascade                                                                                    69,100                1,882,975

GrafTech International                                                                          296,900  (a)           2,375,200

Great Lakes Chemical                                                                             32,200                  682,318

IMC Global                                                                                      111,900                  876,177

Massey Energy                                                                                   138,100                1,746,965

Millennium Chemicals                                                                            106,800                1,155,576

PolyOne                                                                                         225,400                  996,268

Timken                                                                                           68,200                1,138,940

United States Steel                                                                             133,700                2,461,417

Wabtec                                                                                           27,000                  422,550
                                                                                                                      15,383,496
CAPITAL GOODS--9.6%

AGCO                                                                                             68,200  (a)           1,505,856

Arris Group                                                                                     383,785  (a,b)         1,884,384

BE Aerospace                                                                                    210,700  (a)             935,508

Collins & Aikman                                                                                414,900  (a,b)         1,273,743

Flowserve                                                                                       138,200  (a)           2,909,110

Insituform Technologies, Cl. A                                                                   62,100  (a)           1,098,549

Kennametal                                                                                       20,000                  786,400

MasTec                                                                                          248,900  (a)           2,384,462

Navistar International                                                                           28,700  (a)           1,283,751

Quanta Services                                                                                 231,000  (a)           2,196,810

Terex                                                                                           114,200  (a)           2,638,020

Trinity Industries                                                                               32,700                  860,664

Wolverine Tube                                                                                   70,200  (a)             322,920

                                                                                                                      20,080,177
CONSUMER DURABLES--3.0%


ArvinMeritor                                                                                     81,300                1,530,066

Champion Enterprises                                                                            290,200  (a)           2,103,950

Fleetwood Enterprises                                                                            75,100  (a,b)           826,100

Furniture Brands International                                                                   48,900  (a)           1,400,985

InFocus                                                                                         102,900  (a)             533,022

                                                                                                                       6,394,123

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES--4.1%

Intertape Polymer Group                                                                         124,200  (a)             873,126

Midway Games                                                                                    261,650  (a,b)           703,839

Playtex Products                                                                                128,100  (a)             832,650

ProQuest                                                                                         39,300  (a)           1,074,855

Rayovac                                                                                         143,200  (a)           2,001,936

THQ                                                                                              61,700  (a)             968,690

Tommy Hilfiger                                                                                  138,200  (a)           1,705,388

Tupperware                                                                                       32,200                  525,826


                                                                                                                       8,686,310
CONSUMER SERVICES--13.8%


Action Performance Cos.                                                                          28,300  (b)             630,241

Argosy Gaming                                                                                    57,800  (a)           1,395,870

BJ's Wholesale Club                                                                              51,300  (a)           1,120,392

Brink's                                                                                          99,800                1,631,730

CSK Auto                                                                                         36,100  (a)             595,650

Catalina Marketing                                                                              139,600  (a)           1,941,836

EarthLink                                                                                       287,800  (a)           2,184,402

Finlay Enterprises                                                                               78,610  (a)           1,134,484

G & K Services, Cl. A                                                                            14,800                  489,140

Hollywood Entertainment                                                                          73,700  (a)           1,280,169

Information Resources                                                                           282,600  (a)           1,093,662

Internet Security Systems                                                                       113,500  (a)           1,417,615

Intrawest                                                                                        76,100                  982,451

Kforce                                                                                          118,260  (a)             807,716

Linens 'n Things                                                                                 59,100  (a)           1,707,990

Payless ShoeSource                                                                              136,800  (a)           2,016,432

Scholastic                                                                                       11,900  (a)             344,981

Six Flags                                                                                       356,300  (a)           1,906,205

Too                                                                                             112,800  (a)           1,829,616

Valassis Communications                                                                          56,300  (a)           1,654,094

Wet Seal, Cl. A                                                                                 153,000  (a)           1,715,130

Young Broadcasting, Cl. A                                                                        39,600  (a)             963,072

                                                                                                                      28,842,878

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
ENERGY--9.4%

Chesapeake Energy                                                                               286,000                3,100,240

Global Industries                                                                               320,700  (a)           1,552,188

Grant Prideco                                                                                   165,100  (a)           1,915,160

Horizon Offshore                                                                                 82,200  (a)             354,282

Key Energy Services                                                                             461,300  (a)           4,779,068

Parker Drilling                                                                                 419,500  (a)             994,215

Patterson-UTI Energy                                                                             97,610  (a)           2,912,682

Tesoro Petroleum                                                                                189,160  (a)           1,691,091

Trico Marine Services                                                                           466,700  (a)           1,054,742

Veritas DGC                                                                                     151,600  (a)           1,385,624

                                                                                                                      19,739,292

FINANCIAL SERVICES--14.2%

Acxiom                                                                                           90,300  (a,b)         1,459,248

Ameritrade Holding                                                                              174,200  (a,b)         1,893,554

Delphi Financial Group, Cl. A                                                                    16,600                  797,796

E*TRADE Group                                                                                   327,300  (a,b)         3,020,979

Erie Indemnity, Cl. A                                                                            24,600                1,001,958

Infinity Property & Casualty                                                                     35,570  (a)             951,142

Knight Trading Group                                                                            473,000  (a)           4,384,710

Montpelier Re Holdings                                                                           57,250  (a)           1,755,285

PMA Capital, Cl. A                                                                               97,600                1,222,928

PartnerRe                                                                                        38,300                1,913,468

Phoenix Companies                                                                               222,200  (a,b)         2,359,764

Platinum Underwriters Holdings                                                                   53,200                1,444,380

Safety Insurance Group                                                                           53,300                  826,150

Santander BanCorp                                                                                50,200                  957,816

Scottish Annuity & Life Holdings                                                                171,700                3,945,666

SoundView Technology Group                                                                      111,400  (a)           1,177,498

Webster Financial                                                                                20,200                  786,790


                                                                                                                      29,899,132

HEALTH CARE--8.5%

Apogee Enterprises                                                                               69,900                  794,064

Beverly Enterprises                                                                             263,400  (a)           1,712,100

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)

CONMED                                                                                           31,600  (a)             672,132

Enzon Pharmaceuticals                                                                           225,000  (a)           2,558,250

IDX Systems                                                                                      55,200  (a)           1,133,808

Molecular Devices                                                                                71,200  (a)           1,381,280

Ocular Sciences                                                                                  62,300  (a)           1,408,603

PAREXEL International                                                                            87,900  (a)           1,481,994

PDI                                                                                              20,255  (a)             522,579

Province Healthcare                                                                              69,200  (a)             994,404

RehabCare Group                                                                                  89,200  (a)           1,409,360

Savient Pharmaceuticals                                                                         215,900  (a)             949,960

Triad Hospitals                                                                                  62,800  (a)           2,034,720

Ventiv Health                                                                                   112,600  (a)             774,688

                                                                                                                      17,827,942
LEISURE TIME--.2%

ebookers PLC, ADR                                                                                20,000  (a)             384,000

MISCELLANEOUS--1.2%

Atlantic Coast Airlines Holdings                                                                 82,900  (a)             662,371

York International                                                                               57,100                1,843,188

                                                                                                                       2,505,559
MACHINERY & ENGINEERING--.7%

Manitowoc                                                                                        56,100                1,433,355

TECHNOLOGY--20.9%

ANADIGICS                                                                                       172,600  (a)             859,548

Art Technology Group                                                                            331,600  (a)             752,069

Axcelis Technologies                                                                            458,500  (a)           3,988,950

BearingPoint                                                                                     94,700  (a)             776,540

Borland Software                                                                                 81,900  (a)             777,231

CTS                                                                                              70,100                  902,888

Credence Systems                                                                                 73,200  (a)             841,068

DiamondCluster International, Cl. A                                                             215,900  (a)           1,295,400

Digitas                                                                                         136,000  (a)             931,600

Documentum                                                                                       56,600  (a)           1,161,432

Fairchild Semiconductor International, Cl. A                                                    117,600  (a)           2,081,520

FileNET                                                                                          31,800  (a)             670,662

GlobespanVirata                                                                                 276,210  (a)           2,101,958


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)

IONA Technologies PLC, ADR                                                                      272,300  (a)             658,966

LTX                                                                                             158,300  (a)           2,352,338

MRO Software                                                                                     94,700  (a)           1,237,729

Manugistics Group                                                                               231,300  (a)           1,063,980

Mattson Technology                                                                              438,100  (a)           2,628,600

Palm                                                                                             82,400  (a)           1,503,800

Parametric Technology                                                                           246,000  (a)             819,180

Photronics                                                                                       57,770  (a)           1,403,233

Primus Telecommunications Group                                                                  93,700  (a)             717,742

Quovadx                                                                                         217,000  (a,b)           783,370

Sanmina-SCI                                                                                     154,900  (a)           1,391,002

Sapient                                                                                         330,600  (a)           1,041,390

SkillSoft, ADR                                                                                  160,400  (a)           1,206,208

SonicWALL                                                                                       294,900  (a)           1,843,125

Tech Data                                                                                        49,600  (a)           1,654,160

Titan                                                                                           139,400  (a)           2,241,552

TriQuint Semiconductor                                                                          246,000  (a)           1,367,760

Verity                                                                                           72,900  (a)             868,968

Websense                                                                                         81,500  (a)           1,939,700

                                                                                                                      43,863,669

TRANSPORTATION--4.1%

EGL                                                                                              48,000  (a)             850,560

ExpressJet Holdings                                                                             212,400  (a)           2,878,020

RailAmerica                                                                                     163,000  (a)           1,548,500

Yellow                                                                                          117,400  (a)           3,291,896

                                                                                                                       8,568,976

UTILITIES--3.0%

AirGate PCS                                                                                     185,800  (a,b)           327,008

Alamosa Holdings                                                                                581,700  (a)           2,187,192

Calpine                                                                                         416,300  (a,b)         2,347,932

Western Wireless, Cl. A                                                                          75,400  (a)           1,393,392

                                                                                                                       6,255,524

TOTAL COMMON STOCKS
   (cost $181,913,127)                                                                                               209,864,433

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--.6%                                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BILLS:

..89%, 9/11/2003                                                                                  95,000                   94,978

..90%, 9/18/2003                                                                                 208,000                  207,912

..93%, 9/25/2003                                                                                 879,000                  878,464

..93%, 11/20/2003                                                                                 42,000                   41,895


TOTAL SHORT-TERM INVESTMENTS
   (cost $1,223,256)                                                                                                   1,223,249
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--2.7%                                                                   Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred
  Money Market Fund

   (cost $5,573,817)                                                                          5,573,817                5,573,817
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $188,710,200)                                                            103.3%              216,661,499

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (3.3%)              (6,896,340)

NET ASSETS                                                                                       100.0%              209,765,159

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT AUGUST 31, 2003, THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $5,232,403  AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $5,573,817 .

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2003
                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities-See Statement of Investments
   (including securities loaned
        valued at $5,232,403)--Note 1(c)                188,710,200  216,661,499

Cash                                                                     42,405

Receivable for investment securities sold                             1,011,467

Dividends and interest receivable                                        72,767

Receivable for shares of Common Stock subscribed                         18,042

Prepaid expenses                                                          3,559

                                                                    217,809,739
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           193,721

Liability for securities loaned--Note 1(c)                            5,573,817

Payable for investment securities purchased                           1,984,203

Payable for shares of Common Stock redeemed                             200,284

Accrued expenses                                                         92,555

                                                                      8,044,580
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      209,765,159
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     260,872,486

Accumulated net realized gain (loss) on investments                 (79,058,626)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      27,951,299
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      209,765,159
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      11,221,283

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   18.69

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended August 31, 2003

--------------------------------------------------------------------------------
INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $1,430 foreign taxes withheld at source)        571,107

Income from securities lending                                         231,586

Interest                                                                 2,380

TOTAL INCOME                                                           805,073

EXPENSES:

Management fee--Note 3(a)                                            1,195,457

Shareholder servicing costs--Note 3(b)                                 729,117

Custodian fees--Note 3(b)                                               52,389

Professional fees                                                       28,183

Prospectus and shareholders' reports                                    27,944

Registration fees                                                       14,124

Interest expense--Note 2                                                 6,413

Directors' fees and expenses--Note 3(c)                                  5,530

Miscellaneous                                                            4,098

TOTAL EXPENSES                                                       2,063,255

INVESTMENT (LOSS)--NET                                              (1,258,182)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (54,451,003)

Net unrealized appreciation (depreciation) on investments          127,037,016

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              72,586,013

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                71,327,831

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                             -----------------------------------
                                                     2003               2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                         (1,258,182)          (2,181,126)

Net realized gain (loss) on investments       (54,451,003)         (20,732,118)

Net unrealized appreciation
   (depreciation) on investments              127,037,016          (81,956,353)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   71,327,831         (104,869,597)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):
NET REALIZED GAIN ON INVESTMENTS                       --         (84,034,073)
--------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  28,376,441          73,568,676

Dividends reinvested                                   --          80,220,640

Cost of shares redeemed                      (60,314,669)        (162,864,547)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (31,938,228)          (9,075,231)

TOTAL INCREASE (DECREASE) IN NET ASSETS       39,389,603         (197,978,901)
--------------------------------------------------------------------------------
NET ASSETS ($):

Beginning of Period                           170,375,556         368,354,457

END OF PERIOD                                 209,765,159         170,375,556
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,120,392          3,674,436

Shares issued for dividends reinvested                 --          4,023,101

Shares redeemed                                (4,763,025)        (8,077,748)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,642,633)          (380,211)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                Ten Months
                                                                                     Ended
                                                   Year Ended August 31,         August 31,           Year Ended October 31,
                                            ----------------------------------------------------------------------------------------
                                                       2003          2002          2001(a)       2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                              12.29         25.86         24.03         20.72          17.06         21.95

Investment Operations:

Investment (loss)--net                               (.10)(b)      (.15)(b)      (.13)(b)      (.13)(b)       (.16)(b)      (.09)(b)
Net realized and unrealized
   gain (loss) on investments                        6.50         (6.36)         3.57          4.85           3.82         (4.39)

Total from Investment Operations                     6.40         (6.51)         3.44          4.72           3.66         (4.48)

Distributions:

Dividends from investment
   income--net                                         --            --           --             --            --           (.02)

Dividends from net realized
   gain on investments                                 --         (7.06)        (1.61)        (1.41)           --           (.39)

Total Distributions                                    --         (7.06)        (1.61)        (1.41)           --           (.41)

Net asset value, end of period                      18.69         12.29         25.86         24.03          20.72         17.06
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                    52.08        (35.65)        16.23(c)      23.78          21.45        (20.83)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                             1.29          1.20           .93(c)       1.16           1.23          1.21

Ratio of interest expense and
   dividends on securities sold short
   to average net assets                              .00(d)        .01             --          .04            .05           .01

Ratio of net investment (loss)
   to average net assets                             (.79)         (.79)        (.50)(c)       (.57)          (.78)         (.44)

Portfolio Turnover Rate                             128.80        126.43       129.27(c)      169.12         170.38        132.38
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period
   ($ x 1,000)                                     209,765       170,376        368,354      303,336        269,632       300,908

(A) THE FUND CHANGED ITS FISCAL YEAR END FROM OCTOBER 31 TO AUGUST 31.
(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(C) NOT ANNUALIZED.
(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Small Company Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are
sold    to    the    public    without    a    sales    charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund' s Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $34,488,387 and unrealized appreciation $15,153,453. In addition, the fund had $31,772,393 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2003. If not applied, $9,737,015 of the carryover expires in fiscal 2010 and $24,751,372 expires in fiscal 2011.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2003 and August 31, 2002 were as follows: ordinary income $0 and $72,866,043 and long-term capital gains $0 and $11,168,030, respectively.

During the period ended August 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $1,258,182 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended August 31, 2003 was approximately $370,400, with a related weighted average annualized interest rate of 1.73%.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2003, the fund was charged $398,486 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2003, the fund was charged $118,441 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2003, the fund was charged $52,389 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000, an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2003, amounted to $209,680,659 and $242,072,949, respectively.

At August 31, 2003, the cost of investments for federal income tax purposes was $201,508,046; accordingly, accumulated net unrealized appreciation on investments was $15,153,453, consisting of $44,140,927 gross unrealized appreciation and $28,987,474 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Small Company Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Small Company Value Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Small Company Value Fund at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 10, 2003

                                                             The Fund


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)
CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

DAVID P. FELDMAN (63)
BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director & Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BBH Mutual Funds Group (11 funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

EHUD HOUMINER (62)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Executive-in-Residence at the Columbia Business School, Columbia University

* Principal of Lear, Yavitz and Associates, a management consulting firm, from 1996 through 2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

* Explore Charter School, Brooklyn, NY, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25


GLORIA MESSINGER (73)
BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.

* Consultant in Intellectual Property

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

* New York Women's Agenda Music Performance Trust Fund, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

T. JOHN SZARKOWSKI (77)
BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

ANNE WEXLER (73)
BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 funds), Director

* Methanex Corporation, a methanol producing company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 29

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.


ROBERT SVAGNA, ASSISTANT TREASURER SINCE OCTOBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

NOTES

                  For More Information

                        Dreyfus
                        Small Company Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  253AR0803


      Dreyfus Premier
      Technology Growth Fund
      ANNUAL REPORT August 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            20   Notes to Financial Statements

                            27   Report of Independent Auditors

                            28   Board Members Information

                            30   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                         Dreyfus Premier Technology Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Technology Growth Fund covers the 12-month period from September 1, 2002, through August 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's primary portfolio manager, Mark Herskovitz.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter recently were revised upward to 3.3%, and many economists expect another strong showing for the third quarter. These improving economic expectations have driven most broad measures of stock market performance higher so far in 2003

Investors who stayed the course throughout the bear market were more likely to have participated in the 2003 equity rally, reinforcing our longstanding belief in a long-term approach to equity investing. We remain committed to providing you with the benefits of professional management and diversification. As always, we encourage you to talk with your financial adviser, who can help you adjust your strategies as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


/S/ STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2003




DISCUSSION OF FUND PERFORMANCE

Mark Herskovitz, Primary Portfolio Manager

How did Dreyfus Premier Technology Growth Fund perform relative to its benchmarks?

For the 12-month period ended August 31, 2003, the fund produced total returns of 42.91% for Class A shares, 41.48% for Class B shares, 41.55% for Class C shares, 43.72% for Class R shares and 42.18% for Class T shares.(1) In comparison, the fund's benchmarks, the Morgan Stanley High Technology 35 Index and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), produced total returns of 44.21% and 12.06%, respectively, over the same period.(2,3)

Technology stocks rose sharply during the reporting period, led by smaller, lower-quality companies whose value had declined sharply during the bear market. The fund's returns roughly matched that of the Morgan Stanley High Technology 35 Index and surpassed that of the S&P 500 Index, primarily because of successful stock selection within the information technology, telecommunications equipment and health care-related sectors.

What is the fund's investment approach?

The fund seeks capital appreciation by investing in growth companies of any size that we believe are leading producers or beneficiaries of technological innovation. When choosing stocks, we look for sectors within the technology area that we expect to outperform other sectors. We seek to emphasize the most attractive sectors and de-emphasize the less appealing sectors. Among the sectors evaluated are those that develop, produce or distribute products or
services   in   the   computer,   semiconductor,  electronics,  communications,
biotechnology, computer software and hardware, electronic components and systems, data networking and telecommunications equipment and services industries.

Typically, we look for companies that are leaders in their market segments and are characterized by rapid earnings growth and strong

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

market shares. We conduct extensive fundamental research to understand these companies' competitive advantages and to evaluate their ability to maintain leadership positions over time. Although we look for companies with the potential for strong earnings growth rates, some of our investments may currently be experiencing losses. Moreover, we may invest in small-, mid- and large-cap securities in all available trading markets, including initial public offerings and the aftermarket.

What other factors influenced the fund's performance?

When the reporting period began, the outlook for many technology companies was bleak. The U.S. economy remained sluggish as corporations cut spending and investment. Technology companies' revenues declined sharply and their stock prices fell, reaching a cyclical low in October 2002 because of the sharp decrease in demand.

Shortly thereafter, technology stocks began to recover fitfully as investors began to anticipate a better business environment. The Federal Reserve Board's reduction of short-term interest rates in November 2002 led to a short-lived market rally that was dominated by technology stocks. Although the overall market subsequently gave back most of those gains, technology stocks remained above their previous lows. After the war in Iraq concluded in April 2003, a more sustained market rally began, again led by technology stocks. Post-war investor optimism was further supported by an additional rate cut in June 2003 and new legislation reducing federal income tax rates.

In this generally favorable environment, some of the fund's longstanding investments began to fulfill what we believed to be their potential. Most notably, telecommunications equipment provider UTStarcom, which we have discussed in previous reports, rose more than 200% as investors increasingly recognized the advantages of its low-cost products in emerging markets. Also in the telecommunications equipment area, ADTRAN rose more than threefold after reporting higher earnings. Other companies in the sector gained value as investors realized that formerly hard-hit businesses were likely to survive.


Information technology providers such as Israeli billing outsourcer Amdocs and U.S. blue-chip International Business Machines provided solid returns. The fund also enjoyed attractive results from its investments in technology-related health care companies, including biotechnology leader Genentech and generic drug manufacturer Teva Pharmaceutical Industries. In addition, the fund's relative performance benefited from information technology stocks it did not own, such as Electronic Data Systems that performed relatively poorly. However, the fund's lack of investment in high-fliers Amazon.com, Yahoo! and Juniper Networks hindered its relative performance, as did its positions in SBC Communications and Verizon Communications.

What is the fund's current strategy?

We  are  optimistic about the current improvement in business conditions, but we
are   aware  that  technology  stocks  have  risen  quickly  and  dramatically.
Accordingly, we intend to adhere to our disciplined approach of identifying areas of potential growth within the technology sector and investing in those areas' dominant companies. As of the end of August, this strategy led us to overweight the semiconductor and semiconductor equipment sectors. We also have maintained our positions in the health care sector. In our view, our research-driven investment process, a focus on quality and a long-term perspective will be the key to withstanding short-term market volatility and achieving sustainable gains over time.

September 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX IS AN UNMANAGED, EQUAL DOLLAR-WEIGHTED INDEX OF 35 STOCKS FROM THE ELECTRONICS-BASED SUBSECTORS.

(3) SOURCE: LIPPER INC. -- REFLECTS MONTHLY REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Technology Growth Fund Class A shares with the Morgan Stanley High Technology 35 Index and the Standard & Poor's 500 Composite Stock Price Index

((+))    SOURCE: BLOOMBERG L.P.

((+)(+)) SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER TECHNOLOGY GROWTH FUND ON 10/13/97 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN EACH OF THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500 INDEX") AND THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX (THE "MS HIGH TECH 35 INDEX"). FOR COMPARATIVE PURPOSES, THE VALUE OF EACH INDEX ON 9/30/97 IS USED AS THE BEGINNING VALUE ON 10/13/97. PERFORMANCE FOR CLASS B, CLASS C, CLASS R AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE MS HIGH TECH 35 INDEX IS AN UNMANAGED, EQUAL DOLLAR-WEIGHTED INDEX FROM THE ELECTRONICS-BASED SUBSECTORS AND INCLUDES GROSS DIVIDENDS REINVESTED. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 8/31/03

                                                          Inception                                                       From
                                                            Date                 1 Year               5 Years           Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                         10/13/97               34.68%               10.84%              8.56%

WITHOUT SALES CHARGE                                      10/13/97               42.91%               12.16%              9.66%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                    4/15/99               37.48%                 --               (7.37)%
WITHOUT REDEMPTION                                         4/15/99               41.48%                 --               (6.95)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                 4/15/99               40.55%                 --               (6.94)%

WITHOUT REDEMPTION                                         4/15/99               41.55%                 --               (6.94)%

CLASS R SHARES                                             4/15/99               43.72%                 --               (5.80)%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                        8/31/99               35.80%                 --              (11.16)%

WITHOUT SALES CHARGE                                       8/31/99               42.18%                 --              (10.13)%



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund

STATEMENT OF INVESTMENTS

August 31, 2003

COMMON STOCKS--94.8%                                                                             Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BIOTECHNOLOGY--4.6%

Amgen                                                                                           250,000  (a)          16,475,000

Genentech                                                                                       247,500  (a)          19,651,500

                                                                                                                      36,126,500

COMPUTER COMMUNICATIONS--1.5%

Emulex                                                                                          485,000  (a)          11,741,850

COMPUTER SOFTWARE--14.9%

Adobe Systems                                                                                   380,000               14,755,400

Business Objects S.A. ADR                                                                       600,000  (a,b)        16,218,000

Microsoft                                                                                       483,000               12,809,160

Oracle                                                                                        1,225,000  (a)          15,655,500

PeopleSoft                                                                                      500,000  (a)           9,050,000

SAP, ADR                                                                                        485,000  (b)          14,520,900

Symantec                                                                                        315,000  (a,b)        18,090,450

VERITAS Software                                                                                485,000  (a)          16,722,800

                                                                                                                     117,822,210

DIVERSIFIED ELECTRONIC PRODUCTS--2.3%

Motorola                                                                                      1,700,000               18,241,000

ELECTRONIC DATA PROCESSING--8.2%

Dell                                                                                            900,000  (a)          29,367,000

International Business Machines                                                                 170,000               13,941,700

Network Appliance                                                                               950,000  (a)          21,289,500

                                                                                                                      64,598,200

ELECTRONIC DATA PROCESSING PERIPHERALS--5.3%

EMC                                                                                           1,925,000  (a)          24,543,750

QLogic                                                                                          185,000  (a)           9,068,700

Western Digital                                                                                 750,000  (a)           8,617,500

                                                                                                                      42,229,950

ELECTRONIC DATA PROCESSING SERVICES--2.5%

Automatic Data Processing                                                                       310,000               12,372,100

First Data                                                                                      200,000                7,680,000

                                                                                                                      20,052,100

ELECTRONIC PRODUCTION EQUIPMENT--8.5%

Applied Materials                                                                             1,000,000  (a)          21,600,000

KLA-Tencor                                                                                      325,000  (a,b)        19,292,000

Novellus Systems                                                                                375,000  (a)          14,985,000

Teradyne                                                                                        645,000  (a)          11,500,350

                                                                                                                      67,377,350


COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC DISTRIBUTORS--2.8%

Microchip Technology                                                                            785,000               21,987,850

INDUSTRIAL SPECIALTIES--1.5%

Corning                                                                                       1,410,000  (a)          11,632,500

INTERNET--4.1%

BEA Systems                                                                                   1,305,000  (a)          17,682,750

eBay                                                                                            264,000  (a)          14,620,320

                                                                                                                      32,303,070

MEDICAL SPECIALTIES--2.1%

Zimmer Holdings                                                                                 320,000  (a)          16,556,800

OFFICE/PLANT AUTOMATION--4.1%

Cisco Systems                                                                                 1,685,000  (a)          32,267,750

OTHER CONSUMER SERVICES--1.1%

Apollo Group, Cl. A                                                                             140,000  (a)           8,969,800

OTHER PHARMACEUTICALS--2.0%

Teva Pharmaceutical Industries, ADR                                                             265,000               15,558,680

RECREATIONAL PRODUCTS/TOYS--1.9%

Electronic Arts                                                                                 170,000  (a)          15,257,500

SEMICONDUCTORS--19.8%

Amdocs                                                                                          625,000  (a)          13,987,500

Intel                                                                                         1,195,000               34,200,900

Linear Technology                                                                               432,500               17,827,650

NVIDIA                                                                                          875,000  (a)          15,890,000

STMicroelectronics, ADR                                                                         600,000               14,964,000

Taiwan Semiconductor                                                                         14,472,000  (a)          28,451,408

Texas Instruments                                                                               650,000               15,502,500

United Microelectronics, ADR                                                                  3,174,998  (a,b)        15,779,740

                                                                                                                     156,603,698

TELECOMMUNICATIONS EQUIPMENT--7.6%

ADTRAN                                                                                          285,000               15,618,000

Nokia, ADR                                                                                      489,000  (a)           7,965,810

UTStarcom                                                                                       845,000  (a,b)        36,301,200

                                                                                                                      59,885,010

TOTAL COMMON STOCKS

   (cost $648,233,899)                                                                                               749,211,818

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
SHORT-TERM INVESTMENTS--5.4%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

..87%, 9/4/2003                                                                                3,526,000                3,525,789

..82%, 9/11/2003                                                                              13,003,000               13,000,009

..86%, 9/18/2003                                                                               4,127,000                4,125,267

..94%, 9/25/2003                                                                              12,521,000               12,513,362

..93%, 11/20/2003                                                                              9,870,000                9,845,325

TOTAL SHORT-TERM INVESTMENTS

   (cost $43,013,849)                                                                                                 43,009,752
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--10.9%                                                                  Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $86,081,182)                                                                        86,081,182               86,081,182
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $777,328,930)                                                            111.1%              878,302,752

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (11.1%)             (87,985,865)

NET ASSETS                                                                                       100.0%              790,316,887



(A)  NON-INCOME PRODUCING.

(B) ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT AUGUST 31, 2003, THE TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $84,951,807 AND THE TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $86,081,182.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including securities loaned
        valued at $84,951,807)--Note 1(c)               777,328,930  878,302,752

Cash                                                                    567,828

Cash denominated in foreign currencies                         672          678

Receivable for shares of Common Stock subscribed                        753,278

Dividends and interest receivable                                        79,117

Prepaid expenses                                                         59,058

                                                                    879,762,711
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           824,435

Liability for securities loaned--Note 1(c)                           86,081,182

Payable for shares of Common Stock redeemed                             951,170

Payable for investment securities purchased                             859,495

Accrued expenses                                                        729,542

                                                                     89,445,824
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      790,316,887
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,980,125,538

Accumulated net realized gain (loss) on investments              (1,290,782,479)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                  100,973,828
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      790,316,887



NET ASSET VALUE PER SHARE

                                          Class A               Class B               Class C            Class R            Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        423,424,598            239,954,246           107,736,688         14,750,055          4,451,300

Shares Outstanding                     19,900,818             11,704,014             5,252,599            681,838            213,011
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                            21.28                 20.50                 20.51               21.63              20.90



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended August 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $200,340 foreign taxes withheld at source)    2,596,359

Interest                                                               542,349

Income on securities lending                                            56,860

TOTAL INCOME                                                         3,195,568

EXPENSES:

Management fee--Note 3(a)                                            4,704,115

Shareholder servicing costs--Note 3(c)                               5,110,409

Distribution fees--Note 3(b)                                         2,188,672

Custodian fees--Note 3(c)                                              217,463

Prospectus and shareholders' reports                                   174,310

Registration fees                                                       89,482

Professional fees                                                       71,774

Directors' fees and expenses--Note 3(d)                                 18,798

Miscellaneous                                                           44,869

TOTAL EXPENSES                                                      12,619,892

INVESTMENT (LOSS)--NET                                              (9,424,324)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions:

  Long transactions                                               (118,441,383)

  Short sale transactions                                             (241,636)

Net realized gain (loss) on forward currency exchange contracts         (1,084)

NET REALIZED GAIN (LOSS)                                          (118,684,103)

Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                    358,696,886

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             240,012,783

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               230,588,459

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                            ------------------------------------

                                                     2003               2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                         (9,424,324)         (15,694,083)

Net realized gain (loss) on investments      (118,684,103)        (401,920,420)

Net unrealized appreciation
   (depreciation) on investments              358,696,886           73,258,633

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  230,588,459         (344,355,870)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                128,686,496          534,823,124

Class B shares                                  9,160,218           21,413,462

Class C shares                                  8,443,994           13,900,242

Class R shares                                  6,818,025            6,981,572

Class T shares                                    328,950              592,415

Cost of shares redeemed:

Class A shares                               (140,575,711)        (615,947,806)

Class B shares                                (39,274,396)         (85,016,859)

Class C shares                                (24,307,781)         (53,295,050)

Class R shares                                 (4,330,447)          (4,218,406)

Class T shares                                   (551,826)          (1,933,114)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (55,602,478)        (182,700,420)

TOTAL INCREASE (DECREASE) IN NET ASSETS       174,985,981         (527,056,290)
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                           615,330,906        1,142,387,196

END OF PERIOD                                 790,316,887          615,330,906

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                      Year Ended August 31,
                                              ----------------------------------

                                                     2003                 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     7,549,485           23,634,968

Shares redeemed                                (8,757,000)         (27,698,242)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,207,515)          (4,063,274)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       555,047              974,935

Shares redeemed                                (2,543,083)          (4,212,382)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,988,036)          (3,237,447)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       515,146             636,377

Shares redeemed                                (1,547,516)         (2,587,087)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,032,370)         (1,950,710)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                       391,949             320,078

Shares redeemed                                  (262,974)           (201,701)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     128,975             118,377
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        19,093              26,798

Shares redeemed                                  (35,004)             (92,068)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (15,911)             (65,270)

(A) DURING THE PERIOD ENDED AUGUST 31, 2003, 76,302 CLASS B SHARES REPRESENTING $1,285,725 WERE AUTOMATICALLY CONVERTED TO 73,779 CLASS A SHARES AND DURING THE PERIOD ENDED AUGUST 31, 2002, 31,471 CLASS B SHARES REPRESENTING $662,264 WERE AUTOMATICALLY CONVERTED TO 30,721 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                     Year Ended August 31,
                                                             -----------------------------------------------------------------------

CLASS A SHARES                                               2003            2002           2001            2000            1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        14.89           22.58          67.51           32.21           12.11

Investment Operations:

Investment (loss)--net                                       (.18)(a)        (.25)(a)       (.25)(a)        (.43)(a)        (.18)(a)

Net realized and unrealized gain
   (loss) on investments                                     6.57           (7.44)        (44.68)          35.98           20.36

Total from Investment Operations                             6.39           (7.69)        (44.93)          35.55           20.18

Distributions:

Dividends from net realized
   gain on investments                                         --              --            --             (.25)           (.08)

Net asset value, end of period                              21.28           14.89          22.58           67.51           32.21
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                         42.91          (34.06)        (66.55)         110.71          167.23
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                     1.57            1.55           1.22            1.12            1.20

Ratio of interest expense
   to average net assets                                       --              --            .00(c)           --              --

Ratio of net investment (loss)
   to average net assets                                    (1.06)          (1.13)          (.66)           (.78)           (.64)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                     --              --             --              --             .02

Portfolio Turnover Rate                                     61.71           77.42         100.86           112.24          78.93
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                            423,425         314,261        568,402        1,659,530        459,457

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                     Year Ended August 31,
                                                             -----------------------------------------------------------------------

CLASS B SHARES                                               2003            2002           2001            2000         1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        14.49           22.16          66.81           32.13         28.25

Investment Operations:

Investment (loss)--net                                       (.33)(b)        (.42)(b)       (.55)(b)        (.90)(b)      (.16)(b)

Net realized and unrealized gain
   (loss) on investments                                     6.34           (7.25)        (44.10)          35.83          4.04

Total from Investment Operations                             6.01           (7.67)        (44.65)          34.93          3.88

Distributions:

Dividends from net realized gain
   on investments                                              --              --            --             (.25)           --

Net asset value, end of period                              20.50           14.49          22.16           66.81          32.13
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                         41.48         (34.61)         (66.83)         109.06          13.73(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                     2.54           2.43            2.04            1.93            .81(d)

Ratio of net interest expense
   to average net assets                                       --             --             .00(e)           --             --

Ratio of investment (loss)
   to average net assets                                    (2.03)         (2.00)          (1.48)          (1.57)          (.61)(d)

Portfolio Turnover Rate                                     61.71          77.42          100.86          112.24          78.93
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                            239,954        198,340         375,112       1,107,998         73,588

(A) FROM APRIL 15, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                   Year Ended August 31,
                                                             ---------------------------------------------------------------------

CLASS C SHARES                                               2003            2002            2001            2000       1999(a)
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        14.49           22.15           66.75           32.10         28.25

Investment Operations:

Investment (loss)--net                                       (.32)(b)        (.41)(b)        (.54)(b)        (.90)(b)      (.16)(b)

Net realized and unrealized gain
   (loss) on investments                                     6.34           (7.25)         (44.06)          35.80          4.01

Total from Investment Operations                             6.02           (7.66)         (44.60)          34.90          3.85

Distributions:

Dividends from net realized gain
   on investments                                              --              --             --             (.25)          --

Net asset value, end of period                              20.51           14.49           22.15           66.75         32.10
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                         41.55          (34.58)         (66.82)         109.06         13.63(d)
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                     2.51            2.38            2.00            1.91           .82(d)

Ratio of interest expense
   to average net assets                                       --              --             .00(e)           --             --

Ratio of net investment (loss)
   to average net assets                                    (2.00)          (1.95)          (1.44)          (1.55)         (.62)(d)

Portfolio Turnover Rate                                     61.71           77.42          100.86          112.24         78.93
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                            107,737          91,048         182,418         602,842        30,207

(A) FROM APRIL 15, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       Year Ended August 31,
                                                             -----------------------------------------------------------------------

CLASS R SHARES                                               2003            2002           2001            2000          1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        15.05           22.72          67.69           32.22           28.25

Investment Operations:

Investment (loss)--net                                       (.08)(b)        (.16)(b)       (.14)(b)        (.30)(b)        (.07)(b)

Net realized and unrealized gain
   (loss) on investments                                     6.66           (7.51)        (44.83)          36.02            4.04

Total from Investment Operations                             6.58           (7.67)        (44.97)          35.72            3.97

Distributions:

Dividends from net realized gain
   on investments                                              --                --          --             (.25)             --

Net asset value, end of period                              21.63           15.05          22.72           67.69           32.22
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                            43.72          (33.76)        (66.44)         111.21           14.05(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                      .97            1.15            .86             .86             .44(c)

Ratio of interest expense
   to average net assets                                       --               --           .00(d)           --               --

Ratio of net investment (loss)
   to average net assets                                     (.45)           (.73)          (.34)           (.48)           (.24)(c)

Portfolio Turnover Rate                                     61.71           77.42         100.86          112.24           78.93
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                             14,750           8,318          9,872          85,803           1,257

(A) FROM APRIL 15, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                       Year Ended August 31,
                                                             -----------------------------------------------------------------------

CLASS T SHARES                                               2003            2002           2001            2000         1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        14.70           22.38          67.26           32.21           32.21

Investment Operations:

Investment (loss)--net                                       (.25)(b)        (.34)(b)       (.39)(b)        (.66)(b)         --

Net realized and unrealized gain
   (loss) on investments                                     6.45           (7.34)        (44.49)          35.96             --

Total from Investment Operations                             6.20           (7.68)        (44.88)          35.30             --

Distributions:

Dividends from net realized gain
   on investments                                              --              --            --             (.25)             --

Net asset value, end of period                              20.90           14.70          22.38           67.26           32.21
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                         42.18         (34.32)         (66.72)         109.93              --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                     2.07           1.99            1.59            1.48              --

Ratio of interest expense
   to average net assets                                       --             --             .00(d)          --               --

Ratio of net investment (loss)
   to average net assets                                    (1.56)         (1.56)          (1.04)          (1.11)             --

Portfolio Turnover Rate                                     61.71          77.42          100.86          112.24           78.93
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                              4,451          3,364          6,583          19,049               1

(A) THE FUND COMMENCED OFFERING CLASS T SHARES ON AUGUST 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Technology Growth Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 500 million shares of $.001 par value Capital Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.


The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $662 during the period ended August 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $1,202,654,802 and unrealized appreciation $84,672,734. In addition, the fund had $71,826,583 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2003. If not applied, $7,796,356 of the carryover expires in fiscal 2008, $47,022,027 expires in fiscal 2009, $759,458,786 expires in fiscal 2010 and $388,377,633 expires in fiscal 2011.

During the period ended August 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $9,424,324, increased accumulated net realized gain (loss) on investments by $7,286 and decreased paid-in capital by $9,431,610. Net assets were not affected by this reclassification

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2003, the fund did not borrow under either line of credit.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended August 31, 2003, the Distributor retained $72,045 and $358 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $822,570 and $30,969 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2003, Class B, Class C and Class T shares were charged $1,497,815, $682,022 and $8,835, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2003, Class A, Class B, Class C and Class T shares were charged $807,954, $499,272, $227,340 and $8,835, respectively, pursuant to the Shareholder Services Plan.

The  fund  compensates  Dreyfus Transfer, Inc., a wholly-owned subsidiary of the
Manager,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services

for the fund. During the period ended August 31, 2003, the fund was charged $2,055,065 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2003, the fund was charged $217,463 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the Fund "Group"). Each board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000, an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets.

(e) During the period ended August 31, 2003, the fund incurred total brokerage commissions of $2,251,044, of which $10,350 was paid to Harborside Plus Inc., a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The  following  summarizes  the  aggregate  amount  of  purchases  and  sales of
investment   securities   and   securities   sold  short,  excluding  short-term
securities, during the period ended August 31, 2003:

                                      Purchases ($)             Sales ($)
--------------------------------------------------------------------------------

Long transactions                       365,021,201           393,560,791

Short sale transactions                   6,181,167             5,939,531

     TOTAL                              371,202,368           399,500,322

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a cer The Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

tain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each contract. At August 31, 2003, there were no forward currency exchange contracts outstanding.

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. At August 31, 2003, there were no securities sold short outstanding.

At August 31, 2003, the cost of investments for federal tax purposes was $793,630,024; accordingly, accumulated net unrealized appreciation on investments was $84,672,728, consisting of $151,107,751 gross unrealized appreciation and $66,435,023 gross unrealized depreciation.

NOTE 5--Subsequent Events:

On February 25, 2003, the fund's Board of Directors approved an Agreement and Plan of Reorganization, subject to the approval of shareholders of Dreyfus Premier NexTech Fund, providing for the fund to acquire the net assets of Dreyfus Premier NexTech Fund in exchange for shares of common stock of the fund


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Premier Technology Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Technology Growth Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.) as of August 31,
2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Technology Growth Fund at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 10, 2003

                                                             The Fund


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

DAVID P. FELDMAN (63)

BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director & Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BBH Mutual Funds Group (11 funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

EHUD HOUMINER (62)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Executive-in-Residence at the Columbia Business School, Columbia University

* Principal of Lear, Yavitz and Associates, a management consulting firm, from 1996 through 2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

* Explore Charter School, Brooklyn, NY, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25


GLORIA MESSINGER (73)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.

* Consultant in Intellectual Property

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

* New York Women's Agenda Music Performance Trust Fund, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

T. JOHN SZARKOWSKI (77)

BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

ANNE WEXLER (73)

BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 funds), Director

* Methanex Corporation, a methanol producing company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 29

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.


ROBERT SVAGNA, ASSISTANT TREASURER SINCE OCTOBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

NOTES

                  For More Information

                        Dreyfus Premier
                        Technology Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call
your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  255AR0803


      Dreyfus Premier
      Future Leaders Fund

      ANNUAL REPORT August 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            20   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Board Members Information

                            28   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                            Dreyfus Premier Future Leaders Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Future Leaders Fund covers the 12-month period from September 1, 2002, through August 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund' s portfolio managers, Paul Kandel and Hilary Woods.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter recently were revised upward to 3.3%, and many economists expect another strong showing for the third quarter. These improving economic expectations have driven most broad measures of stock market performance higher so far in 2003

Investors who stayed the course throughout the bear market were more likely to have participated in the 2003 equity rally, reinforcing our longstanding belief in a long-term approach to equity investing. We remain committed to providing you with the benefits of professional management and diversification. As always, we encourage you to talk with your financial advisor, who can help you adjust your strategies as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


/S/ STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2003




DISCUSSION OF FUND PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus Premier Future Leaders Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2003, the fund produced total returns of 21.93% for Class A shares, 20.98% for Class B shares, 21.04% for Class C shares, 22.42% for Class R shares and 21.39% for Class T shares.(1) This compares with the performance of the fund's benchmark, the Russell 2000 Index, which produced a total return of 29.08% for the same period.(2)

We attribute the fund's gains to a strong surge in stock prices that began in March 2003, and persisted through the end of the reporting period. Signs of economic improvement and diminishing geopolitical concerns drove the upswing. These conditions bolstered investor confidence and produced exceptionally strong gains among small oil stocks. However, the market's greatest gains occurred among the smaller, more speculative companies. Since our disciplined investment approach focuses on more liquid companies with solid underlying fundamentals, the fund's performance lagged its benchmark.

What is the fund's investment approach?

The fund seeks capital growth by investing in companies we believe are future leaders: small companies characterized by innovative products, services or processes having the potential to enhance earnings or revenue growth. The fund primarily invests in companies with market capitalizations of less than $2 billion at the time of purchase. However, since the fund may continue to hold its securities as their market capitalizations grow, a substantial portion of the fund's holdings can have market capitalizations in excess of $2 billion at any given time.

When choosing stocks, the fund uses a blended approach, investing in a combination of growth and value stocks. Using fundamental research and direct management contact, we seek stocks with strong positions in the Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

major   product  lines,  sustained  achievement  records  and  strong  financial conditions. We also seek special situations, such as corporate restructurings or management changes that could increase the stock price.

What other factors influenced the fund's performance?

Historically low interest rates fueled a home-refinancing boom that put cash in consumers' pockets and helped boost consumer spending, despite sluggish economic growth and rising unemployment levels. As a result, consumer discretionary stocks generally delivered exceptional returns. Our successful security selection strategy enabled the fund to benefit from this area's strength to an even greater degree than the Index. Top performers in this area included gaming companies, such as Station Casinos; specialty retailers, such as Hot Topic and Chico's FAS; and post-secondary education provider Career Education. The fund also surpassed the Index' s gains in the energy group, where rising oil and natural gas prices boosted the stocks of independent exploration and production companies. One of the fund' s energy holdings, Meridian Resource, more than doubled in value during the reporting period in response to promising exploration results at several of its drilling sites.

The health care group also produced generally attractive returns, and the fund's performance in this area roughly matched that of the health care component of the Russell 2000 Index. Strong results from the fund's investments in operators of health care facilities, such as Beverly Enterprises, PacifiCare Health Systems and Coventry Health Care, more than offset weaker returns from other health care holdings.

The fund's technology investments provided mixed results, however, as the fund's holdings lagged the more speculative stocks that led the rally. While some of the fund' s technology stocks, such as semiconductor maker Integrated Circuit Systems, rose sharply, our disciplined investment approach led us to avoid the more speculative technology companies that enjoyed some of the market's greatest gains. Because investors flocked to stocks that had been beaten down severely during the bear market, regardless of their business fundamentals, the fund's higher-quality technology holdings, such as Genesis Microchip (which was sold during the reporting period), did not keep pace with the aver-

ages. In addition, the fund's relative performance suffered when we sold several technology holdings before the market rally began.

Relatively weak stock selections in the financial services area also contributed to the fund's lagging relative performance. This was particularly the case among insurers, such as Hilb Rogal & Hamilton, which are being hurt by weak organic growth.

What is the fund's current strategy?

As of the end of the reporting period, we have become more concerned that the market' s recent climb might not be fully supported by economic fundamentals. We are cautiously seeking investment opportunities among companies we believe are likely to benefit from gradually improving economic conditions. Accordingly, the fund maintained slightly greater than average exposure to energy stocks, where high prices for oil and gas continued to create a favorable environment for independent exploration and production companies. We also recently increased the fund' s exposure to technology stocks in light of the industry group's improving outlook. Conversely, we reduced the fund's holdings of consumer discretionary stocks due to high valuations and concerns that the recent home-refinancing boom may have run its course. The fund also held relatively few financial services stocks, reflecting our concern that rising interest rates could hurt interest-sensitive financial institutions. Of course, we are prepared to change the fund's composition as market conditions evolve.

September 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2)  SOURCE:  LIPPER INC. --  REFLECTS  REINVESTMENT  OF  DIVIDENDS  AND,  WHERE
     APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Future Leaders Fund Class A shares, Class B shares, Class C shares, Class R shares and Class T shares and the Russell 2000 Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES OF DREYFUS PREMIER FUTURE LEADERS FUND ON 6/30/00 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2000 INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS T SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF 3,000 OF THE LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 8/31/03

                                                                         Inception                                       From
                                                                           Date                  1 Year                Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                         6/30/00                14.91%                  4.36%
WITHOUT SALES CHARGE                                                      6/30/00                21.93%                  6.32%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                   6/30/00                16.98%                  4.67%
WITHOUT REDEMPTION                                                        6/30/00                20.98%                  5.52%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                                6/30/00                20.04%                  5.56%
WITHOUT REDEMPTION                                                        6/30/00                21.04%                  5.56%

CLASS R SHARES                                                            6/30/00                22.42%                  6.67%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                       6/30/00                15.96%                  4.48%
WITHOUT SALES CHARGE                                                      6/30/00                21.39%                  6.01%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))     THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
           AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

August 31, 2003


COMMON STOCKS--96.8%                                                                             Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

AUTOS & TRANSPORTS--2.7%

Kansas City Southern                                                                            190,500  (a)           2,314,575

UTI Worldwide                                                                                    78,000                2,847,000

                                                                                                                       5,161,575

CONSUMER--17.1%

American Italian Pasta, Cl. A                                                                    69,500  (a)           2,899,540

AnnTaylor Stores                                                                                 77,500  (a)           2,635,000

CSK Auto                                                                                        230,000  (a)           3,795,000

Emmis Communications, Cl. A                                                                     130,000  (a)           2,788,500

Entercom Communications                                                                          60,000  (a)           3,019,800

Fossil                                                                                          100,000  (a)           2,806,000

Hot Topic                                                                                       106,200  (a)           3,787,092

Performance Food Group                                                                           77,500  (a)           3,038,775

Station Casinos                                                                                  83,000                2,469,250

Talbots                                                                                          88,000                3,226,960

Valassis Communications                                                                          95,000  (a)           2,791,100

                                                                                                                      33,257,017

ENERGY--7.3%

Grant Prideco                                                                                   194,600  (a)           2,257,360

McMoRan Exploration                                                                             200,000  (a)           2,376,000

Meridian Resource                                                                               875,000  (a)           4,060,000

Rowan Cos.                                                                                      110,900  (a)           2,776,936

Tom Brown                                                                                       100,000  (a)           2,749,000

                                                                                                                      14,219,296

FINANCIAL SERVICES--16.1%

Arch Capital Group                                                                               91,500  (a)           3,111,000

Bank United (CPR)                                                                                 2,500  (a)                 225

Cathay Bancorp                                                                                   65,000                2,979,600

First Midwest Bancorp                                                                            90,000                2,745,000

GBC Bancorp                                                                                      30,000                1,165,800

Global Payments                                                                                  84,000                3,171,000

Investors Financial Services                                                                     85,000                2,540,650

Max Re Capital                                                                                  150,500                2,483,250

Montpelier Re Holdings                                                                           86,500                2,652,090

Seacoast Financial Services                                                                     132,500                2,736,125


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Texas Regional Bancshares, Cl. A                                                                 62,300                2,099,510

Westamerica Bancorporation                                                                       60,000                2,644,800

Whitney Holding                                                                                  85,000                2,953,750

                                                                                                                      31,282,800

HEALTH CARE--13.2%

Andrx                                                                                           116,500  (a)           2,097,000

Axcan Pharma                                                                                    202,500  (a)           2,711,475

Beverly Enterprises                                                                             650,000  (a)           4,225,000

Coventry Health Care                                                                             50,000  (a)           2,347,000

Genesis Health Ventures                                                                         115,000  (a)           2,760,000

Ligand Pharmaceuticals, Cl. B                                                                   218,500  (a)           3,034,965

NDCHealth                                                                                       101,500                2,149,770

PacifiCare Health Systems                                                                        43,500  (a)           2,166,300

Protein Design Labs                                                                             119,500  (a)           1,469,850

Renal Care Group                                                                                 76,500  (a)           2,777,715

                                                                                                                      25,739,075

MATERIALS & PROCESSING--8.8%

Agnico-Eagle Mines                                                                              225,000                3,242,250

Airgas                                                                                          155,000                2,903,150

Crown Holdings                                                                                  358,500  (a)           2,660,070

Millennium Chemicals                                                                            257,500                2,786,150

OM Group                                                                                        185,000  (a)           2,493,800

United States Steel                                                                             170,000                3,129,700

                                                                                                                      17,215,120

PRODUCER DURABLES--9.1%

AGCO                                                                                            137,000  (a)           3,024,960

General Cable                                                                                   300,000  (a)           2,709,000

Joy Global                                                                                      192,500  (a)           3,307,150

Navistar International                                                                           67,500  (a)           3,019,275

Terex                                                                                           127,500  (a)           2,945,250

United Defense Industries                                                                        96,000  (a)           2,716,800

                                                                                                                      17,722,435

TECHNOLOGY--18.1%

Altiris                                                                                         132,000  (a)           2,951,520

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Brooks Automation                                                                               125,000  (a)           3,056,250

Business Objects, ADR                                                                           120,000  (a)           3,243,600

DoubleClick                                                                                     246,500  (a)           2,778,055

Exar                                                                                            170,000  (a)           2,779,500

Extreme Networks                                                                                440,000  (a)           3,031,600

InfoSpace                                                                                       165,500  (a)           2,614,900

Integrated Circuit Systems                                                                       82,500  (a)           2,847,900

Maxtor                                                                                          256,000  (a)           2,926,080

PMC-Sierra                                                                                      230,000  (a)           3,279,800

Sycamore Networks                                                                               600,000  (a)           2,532,000

Varian Semiconductor Equipment Associates                                                        78,500  (a)           3,184,745

                                                                                                                      35,225,950

UTILITIES--4.4%

El Paso Electric                                                                                200,000  (a)           2,230,000

Time Warner Telecom, Cl. A                                                                      300,000  (a)           1,752,000

Westar Energy                                                                                   121,500                2,134,755

Western Gas Resources                                                                            65,500                2,570,220

                                                                                                                       8,686,975

TOTAL COMMON STOCKS

   (cost $147,364,163)                                                                                               188,510,243
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--5.1%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

..86%, 9/4/2003                                                                                  205,000                  204,988

..86%, 9/11/2003                                                                               2,325,000                2,324,465

..87%, 9/18/2003                                                                               6,465,000                6,462,285

..92%, 11/20/2003                                                                                992,000                  989,520

TOTAL SHORT-TERM INVESTMENTS

   (cost $9,981,734)                                                                                                   9,981,258
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $157,345,897)                                                            101.9%              198,491,501

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.9%)              (3,719,280)

NET ASSETS                                                                                       100.0%              194,772,221

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           157,345,897   198,491,501

Cash                                                                    338,318

Receivable for shares of Common Stock subscribed                        402,065

Dividends receivable                                                     27,675

Prepaid expenses                                                         27,461

                                                                    199,287,020
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           218,107

Payable for investment securities purchased                           3,295,357

Payable for shares of Common Stock redeemed                             915,695

Accrued expenses                                                         85,640

                                                                      4,514,799
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      194,772,221
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     190,312,588

Accumulated net realized gain (loss) on investments                (36,685,971)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      41,145,604
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      194,772,221

NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                       54,760,941            32,247,415          15,729,633           91,367,325              666,907

Shares Outstanding                    3,606,575             2,175,596           1,059,785            5,954,231               44,342
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          15.18                14.82                14.84                15.34                15.04

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended August 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $788 foreign taxes withheld at source)          810,426

Interest                                                                64,588

TOTAL INCOME                                                           875,014

EXPENSES:

Management fee--Note 3(a)                                            1,455,292

Shareholder servicing costs--Note 3(c)                                 515,638

Distribution fees--Note 3(b)                                           297,322

Registration fees                                                       64,803

Prospectus and shareholders' reports                                    36,132

Professional fees                                                       33,390

Custodian fees--Note 3(c)                                               17,377

Directors' fees and expenses--Note 3(d)                                  5,145

Interest expense--Note 2                                                   240

Miscellaneous                                                            9,090

TOTAL EXPENSES                                                       2,434,429

INVESTMENT (LOSS)--NET                                             (1,559,415)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                           (10,871,500)

Net unrealized appreciation (depreciation) on investments           48,374,427

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              37,502,927

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                35,943,512

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended August 31,
                                             -----------------------------------
                                                     2003                2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                        (1,559,415)            (942,380)

Net realized gain (loss) on investments      (10,871,500)         (21,674,448)

Net unrealized appreciation
   (depreciation) on investments              48,374,427          (10,010,585)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  35,943,512          (32,627,413)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 24,246,310          44,265,486

Class B shares                                  5,473,826          22,083,435

Class C shares                                  3,238,257          13,333,274

Class R shares                                 16,018,869          64,805,225

Class T shares                                    222,447             299,524

Cost of shares redeemed:

Class A shares                               (19,290,487)         (15,109,305)

Class B shares                                (6,507,082)          (5,186,540)

Class C shares                                (2,987,513)          (2,163,999)

Class R shares                               (18,590,900)         (16,606,230)

Class T shares                                  (108,111)             (58,464)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             1,715,616          105,662,406

TOTAL INCREASE (DECREASE) IN NET ASSETS       37,659,128           73,034,993
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           157,113,093          84,078,100

END OF PERIOD                                 194,772,221         157,113,093

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended August 31,
                                               ---------------------------------
                                                     2003               2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,991,309           2,985,355

Shares redeemed                               (1,465,517)          (1,022,932)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     525,792            1,962,423
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       436,644           1,507,712

Shares redeemed                                 (539,161)            (376,445)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (102,517)            1,131,267
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       256,240             913,847

Shares redeemed                                 (250,343)            (159,512)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       5,897              754,335
--------------------------------------------------------------------------------

CLASS R

Shares sold                                     1,235,074           4,214,588

Shares redeemed                               (1,464,709)          (1,189,329)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (229,635)            3,025,259
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        17,155              20,165

Shares redeemed                                   (8,415)              (4,341)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       8,740               15,824

(A) DURING THE PERIOD ENDED AUGUST 31, 2003, 10,121 CLASS B SHARES REPRESENTING $125,836 WERE AUTOMATICALLY CONVERTED TO 9,913 CLASS A SHARES AND DURING THE PERIOD ENDED AUGUST 31, 2002, 3,986 CLASS B SHARES REPRESENTING $51,348 WERE AUTOMATICALLY CONVERTED TO 3,924 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                      Year Ended August 31,
                                                                     -------------------------------------------------------------

CLASS A SHARES                                                       2003             2002             2001          2000(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                12.45            14.65            14.32            12.50

Investment Operations:

Investment (loss)--net                                               (.12)(b)         (.10)(b)         (.01)(b)         (.00)(b,c)

Net realized and unrealized gain
   (loss) on investments                                             2.85            (2.10)             .34             1.82

Total from Investment Operations                                     2.73            (2.20)             .33             1.82

Net asset value, end of period                                      15.18            12.45            14.65            14.32
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                                 21.93           (15.02)            2.30            14.56(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.50             1.43             1.63              .30(e)

Ratio of net investment
   (loss) to average net assets                                      (.96)            (.66)            (.70)            (.03)(e)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                             --               --              .20             1.12(e)

Portfolio Turnover Rate                                            105.65           100.38           247.87            47.50(e)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              54,761           38,350           16,379              877

(A) FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                         Year Ended August 31,
                                                                     ------------------------------------------------------------
CLASS B SHARES                                                       2003             2002             2001          2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                12.25            14.52            14.30            12.50

Investment Operations:

Investment (loss)--net                                               (.21)(b)         (.21)(b)         (.02)(b)         (.02)(b)

Net realized and unrealized gain
   (loss) on investments                                             2.78            (2.06)             .24             1.82

Total from Investment Operations                                     2.57            (2.27)             .22             1.80

Net asset value, end of period                                      14.82            12.25            14.52            14.30
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                 20.98           (15.63)            1.54            14.40(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              2.25             2.19             2.37              .43(d)

Ratio of net investment
   (loss) to average net assets                                    (1.71)            (1.43)           (1.41)            (.16)(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                             --               --              .21             1.13(d)

Portfolio Turnover Rate                                            105.65           100.38           247.87            47.50(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              32,247           27,898           16,648              852

(A) FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                      Year Ended August 31,
                                                                     -------------------------------------------------------------
CLASS C SHARES                                                       2003             2002            2001           2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                12.26            14.53           14.30            12.50

Investment Operations:

Investment (loss)--net                                               (.21)(b)         (.21)(b)        (.02)(b)         (.02)(b)

Net realized and unrealized gain
   (loss) on investments                                             2.79            (2.06)            .25             1.82

Total from Investment Operations                                     2.58            (2.27)            .23             1.80

Net asset value, end of period                                      14.84            12.26           14.53            14.30
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                 21.04           (15.62)           1.61            14.40(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              2.26             2.19            2.37             .43(d)

Ratio of net investment
   (loss) to average net assets                                     (1.72)           (1.43)          (1.41)           (.16)(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                             --               --             .32            1.21(d)

Portfolio Turnover Rate                                            105.65           100.38          247.87           47.50(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              15,730           12,918           4,353              922

(A) FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           Year Ended August 31,
                                                                     --------------------------------------------------------------
CLASS R SHARES                                                       2003             2002             2001          2000(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                12.53            14.69            14.32            12.50

Investment Operations:

Investment income (loss)--net                                        (.07)(b)         (.05)(b)         (.00)(b,c)        .00(b,c)

Net realized and unrealized gain
   (loss) on investments                                             2.88            (2.11)             .37             1.82

Total from Investment Operations                                     2.81            (2.16)             .37             1.82

Net asset value, end of period                                      15.34            12.53            14.69            14.32
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                    22.42           (14.70)            2.58            14.56(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.12             1.10             1.26              .26(d)

Ratio of net investment income
   (loss) to average net assets                                     (.58)             (.32)            (.21)             .02(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                             --                --             .10              .62(d)

Portfolio Turnover Rate                                            105.65           100.38           247.87            47.50(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              91,367           77,506           46,409            1,734

(A) FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                          Year Ended August 31,
                                                                     --------------------------------------------------------------
CLASS T SHARES                                                       2003             2002             2001          2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                12.39            14.63            14.32            12.50

Investment Operations:

Investment (loss)--net                                               (.18)(b)         (.15)(b)         (.01)(b)         (.01)(b)

Net realized and unrealized gain
   (loss) on investments                                             2.83            (2.09)             .32             1.83

Total from Investment Operations                                     2.65            (2.24)             .31             1.82

Net asset value, end of period                                      15.04            12.39            14.63            14.32
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                 21.39           (15.31)            2.16            14.56(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.96             1.79             1.86              .35(d)

Ratio of net investment
   (loss) to average net assets                                     (1.43)           (1.02)            (.90)            (.05)(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                             --               --              .67             1.12(d)

Portfolio Turnover Rate                                            105.65            100.38          247.87            47.50(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 667               441             289              458

(A) FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Future Leaders Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon
Financial    Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of August 31, 2003, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held 5,096 shares of Class T.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.


The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss
carryovers,    it    is    the    policy    of    the    fund     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $33,497,496 and unrealized appreciation $41,131,402. In addition, the fund had $3,174,273 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2003. If not applied, $162,004 of the carryover expires in fiscal 2009, $9,356,985 expires in fiscal 2010 and $23,978,507 expires in fiscal 2011.

During the period ended August 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $1,559,415 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the line of credit during the period ended August 31, 2003 was approximately $13,700, with a related weighted average annualized interest rate of 1.75%.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended August 31, 2003, the Distributor retained $20,833 and $134 from commissions earned on sales of the fund's Class A and T shares, respectively, and $102,510 and $7,280 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, respectively, and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2003, Class B, Class C and Class T shares were charged $201,129, $95,006 and $1,187, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2003, Class A, Class B, Class C and Class T shares were charged $113,527, $67,043, $31,668 and $1,187, respectively, pursuant to the Shareholder Services Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2003, the fund was charged $115,837 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2003, the fund was charged $17,377 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000, an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets.

(E) During the period ended August 31, 2003, the fund incurred total brokerage commissions of $1,017,441, of which $1,864 was paid to Harborside Plus Inc., a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2003, amounted to $169,201,026 and $166,661,115, respectively.

At August 31, 2003, the cost of investments for federal income tax purposes was $157,360,099; accordingly, accumulated net unrealized appreciation on investments was $41,131,402, consisting of $41,745,572 gross unrealized appreciation and $614,170 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Future Leaders Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Future Leaders Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Future Leaders Fund at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 10, 2003

                                                             The Fund


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David P. Feldman (63)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director & Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BBH Mutual Funds Group (11 funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

Ehud Houminer (62)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Executive-in-Residence at the Columbia Business School, Columbia University

* Principal of Lear, Yavitz and Associates, a management consulting firm, from 1996 through 2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

* Explore Charter School, Brooklyn, NY, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25


Gloria Messinger (73)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.

* Consultant in Intellectual Property

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

* New York Women's Agenda Music Performance Trust Fund, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

T. John Szarkowski (77)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

Anne Wexler (73)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 funds), Director

* Methanex Corporation, a methanol producing company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 29

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.


ROBERT SVAGNA, ASSISTANT TREASURER SINCE OCTOBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

                  For More Information

                        Dreyfus Premier
                        Future Leaders Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  522AR0803


      Dreyfus Premier
      Strategic Value Fund
      ANNUAL REPORT August 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            17   Financial Highlights

                            22   Notes to Financial Statements

                            28   Report of Independent Auditors

                            29   Board Members Information

                            31   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                           Dreyfus Premier Strategic Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Strategic Value Fund covers the 12-month period from September 1, 2002, through August 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Brian Ferguson.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter recently were revised upward to 3.3%, and many economists expect another strong showing for the third quarter. These improving economic expectations have driven most broad measures of stock market performance higher so far in 2003

Investors who stayed the course throughout the bear market were more likely to have participated in the 2003 equity rally, reinforcing our longstanding belief in a long-term approach to equity investing. We remain committed to providing you with the benefits of professional management and diversification. As always, we encourage you to talk with your financial advisor, who can help you adjust your strategies as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


/S/ STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 16, 2003




DISCUSSION OF FUND PERFORMANCE

Brian Ferguson, Portfolio Manager

How did Dreyfus Premier Strategic Value Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2003, the fund produced total returns of 26.14% for Class A shares, 25.32% for Class B shares, 25.31% for Class C shares, 26.44% for Class R shares and 25.80% for Class T shares.(1) The fund's benchmark, the Russell 1000 Value Index, produced a total return of 11.63% for the same period.(2)

We attribute the fund and market' s overall performance to a significantly improved economic and market environment during the second half of the reporting period, which more than offset weakness from a sluggish economy, disappointing corporate earnings and escalating international tensions during the first half of the reporting period. The fund produced higher returns than the benchmark did, primarily because the fund emphasized stocks within the capital goods and technology areas, the two best-performing components of the benchmark for the
reporting    period.

On September 16, 2003, Brian Ferguson became the fund's primary portfolio manager.

What is the fund's investment approach?

The fund seeks capital appreciation. To pursue this goal, we invest at least 80% of the fund' s assets in stocks, including common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers.

When selecting stocks for the fund, we utilize a "bottom-up" approach, where the focus is on individual stock selection rather than attempting to forecast market trends. The fund' s investment approach is value-oriented and research-driven. When selecting stocks, we identify potential investments through extensive quantitative and fundamental research with a focus on value, business health and business momentum.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors affected the fund's performance?

In many ways, the reporting period was a tale of two markets. During the first half of the reporting period, the stock market was adversely affected by a
persistently   sluggish   economy,  a  lack  of  corporate  spending,  generally
disappointing corporate earnings and heightened geopolitical tensions in the Middle East. During the second half of the reporting period, however, investors became more optimistic regarding the economy's prospects for several reasons. First, as it became clear that the conflict in Iraq would be resolved fairly quickly, geopolitical uncertainty waned. Second, low mortgage rates put cash in homeowners' pockets, supporting consumer spending. Third, the Federal Reserve Board cut short-term interest rates to 1%, a 45-year low, reducing borrowing costs further. Finally, new legislation enacting federal income tax cuts promised to boost economic growth.

As investor sentiment improved during the second quarter of 2003, the stock market rally was led by stocks in the technology and capital goods groups. The fund had greater representation in both of these sectors than its benchmark, which accounted for the bulk of the fund's above-average returns. Winners within the technology group included Nortel Networks, the Canadian telecommunications firm that improved its balance sheet and reduced costs; KLA-Tencor, a semiconductor firm that successfully drew down inventories while booking new orders; and BMC Software, which benefited from its lack of long-term debt, high levels of free cash flow and rising earnings.

Capital goods stocks represented the second largest contributor to the fund's returns. A number of capital goods companies made concentrated efforts during the downturn to repair their balance sheets, eliminate excess inventory, cut costs and boost revenues. The fund scored successes in this area with Corning, the fiber-optics leader and one of the fund's largest holdings, largely because the company reduced its manufacturing output, cut costs and improved its profit margins. Xerox, the office equipment manufacturer, also saw its stock rebound after it successfully reduced its operating costs and shored up its balance sheet.


Among the remaining industry groups that comprise the Index, the fund's holdings in the consumer services and energy groups trailed the averages. Since we maintained generally light exposure to these areas, their impact on the fund's overall performance was relatively slight. In addition, light exposure to these and other industry groups enabled us to devote more of the fund's resources to the better-performing technology and capital goods sectors.

What is the fund's current strategy?

As of the end of August, the financial services, capital goods and technology sectors continued to represent the fund's largest areas of concentration. While we have trimmed the fund's holdings in these areas as individual stocks reached our price targets, those reductions generally have been offset by the effects of capital appreciation. As a result, the percentage of the fund's assets devoted to each of these areas has not changed much from the start of the reporting period.

As the U.S. economy gains momentum, we have begun to find more opportunities meeting our value-oriented investment criteria in other sectors, including the financial services, consumer services and health care groups. Of course, we are prepared to change the fund's composition as market conditions evolve and new value-oriented opportunities arise.

September 16, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000
     COMPANIES  WITH  LOWER  PRICE-TO-BOOK  RATIOS AND LOWER  FORECASTED  GROWTH
     VALUES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Strategic Value Fund Class A shares and the Russell 1000 Value Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STRATEGIC VALUE FUND ON 9/29/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 1000 VALUE INDEX (THE "INDEX") ON THAT DATE. PERFORMANCE FOR CLASS B, CLASS C, CLASS R AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO THE DIFFERENCES IN CHARGES AND EXPENSES. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL APPLICABLE FEES AND EXPENSES. THE INDEX USES COMPANY PRICE-TO-BOOK RATIOS AND LONG-TERM GROWTH RATES TO CALCULATE A COMPOSITE RANKING WHICH IS USED TO DETERMINE IF A STOCK IS "GROWTH" OR "VALUE." THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 8/31/03

                                                              Inception                                                  From
                                                                Date              1 Year              5 Years          Inception
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                              9/29/95            18.86%               7.31%               13.52%
WITHOUT SALES CHARGE                                           9/29/95            26.14%               8.59%               14.37%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                        5/31/01            21.32%                --                 (5.21)%
WITHOUT REDEMPTION                                             5/31/01            25.32%                --                 (3.95)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                     5/31/01            24.31%                --                 (3.94)%

WITHOUT REDEMPTION                                             5/31/01            25.31%                --                 (3.94)%

CLASS R SHARES                                                 5/31/01            26.44%                --                 (3.46)%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                            5/31/01            20.12%                --                 (5.89)%

WITHOUT SALES CHARGE                                           5/31/01            25.80%                --                 (3.95)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))    THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
         AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

August 31, 2003



COMMON STOCKS--96.0%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BASIC INDUSTRIES--2.0%

Air Products & Chemicals                                                                         18,900                  894,348

Cytec Industries                                                                                 32,200  (a)           1,207,178

                                                                                                                       2,101,526

BROADCASTING & PUBLISHING--.6%

Fox Entertainment Group, Cl. A                                                                   20,200  (a)             637,916

CAPITAL GOODS--19.2%

Corning                                                                                         613,400  (a)           5,060,550

Eaton                                                                                            23,000                2,153,720

Emerson Electric                                                                                 16,300                  908,888

Ericsson (LM), ADR                                                                               46,600  (a,b)           721,368

Illinois Tool Works                                                                              18,900                1,366,281

Nokia, ADR                                                                                      180,000                2,932,200

Pentair                                                                                           2,600                  111,280

Rockwell Automation                                                                              10,100                  274,922

Rockwell Collins                                                                                 10,100  (b)             273,205

United Technologies                                                                              33,600                2,696,400

Xerox                                                                                           373,600  (a)           4,027,408

                                                                                                                      20,526,222

CONSUMER DURABLES--2.7%

Ford Motor                                                                                       36,200  (b)             418,472

Koninklijke (Royal) Philips Electronics (New York Shares)                                        84,200                2,054,480

Maytag                                                                                           16,600                  449,860

                                                                                                                       2,922,812

CONSUMER NON-DURABLES--2.8%

Blyth                                                                                             3,000                   84,240

Columbia Sportswear                                                                               2,900  (a)             147,900

Fortune Brands                                                                                    2,100                  118,440

J. M. Smucker                                                                                       120                    4,858

Jones Apparel Group                                                                               4,500                  139,005

NIKE, Cl. B                                                                                      20,300  (b)           1,156,694

UST                                                                                              24,900                  831,660

V. F.                                                                                            12,400                  497,240

                                                                                                                       2,980,037

CONSUMER SERVICES--7.1%

Federated Department Stores                                                                      25,600                1,118,720

Gannett                                                                                          12,000                  941,040

Harrah's Entertainment                                                                           11,100                  459,762


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES (CONTINUED)

McDonald's                                                                                       78,800                1,766,696

Michaels Stores                                                                                   7,700                  349,965

RadioShack                                                                                       59,400                1,805,760

Sabre Holdings                                                                                   16,400                  370,968

Wal-Mart Stores                                                                                  11,100                  656,787

Young Broadcasting, Cl. A                                                                         5,200  (a)             126,464

                                                                                                                       7,596,162

ELECTRONIC COMPONENTS--1.3%

EMC                                                                                             113,100  (a)           1,442,025

ENERGY--4.6%

BP, ADR                                                                                          39,400                1,643,768

ChevronTexaco                                                                                     4,289                  312,539

Exxon Mobil                                                                                      61,498                2,318,475

Royal Dutch Petroleum (New York Shares), ADR                                                     15,900                  713,433

                                                                                                                       4,988,215

FINANCIAL SERVICES--24.4%

Alliance Capital Management Holding                                                              63,100                2,233,740

Allstate                                                                                         27,700                  990,275

American Express                                                                                 30,300                1,365,015

Axis Capital Holdings                                                                             6,800  (a)             166,940

Charles Schwab                                                                                   94,100                1,021,926

Citigroup                                                                                        94,307                4,088,208

Goldman Sachs Group                                                                              47,500                4,203,275

J.P. Morgan Chase & Co.                                                                          60,100                2,056,622

Janus Capital Group                                                                             121,200                2,093,124

Lehman Brothers Holdings                                                                         41,100                2,701,503

Marsh & McLennan Cos.                                                                            21,600                1,080,000

Merrill Lynch                                                                                    43,200                2,323,296

Morgan Stanley                                                                                   38,400                1,873,536

                                                                                                                      26,197,460

HEALTH CARE--2.2%

Aetna                                                                                             7,300                  416,100

PerkinElmer                                                                                      46,900                  775,726

WellPoint Health Networks                                                                        14,600  (a)           1,138,800

                                                                                                                       2,330,626

LEISURE & TOURISM--.6%

Mandalay Resort Group                                                                            16,700                  634,600

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY--19.3%

Agere Systems, Cl. A                                                                            489,200  (a)           1,477,384

Agere Systems, Cl. B                                                                            348,284  (a)             992,609

Apple Computer                                                                                   80,800  (a)           1,828,504

BMC Software                                                                                    133,300  (a)           1,956,844

Cisco Systems                                                                                    84,900  (a)           1,625,835

Comverse Technology                                                                              39,300  (a)             648,057

Electronics For Imaging                                                                          50,200  (a)           1,075,284

Foundry Networks                                                                                 18,500  (a)             359,825

Intel                                                                                            19,500                  558,090

International Business Machines                                                                  24,100                1,976,441

KLA-Tencor                                                                                       31,700  (a,b)         1,881,712

Microsoft                                                                                        16,800                  445,536

Nortel Networks                                                                               1,203,000  (a)           3,909,750

PeopleSoft                                                                                       22,900  (a)             414,490

3Com                                                                                            261,500  (a)           1,490,550

                                                                                                                      20,640,911

TELECOMMUNICATIONS--.5%

Sprint (PCS Group)                                                                               99,500  (a)             516,405

TRANSPORTATION--2.1%

Carnival                                                                                         20,600  (b)             712,554

Southwest Airlines                                                                               38,100                  651,129

USF                                                                                              26,900                  856,765

                                                                                                                       2,220,448

UTILITIES--6.6%

ALLTEL                                                                                           25,000                1,145,000

AT&T Wireless Services                                                                           94,000  (a)             810,280

BT Group, ADR                                                                                    10,600                  311,110

BellSouth                                                                                        37,200                  937,440

Pinnacle West Capital                                                                            13,700                  469,910

SBC Communications                                                                               40,500                  910,845

Scottish Power, ADR                                                                              27,100                  639,560

Telephone and Data Systems                                                                        9,100                  522,522

Verizon Communications                                                                           38,300                1,352,756

                                                                                                                       7,099,423

TOTAL COMMON STOCKS

   (cost $89,756,676)                                                                                                102,834,788


                                                                                               Principal
SHORT-TERM INVESTMENTS--4.1%                                                                  Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

..88%, 9/4/2003                                                                                  269,000                  268,984

..83%, 9/11/2003                                                                                 785,000                  784,819

..92%, 9/18/2003                                                                                 431,000                  430,819

..96%, 9/25/2003                                                                               1,417,000                1,416,136

..92%, 11/20/2003                                                                              1,444,000                1,440,390

TOTAL SHORT-TERM INVESTMENTS

   (cost $4,341,755)                                                                                                   4,341,148
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--2.7%                                                                   Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $2,908,156)                                                                          2,908,156                2,908,156
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $97,006,587)                                                             102.8%              110,084,092

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (2.8%)              (2,967,351)

NET ASSETS                                                                                       100.0%              107,116,741

(A) NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT AUGUST 31, 2003, THE
TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $2,843,976 AND THE TOTAL
MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $2,908,156.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including securities loaned
        `valued at $2,843,976)--Note 1(c)                97,006,587  110,084,092

Cash                                                                    187,898

Dividends and interest receivable                                        95,515

Receivable for shares of Common Stock subscribed                         44,533

Prepaid expenses                                                         37,971

                                                                     110,450,009
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            98,619

Liability for securities loaned--Note 1(c)                            2,908,156

Payable for shares of Common Stock redeemed                             228,283

Accrued expenses                                                         98,210

                                                                      3,333,268
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      107,116,741
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     121,812,371

Accumulated net realized gain (loss) on investments                 (27,773,135)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      13,077,505
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      107,116,741

NET ASSET VALUE PER SHARE

                                            Class A              Class B                Class C           Class R           Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                          101,554,553             4,377,110             1,093,942            75,236            15,900

Shares Outstanding                        4,697,035               205,728                51,386             3,496               746
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                              21.62                21.28                  21.29             21.52             21.31

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended August 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $33,647 foreign taxes withheld at source)     1,254,038

Interest                                                                23,752

Income on securities lending                                             7,864

TOTAL INCOME                                                         1,285,654

EXPENSES:

Management fee--Note 3(a)                                              735,234

Shareholder servicing costs--Note 3(c)                                 532,130

Registration fees                                                       50,528

Professional fees                                                       32,784

Distribution fees--Note 3(b)                                            27,093

Prospectus and shareholder's reports                                    22,092

Custodian fees--Note 3(c)                                               13,553

Directors' fees and expenses--Note 3(d)                                  2,957

Interest expense--Note 2                                                 2,910

Miscellaneous                                                            7,781

TOTAL EXPENSES                                                       1,427,062

INVESTMENT (LOSS)--NET                                                (141,408)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (26,714,567)

Net unrealized appreciation (depreciation) on investments           46,943,087

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              20,228,520

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                20,087,112

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended August 31,
                                              ----------------------------------
                                                     2003                 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                           (141,408)            (432,103)

Net realized gain (loss) on investments       (26,714,567)            (952,056)

Net unrealized appreciation
   (depreciation) on investments               46,943,087          (33,311,878)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   20,087,112          (34,696,037)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                         --             (404,208)

Class B shares                                         --               (2,400)

Class C shares                                         --                 (764)

Class R shares                                         --                   (3)

Class T shares                                         --                   (2)

Net realized gain on investments:

Class A shares                                         --            (3,449,609)

Class B shares                                         --               (19,935)

Class C shares                                         --                (6,797)

Class R shares                                         --                   (26)

Class T shares                                         --                   (26)

TOTAL DIVIDENDS                                        --            (3,883,770)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 39,936,386             65,331,610

Class B shares                                  1,367,085              3,732,573

Class C shares                                    489,209                676,190

Class R shares                                         --                129,042

Class T shares                                     58,938                  2,665


                                                       Year Ended August 31,
                                             -----------------------------------
                                                     2003                 2002
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Dividends reinvested:

Class A shares                                         --            3,781,153

Class B shares                                         --               18,608

Class C shares                                         --                2,212

Class R shares                                         --                   29

Class T shares                                         --                   28

Cost of shares redeemed:

Class A shares                               (77,801,442)          (30,757,450)

Class B shares                                  (462,295)             (447,898)

Class C shares                                   (30,248)             (171,068)

Class R shares                                   (24,019)              (13,031)

Class T shares                                   (47,777)                   --

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (36,514,163)           42,284,663

TOTAL INCREASE (DECREASE) IN NET ASSETS      (16,427,051)            3,704,856
-------------------------------------------------------------------------------
NET ASSETS ($):

Beginning of Period                           123,543,792          119,838,936

END OF PERIOD                                 107,116,741          123,543,792

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended August 31,
                                               ---------------------------------
                                                     2003                2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     2,204,332           3,013,683

Shares issued for dividends reinvested                 --             170,938

Shares redeemed                                (4,519,487)         (1,493,597)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,315,155)          1,691,024
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        69,615            173,561

Shares issued for dividends reinvested                 --                845

Shares redeemed                                   (26,627)           (23,179)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      42,988            151,227
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        24,850             31,220

Shares issued for dividends reinvested                 --                100

Shares redeemed                                   (1,881)             (8,460)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      22,969             22,860
--------------------------------------------------------------------------------

CLASS R

Shares sold                                            --              5,723

Shares issued for dividends reinvested                 --                  1

Shares redeemed                                   (1,693)               (577)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (1,693)              5,147
--------------------------------------------------------------------------------

CLASS T

Shares sold                                         2,710               131

Shares issued for dividends reinvested                 --                 1

Shares redeemed                                   (2,138)                --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         572               132

(A) DURING THE PERIOD ENDED AUGUST 31, 2003, 390 CLASS B SHARES REPRESENTING $6,005 WERE AUTOMATICALLY CONVERTED TO 386 CLASS A SHARES AND DURING THE PERIOD ENDED AUGUST 31, 2002, 3,451 CLASS B SHARES REPRESENTING $73,517 WERE AUTOMATICALLY CONVERTED TO 3,398 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                      Year Ended August 31,
                                                             -----------------------------------------------------------------------
CLASS A SHARES                                               2003            2002           2001(a)          2000           1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        17.14           22.45          28.81            24.52           20.45

Investment Operations:

Investment income (loss)--net                                (.02)(b)        (.07)(b)        .11(b)           .43(b)          .05(b)

Net realized and unrealized gain
   (loss) on investments                                     4.50           (4.55)         (2.10)            6.46            5.11

Total from Investment Operations                             4.48           (4.62)         (1.99)            6.89            5.16

Distributions:

Dividends from investment income--net                          --            (.07)          (.38)            (.08)           (.04)

Dividends from net realized gain
   on investments                                              --            (.62)         (3.99)           (2.52)          (1.05)

Total Distributions                                            --            (.69)         (4.37)           (2.60)          (1.09)

Net asset value, end of period                              21.62           17.14          22.45            28.81           24.52
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                            26.14(c)       (21.25)(c)      (7.38)(c)        30.88           25.41
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                     1.43            1.48           1.29             1.34            1.29

Ratio of interest expense and
   loan commitment fees
   to average net assets                                      .00(d)          .00(d)         .00(d)           .00(d)          .01

Ratio of net investment income
   (loss) to average net assets                              (.12)           (.31)           .43             1.72             .22

Portfolio Turnover Rate                                     36.93           35.71         337.44           235.16          225.12
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                            101,555         120,206        119,455           77,971          72,244

(A)  THE FUND CHANGED TO A FIVE CLASS FUND ON JUNE 1, 2001. THE EXISTING  SHARES
     WERE REDESIGNATED CLASS A SHARES.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                   Year Ended August 31,
                                                                                       ------------------------------------------
CLASS B SHARES                                                                         2003           2002           2001(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  16.98          22.40          24.04

Investment Operations:

Investment (loss)--net                                                                 (.14)(b)       (.17)(b)       (.02)(b)

Net realized and unrealized gain
   (loss) on investments                                                               4.44          (4.55)         (1.62)

Total from Investment Operations                                                       4.30          (4.72)         (1.64)

Distributions:

Dividends from investment income--net                                                    --           (.08)           --

Dividends from net realized gain on investments                                          --           (.62)           --

Total Distributions                                                                      --           (.70)           --

Net asset value, end of period                                                        21.28          16.98          22.40
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                   25.32         (21.79)         (6.82)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                2.11           2.07            .57(d)

Ratio of net investment (loss)
   to average net assets                                                               (.78)          (.82)          (.09)(d)

Portfolio Turnover Rate                                                               36.93          35.71         337.44
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 4,377          2,763            258

(A) FROM JUNE 1, 2001 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                   Year Ended August 31,
                                                                                       --------------------------------------------
CLASS C SHARES                                                                         2003            2002            2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  16.99           22.39           24.04

Investment Operations:

Investment (loss)--net                                                                 (.13)(b)        (.18)(b)        (.01)(b)

Net realized and unrealized gain
   (loss) on investments                                                               4.43           (4.53)          (1.64)

Total from Investment Operations                                                       4.30           (4.71)          (1.65)

Distributions:

Dividends from investment income--net                                                    --            (.07)             --

Dividends from net realized gain on investments                                          --            (.62)             --

Total Distributions                                                                      --            (.69)             --

Net asset value, end of period                                                        21.29           16.99           22.39
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                   25.31          (21.73)          (6.86)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                2.08            2.08             .57(d)

Ratio of net investment (loss)
   to average net assets                                                               (.74)           (.86)           (.06)(d)

Portfolio Turnover Rate                                                               36.93           35.71          337.44
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 1,094             483             124

(A) FROM JUNE 1, 2001 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                   Year Ended August 31,
                                                                                       -------------------------------------------
CLASS R SHARES                                                                         2003            2002           2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  17.02           22.38          24.04

Investment Operations:

Investment income (loss)--net                                                           .01(b)          .01(b)        (.04)(b)

Net realized and unrealized gain
   (loss) on investments                                                               4.49           (4.67)         (1.62)

Total from Investment Operations                                                       4.50           (4.66)         (1.66)

Distributions:

Dividends from investment income--net                                                    --            (.08)              --

Dividends from net realized gain on investments                                          --            (.62)              --

Total Distributions                                                                      --            (.70)              --

Net asset value, end of period                                                        21.52           17.02          22.38
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                      26.44          (21.52)         (6.91)(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.19            1.11            .60(c)

Ratio of net investment income
   (loss) to average net assets                                                         .06             .06           (.19)(c)

Portfolio Turnover Rate                                                               36.93           35.71         337.44
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                    75              88              1

(A) FROM JUNE 1, 2001 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                   Year Ended August 31,
                                                                                       -----------------------------------------
CLASS T SHARES                                                                         2003            2002          2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  16.94           22.35         24.04

Investment Operations:

Investment (loss)--net                                                                 (.04)(b)        (.14)(b)      (.07)(b)

Net realized and unrealized gain
   (loss) on investments                                                               4.41           (4.60)        (1.62)

Total from Investment Operations                                                       4.37           (4.74)        (1.69)

Distributions:

Dividends from investment income--net                                                    --            (.05)           --

Dividends from net realized gain on investments                                          --            (.62)           --

Total Distributions                                                                      --            (.67)           --

Net asset value, end of period                                                        21.31           16.94         22.35
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                   25.80          (21.86)        (7.07)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.61            1.94           .73(d)

Ratio of net investment (loss)
   to average net assets                                                               (.20)           (.72)         (.32)(d)

Portfolio Turnover Rate                                                               36.93           35.71        337.44
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                    16               3             1

(A) FROM JUNE 1, 2001 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Strategic Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of August 31, 2003, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held 43 Class T shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.


The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount and premium on investments is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $18,415,968 and unrealized appreciation $12,611,310. In addition, the fund had $8,657,915 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to August 31, 2003. If not applied, $947,202 of the carryover expires in fiscal 2010 and $17,468,766 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2003 and August 31, 2002 were as follows: ordinary income $0 and $2,287,868 and long-term capital gains $0 and $1,595,902, respectively.

During the period ended August 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $141,408, increased accumulated net realized gain (loss) on investments by $4,950 and decreased paid-in capital by $146,358. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended August 31, 2003, was approximately $138,600 with a related average annualized interest rate of 2.10%.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended August 31, 2003, the Distributor retained $7,185 and $58 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $9,199 and $7 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, respectively, and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2003, Class B, Class C and Class T shares were charged $22,627, $4,451 and $15, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2003, Class A, Class B, Class C and Class T shares were charged $235,887, $7,542, $1,484 and $15, respectively, pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2003, the fund was charged $68,097 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2003, the fund was charged $13,553 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000, an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2003, amounted to $35,547,044 and $73,629,513, respectively.

At August 31, 2003, the cost of investments for federal income tax purposes was $97,472,782; accordingly, accumulated net unrealized appreciation on investments was $12,611,310, consisting of $16,633,673 gross unrealized appreciation and $4,022,363 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Strategic Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Strategic Value Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.), as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Strategic Value Fund at August 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 10, 2003



BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David P. Feldman (63)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director & Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BBH Mutual Funds Group (11 funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

Ehud Houminer (62)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Executive-in-Residence at the Columbia Business School, Columbia University

*  Principal  of Lear, Yavitz and Associates, a management consulting firm, from
1996    through    2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

* Explore Charter School, Brooklyn, NY, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Gloria Messinger (73)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.

* Consultant in Intellectual Property

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

* New York Women's Agenda Music Performance Trust Fund, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

T. John Szarkowski (77)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

Anne Wexler (73)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 funds), Director

* Methanex Corporation, a methanol producing company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 29

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ROBERT SVAGNA, ASSISTANT TREASURER SINCE OCTOBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc


                  For More Information

                        Dreyfus Premier
                        Strategic Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  257AR0803


      Dreyfus Premier
      International
      Value Fund

      ANNUAL REPORT August 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            19   Financial Highlights

                            21   Notes to Financial Statements

                            28   Report of Independent Auditors

                            29   Important Tax Information

                            30   Board Members Information

                            32   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                       International Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier International Value Fund covers the 12-month period from September 1, 2002, through August 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, D. Kirk Henry

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter recently were revised upward to 3.3%, and many economists expect another strong showing for the third quarter. In our view, more robust growth in the United States is likely to drive similar improvements in developed and emerging economies worldwide.

Indeed, many international stock markets rallied strongly during the spring and summer of 2003, reflecting improved business confidence and higher levels of industrial production. We remain committed to providing you with the benefits of professional management and diversification. As always, we encourage you to talk with your financial adviser, who can help you adjust your strategies as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2003




DISCUSSION OF FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Dreyfus Premier International Value Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2003, the fund's Class A shares produced a total return of 7.56%.(1) The fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"), produced a total return of 9.11% for the same period.(2)

Between their inception on November 15, 2002, and the end of the fund's annual reporting period on August 31, 2003, the fund's Class B, Class C, Class R and Class T shares produced total returns of 16.04%, 16.29%, 16.95% and 15.54%, respectively. The MSCI EAFE Index produced a total return of 10.97% from November 30, 2002, through August 31, 2003.

We attribute the fund and market's overall performance to an uncertain economic environment during the first half of the reporting period, which was followed by improving investor sentiment and higher stock prices during the second half of the reporting period. The fund's Class A shares total return trailed that of the MSCI EAFE Index, primarily because of its limited exposure to the better performing telecommunications stocks. Since the telecommunications stocks rallied at the beginning of the reporting period and subsequently gave back some of those returns in late 2003, the fund' s Class B, C, R and T shares
outperformed   its   benchmark   due   to   the  fund's  lack  of  exposure  to
telecommunications stocks.

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue this goal, the fund ordinarily invests most of its assets in stocks of foreign issuers that we consider to be value companies. The fund normally invests in companies in a broad range of countries and generally limits its investments in any single company to no more than 5% of its assets at the time of purchase.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The fund's investment approach is value-oriented and research-driven. When selecting stocks, we attempt to identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors:

*    VALUE,  or  how  a  stock  is  priced  relative  to  traditional   business
     performance measures;

* BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity; and

* BUSINESS MOMENTUM, or the presence of the catalyst such as corporate restructuring, management changes or positive earnings surprise that can potentially trigger a price increase in the near- to midterm.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum or falls short of our expectations.

What other factors influenced the fund's performance?

During the first half of the reporting period, growing geopolitical tensions, negative investor sentiment and generally unsettled economic news created uncertainty and volatility in the international stock markets. These factors contributed to lackluster returns for the fund. In addition, the fund's limited representation in some of the better performing sectors of the market, most notably the major telecommunications stocks, also hindered returns during the first half of the reporting period.

During the second half of the reporting period, global stock markets generally staged a strong rally, especially after the war in Iraq began and it became clear that it would come to an end quickly. In addition, signs of a stronger U.S. economy boosted international markets. Asian markets, which export many of their goods to the United States, posted solid returns. Japan, which has long been mired in recession, also experienced some economic improvement, and Japanese banks rose sharply as business activity increased and equity valuation expanded. In Europe, German stocks rallied in anticipation of tax cuts and a marked improvement in business and consumer sentiment. These factors contributed to stronger fund performance during the second half of the reporting period, but it was not enough to offset fully the fund's lagging relative performance for the reporting period as a whole.

Despite widespread market weakness during the first half of the reporting period, all industry sectors within the MSCI EAFE Index posted positive returns. While the fund's returns within some sectors trailed the averages, the fund produced higher returns in other sectors. As a result, the fund's modest over-and underweighted positions in various industry sectors did not contribute substantially to the fund' s performance.

What is the fund's current strategy?

Using our disciplined, bottom-up investment process, we recently have identified a number of stocks meeting the fund's criteria for value, business health and business momentum within the chemical, financial services and consumer discretionary industry sectors. In addition, we have increased the fund's exposure to economically sensitive stocks, such as a paper company in Finland, but we generally have trimmed the fund's exposure to base-metal stocks, taking profits after they gained value.

Of course, we intend to continue to monitor the fund's holdings, measuring the price and business risk of each and diversifying investments across a wide range of international markets and industry sectors.

September 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN FOREIGN SECURITIES INVOLVE SPECIAL RISKS. PLEASE READ THE PROSPECTUS FOR FURTHER DISCUSSION OF THESE RISKS

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES. RETURNS ARE CALCULATED ON A MONTH-END BASIS.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier International Value Fund Class A shares and the Morgan Stanley Capital International Europe, Australasia, Far East Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER INTERNATIONAL VALUE FUND ON 9/29/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C, CLASS R AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

EFFECTIVE NOVEMBER 15, 2002, DREYFUS INTERNATIONAL VALUE FUND WAS RENAMED DREYFUS PREMIER INTERNATIONAL VALUE FUND. EXISTING SHARES WERE REDESIGNATED AS CLASS A SHARES AND THE FUND BEGAN OFFERING CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT



Average Annual Total Returns AS OF 8/31/03

                                                           Inception                                                     From
                                                             Date               1 Year              5 Years            Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                           9/29/95              1.38%               2.66%               4.30%
WITHOUT SALES CHARGE                                        9/29/95              7.56%               3.88%               5.08%

Actual Aggregate Total Returns AS OF 8/31/03

                                                           Inception                                                     From
                                                             Date               1 Year              5 Years            Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                    11/15/02               --                  --                12.04%
WITHOUT REDEMPTION                                         11/15/02               --                  --                16.04%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                 11/15/02               --                  --                15.29%
WITHOUT REDEMPTION                                         11/15/02               --                  --                16.29%

CLASS R SHARES                                             11/15/02               --                  --                16.95%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                        11/15/02               --                  --                10.31%
WITHOUT SALES CHARGE                                       11/15/02               --                  --                15.54%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund

STATEMENT OF INVESTMENTS

August 31, 2003




COMMON STOCKS--96.0%                                                                            Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--2.4%

AMP                                                                                             702,900                3,034,296

Australia and New Zealand Banking Group                                                         189,258                2,145,986

Santos                                                                                          807,320                3,051,385

                                                                                                                       8,231,667

BELGIUM--2.5%

Dexia                                                                                           342,440                4,267,979

Dexia (Strip)                                                                                   182,980  (a)               2,009

Fortis                                                                                          267,423                4,498,828

                                                                                                                       8,768,816

BRAZIL--.8%

Petroleo Brasileiro, ADR                                                                         44,100                  974,610

Petroleo Brasileiro, ADR (Pfd Block)                                                             19,815                  404,226

Tele Norte Leste Participacoes, ADR                                                                   2                       26

Telecomunicacoes Brasileiras, ADR (Pfd Block)                                                    46,867                1,384,920

                                                                                                                       2,763,782

FINLAND--2.0%

Nokia, ADR                                                                                      147,394                2,401,048

Sampo, Cl. A                                                                                    318,650                2,484,358

UPM-Kymmene                                                                                     122,300                2,201,138

                                                                                                                       7,086,544

FRANCE--6.9%

Air France                                                                                       45,995                  724,777

Assurances Generales de France                                                                   35,659                1,602,311

Aventis                                                                                          98,725                4,796,055

BNP Paribas                                                                                      44,900                2,237,447

Compagnie Generale des Etablissements Michelin, Cl. B                                            65,116                2,644,213

Schneider Electric                                                                               51,991                2,807,751

Thomson                                                                                         208,900                3,801,044

Total                                                                                             9,750                1,495,695

Total, ADR                                                                                       50,614                3,897,784

                                                                                                                      24,007,077

GERMANY--5.4%

Deutsche Bank                                                                                    47,800                2,758,307

Deutsche Lufthansa                                                                              151,573                2,082,193


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GERMANY (CONTINUED)

Deutsche Post                                                                                   185,604                2,934,889

E.ON                                                                                             93,457                4,823,381

KarstadtQuelle                                                                                  111,300                2,907,579

Volkswagen                                                                                       71,539                3,511,497

                                                                                                                      19,017,846

GREECE--.8%

Hellenic Telecommunications Organization                                                        245,839                2,829,137

HONG KONG--3.0%

Bank of East Asia                                                                               932,061                2,198,905

China Mobile (Hong Kong)                                                                        627,500                1,613,142

MTR                                                                                           1,511,861                1,899,688

Sun Hung Kai Properties                                                                         364,000                2,625,236

Swire Pacific, Cl. A                                                                            357,000                2,004,872

                                                                                                                      10,341,843

INDIA--.0%

Videsh Sanchar Nigam, ADR                                                                             1                       5

IRELAND--1.4%

Bank of Ireland                                                                                 411,195                4,890,105

ITALY--3.2%

Banche Popolari Unite Scrl                                                                      184,006  (a)           2,806,572

Eni                                                                                             186,935                2,828,106

Finmeccanica                                                                                  5,316,661                3,753,979

Sanpaolo IMI                                                                                    196,933                1,892,206

                                                                                                                      11,280,863

JAPAN--24.7%

AIFUL                                                                                            51,750                2,890,517

CANON                                                                                            77,000                3,700,591

Credit Saison                                                                                   335,100                5,798,869

DENTSU                                                                                              706                3,102,699

Eisai                                                                                           165,400                3,457,346

FUJI MACHINE MANUFACTURING                                                                       48,600                  530,840

Fuji Heavy Industries                                                                           374,500                1,844,749

Fuji Photo Film                                                                                  71,000                2,128,844

HONDA MOTOR                                                                                     111,000                4,516,834

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

KONAMI                                                                                           97,000                2,148,077

Kao                                                                                             190,700                3,594,106

LAWSON                                                                                           89,300                2,601,045

MABUCHI MOTOR                                                                                     40,900                3,451,255

MINEBEA                                                                                          528,000                2,628,013

MURATA MANUFACTURING                                                                              54,300                3,051,555

Matsumotokiyoshi                                                                                  66,900                2,899,974

NIPPON TELEGRAPH AND TELEPHONE                                                                       448                1,972,689

Nippon Express                                                                                   860,000                3,521,631

RINNAI                                                                                           155,500                3,570,119

SFCG                                                                                              22,590                2,593,215

SKYLARK                                                                                          238,200                2,836,443

SUMITOMO CHEMICAL                                                                                394,600                1,426,550

Sekisui House                                                                                    255,900                2,247,044

77 Bank                                                                                          495,000                1,984,580

Shin-Etsu Chemical                                                                                83,000                3,256,575

Sumitomo Bakelite                                                                                389,500                2,105,496

TDK                                                                                               36,300                2,363,403

Takeda Chemical Industries                                                                       101,200                3,658,562

Toyota Motor                                                                                      90,500                2,496,445

Yamaha Motor                                                                                    383,000  (b)           3,937,291

                                                                                                                      86,315,357

LUXEMBOURG--.6%

Arcelor                                                                                          160,543                2,071,434

MEXICO--.6%

Telefonos de Mexico, ADR                                                                          67,781                2,054,442

NETHERLANDS--5.2%

ABN AMRO                                                                                         191,288                3,350,351

Akzo Nobel                                                                                       104,510                3,426,806

Buhrmann                                                                                         87,494  (a)             721,539

Hunter Douglas                                                                                   69,193                2,305,259

Koninklijke (Royal) Philips Electronics, ADR                                                    122,400                2,986,560

Vedior                                                                                          129,511                1,604,197

Wolters Kluwer                                                                                  248,995                3,874,381

                                                                                                                      18,269,093


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
---------------------------------------------------------------------------------------------------------------------------------

NEW ZEALAND--.7%

Telecom Corporation of New Zealand                                                               845,053                2,467,905

NORWAY--1.4%

Norsk Hydro                                                                                       52,100                2,731,742

Statoil                                                                                          249,760                2,243,532

                                                                                                                        4,975,274

PORTUGAL--1.5%

EDP                                                                                            1,327,890                2,887,149

Portugal Telecom                                                                                 314,092                2,269,471

                                                                                                                        5,156,620

SINGAPORE--2.3%

Creative Technology                                                                              160,500                1,657,944

DBS Group                                                                                        706,000                5,076,818

MobileOne                                                                                      1,911,000                1,505,068

                                                                                                                        8,239,830

SOUTH AFRICA--.3%

Nedcor                                                                                            89,400                1,013,963

SOUTH KOREA--1.2%

Korea Electric Power, ADR                                                                        276,194                2,549,271

POSCO, ADR                                                                                        55,600                1,668,000

                                                                                                                        4,217,271

SPAIN--2.3%

Endesa                                                                                           287,084                4,470,202

Repsol YPF, ADR                                                                                  205,708                3,482,636

                                                                                                                        7,952,838

SWEDEN--1.4%

Autoliv                                                                                           30,828                  923,745

Investor, Cl. B                                                                                  325,914                2,670,500

Nordea                                                                                           276,400                1,405,160

                                                                                                                        4,999,405

SWITZERLAND--6.3%

Barry Callebaut                                                                                    7,278                  976,704

Clariant                                                                                         166,420  (a)           2,257,106

Nestle                                                                                            24,360                5,303,591

Novartis                                                                                         148,310                5,452,184

Roche                                                                                             33,730                2,582,299

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

SWITZERLAND (CONTINUED)

UBS                                                                                              78,780                4,248,575

Zurich Financial Services                                                                        10,700  (a)           1,374,830

                                                                                                                      22,195,289

TAIWAN--.7%

United Microelectronics, ADR                                                                    500,652  (a)           2,488,240

UNITED KINGDOM--18.4%

Allied Domecq                                                                                    917,700                5,497,793

BAE SYSTEMS                                                                                    1,297,363                3,490,122

BOC                                                                                              315,723                4,295,236

BT                                                                                               914,500                2,651,062

Barclays                                                                                         652,928                4,731,965

Bunzl                                                                                            486,067                3,522,673

Cadbury Schweppes                                                                                823,450                4,955,860

Centrica                                                                                         955,600                2,676,111

GKN                                                                                            1,148,700                4,746,140

GlaxoSmithKline                                                                                  252,810                4,807,507

Marks & Spencer                                                                                  402,700                1,931,912

Morgan Crucible                                                                                 451,684  (a)             825,489

Old Mutual                                                                                    1,045,300                1,580,995

Rexam                                                                                           138,000                  890,874

Rio Tinto                                                                                       188,681                4,134,983

Sainsbury (J)                                                                                 1,028,559                4,468,514

Scottish & Southern Energy                                                                      288,434                2,862,895

Shell Transport & Trading                                                                       874,897                5,465,357

Yell                                                                                            154,500                  778,927

                                                                                                                      64,314,415

TOTAL COMMON STOCKS

   (cost $326,917,501)                                                                                               335,949,061


PREFERRED STOCKS--.2%                                                                            Shares                Value ($)
---------------------------------------------------------------------------------------------------------------------------------
GERMANY;

Hugo Boss

   (cost $620,789)                                                                               33,695                 625,308
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--.9%
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $3,085,250)                                                                          3,085,250                3,085,250
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $330,623,540)                                                             97.1%              339,659,619

CASH AND RECEIVABLES (NET)                                                                         2.9%               10,239,735

NET ASSETS                                                                                       100.0%              349,899,354

(A)  NON-INCOME PRODUCING.

(B)  A PORTION OF THIS SECURITY IS ON LOAN. AT AUGUST 31, 2003, THE TOTAL MARKET
     VALUE OF THE FUND'S  SECURITY ON LOAN IS  $2,950,360  AND THE TOTAL  MARKET
     VALUE OF THE COLLATERAL HELD BY THE FUND IS $3,085,250.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments

   (including securities loaned
        valued at $2,950,360)--Note 1(c)                330,623,540  339,659,619

Cash denominated in foreign currencies                  14,968,623   15,244,493

Receivable for investment securities sold                             2,592,431

Receivable for shares of Common Stock subscribed                        999,497

Dividends and interest receivable                                       955,384

Prepaid expenses                                                         59,371

                                                                     359,510,795
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           373,904

Cash overdraft due to Custodian                                       3,169,986

Liability for securities loaned--Note 1(c)                            3,085,250

Payable for investment securities purchased                           2,222,304

Payable for shares of Common Stock redeemed                             603,587

Net unrealized depreciation on forward currency
  exchange contracts--Note 4                                              3,729

Accrued expenses                                                        152,681

                                                                      9,611,441
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      349,899,354
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     378,554,188

Accumulated investment income--net                                    2,716,216

Accumulated net realized gain (loss) on investments                (40,688,704)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                    9,317,654
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      349,899,354


NET ASSET VALUE PER SHARE

                                              Class A             Class B              Class C            Class R           Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                            343,620,578             826,782            1,646,919          3,778,341             26,734

Shares Outstanding                         24,367,110              59,041              117,311            267,601              1,917
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                                14.10               14.00                14.04              14.12              13.95

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended August 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $1,059,346 foreign taxes withheld at source)  8,257,945

Interest                                                                69,052

Income on securities lending                                            13,551

TOTAL INCOME                                                         8,340,548

EXPENSES:

Management fee--Note 3(a)                                            3,019,384

Shareholder servicing costs--Note 3(c)                               1,184,950

Custodian fees                                                         268,622

Registration fees                                                       68,547

Professional fees                                                       47,654

Prospectus and shareholders' reports                                    24,225

Directors' fees and expenses--Note 3(d)                                  9,678

Distribution fees--Note 3(b)                                             5,383

Loan commitment fees--Note 2                                             5,145

Miscellaneous                                                           23,848

TOTAL EXPENSES                                                       4,657,436

INVESTMENT INCOME--NET                                               3,683,112
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                      (24,288,089)

Net realized gain (loss) on forward currency exchange contracts      (206,687)

NET REALIZED GAIN (LOSS)                                          (24,494,776)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                 46,789,275

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              22,294,499

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                25,977,611

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                             -----------------------------------
                                                   2003(a)               2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,683,112            3,873,435

Net realized gain (loss) on investments       (24,494,776)         (10,552,479)

Net unrealized appreciation
   (depreciation) on investments               46,789,275          (18,542,504)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   25,977,611          (25,221,548)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (4,011,726)          (2,628,279)

Class B shares                                       (74)                   --

Class C shares                                       (14)                   --

Class R shares                                       (14)                   --

Class T shares                                       (14)                   --

Net realized gain on investments:

Class A shares                                         --          (3,798,857)

TOTAL DIVIDENDS                               (4,011,842)          (6,427,136)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                330,637,577         361,843,078

Class B shares                                    734,927                  --

Class C shares                                  2,487,876                  --

Class R shares                                  3,563,700                  --

Class T shares                                     26,220                  --

Dividends reinvested:

Class A shares                                  2,709,358           4,356,668

Class B shares                                         74                  --

Class C shares                                         14                  --

Class R shares                                         14                  --

Class T shares                                         14                  --


                                                      Year Ended August 31,
                                             -----------------------------------
                                                   2003(a)                  2002
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Cost of shares redeemed:

Class A shares                              (333,457,512)        (339,538,705)

Class B shares                                    (3,843)                   --

Class C shares                                (1,031,238)                   --

Class R shares                                  (223,910)                   --

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             5,443,271           26,661,041

TOTAL INCREASE (DECREASE) IN NET ASSETS       27,409,040           (4,987,643)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           322,490,314          327,477,957

END OF PERIOD                                 349,899,354          322,490,314

Undistributed investment income--net            2,716,216            2,776,479

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                      Year Ended August 31,
                                             -----------------------------------
                                                   2003(a)               2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                    27,173,250           26,180,758

Shares issued for dividends reinvested            222,261              323,350

Shares redeemed                               (27,289,683)         (24,520,131)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     105,828            1,983,977
--------------------------------------------------------------------------------

CLASS B

Shares sold                                        59,390                  --

Shares issued for dividends reinvested                  6                   --

Shares redeemed                                     (355)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      59,041                   --
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       197,999                   --

Shares issued for dividends reinvested                  1                    --

Shares redeemed                                  (80,689)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     117,311                   --
--------------------------------------------------------------------------------

CLASS R

Shares sold                                       286,593                   --

Shares issued for dividends reinvested                  1                   --

Shares redeemed                                  (18,993)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     267,601                   --
--------------------------------------------------------------------------------

CLASS T

Shares sold                                         1,916                   --

Shares issued for dividends reinvested                  1                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,917                   --

(A) THE FUND CHANGED TO A FIVE CLASS FUND ON NOVEMBER 15, 2002. THE EXISTING SHARES WERE REDESIGNATED CLASS A SHARES AND THE FUND COMMENCED OFFERING CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                       Year Ended August 31,
                                                              ----------------------------------------------------------------------
CLASS A SHARES                                                2003(a)           2002           2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.29           14.70         17.21          17.52         14.50

Investment Operations:

Investment income--net                                            .15(b)          .17(b)        .13(b)         .15(b)        .16(b)

Net realized and unrealized gain
   (loss) on investments                                          .83           (1.29)        (1.47)           .44          3.76

Total from Investment Operations                                  .98           (1.12)        (1.34)           .59          3.92

Distributions:

Dividends from investment income--net                            (.17)           (.12)         (.11)          (.11)         (.15)

Dividends from net realized gain
   on investments                                                  --            (.17)        (1.06)          (.79)         (.75)

Total Distributions                                              (.17)           (.29)        (1.17)          (.90)         (.90)

Net asset value, end of period                                  14.10           13.29         14.70          17.21         17.52
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 7.56(c)        (7.64)        (8.22)          3.48         28.19
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.54            1.40          1.39           1.40          1.40

Ratio of net investment income
   to average net assets                                         1.22            1.21           .84            .88          1.00

Portfolio Turnover Rate                                         42.86           29.14         30.70          37.64         30.68
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         343,621         322,490       327,478        396,786       260,667

(A)  THE FUND COMMENCED OFFERING FIVE CLASSES OF SHARES ON NOVEMBER 15, 2002.
     THE EXISTING SHARES WERE REDESIGNATED CLASS A SHARES.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       Period Ended August 31, 2003(a)
                                                                            --------------------------------------------------------
                                                                            Class B        Class C        Class R      Class T
                                                                             Shares         Shares          Shares       Shares
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                          12.24          12.24          12.24          12.24

Investment Operations:

Investment income (loss)--net(b)                                                .09            .12            .22           (.04)

Net realized and unrealized gain
   (loss) on investments                                                       1.84           1.85           1.83           1.92

Total from Investment Operations                                               1.93           1.97           2.05           1.88

Distributions:

Dividends from investment income--net                                          (.17)          (.17)          (.17)          (.17)

Net asset value, end of period                                                14.00          14.04          14.12          13.95
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                                           16.04(c)       16.29(c)       16.95          15.54(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets(d)                                     2.00           1.80            .96           1.92

Ratio of net investment income
   (loss) to average net assets(d)                                              .70            .89           1.73           (.45)

Portfolio Turnover Rate                                                       42.86          42.86          42.86          42.86
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                           827          1,647          3,778             27

(A) FROM NOVEMBER 15, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2003.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier International Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

On October 29, 2002, the fund's Board of Directors approved, effective November 15, 2002, a change of the fund's name from "Dreyfus International Value Fund" to "Dreyfus Premier International Value Fund" coinciding with the fund implementing a multiple class structure. Shareholders, on November 15, 2002, were classified as Class A shareholders and the fund added Class B, Class C, Class R and Class T shares.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equiv-

alent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,844,814, accumulated capital losses $19,868,485 and unrealized appreciation $4,817,295. In addition, the fund had $17,448,458 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2003. If not applied, $4,184,837 of the carryover expires in fiscal 2010 and $15,683,648 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2003 and August 31, 2002 were as follows: ordinary income $4,011,842 and $6,427,136, respectively.

During the period ended August 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $268,467, decreased accumulated net realized gain (loss) on investments by $258,636 and decreased paid-in capital by $9,831. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of bor-

rowings. During the period ended August 31, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended August 31, 2003, the Distributor retained $16,293 from commissions earned on sales of the fund' s Class A shares and $154 from contingent deferred sales charges on redemptions of the fund's Class B shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, respectively, and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2003, Class B, Class C and Class T shares were charged $1,875, $3,504 and $4, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2003, Class A, Class B, Class C and Class T shares were charged $750,723, $625, $1,168 and $4, respectively, pursuant to the Shareholder Services Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2003, the fund was charged $116,720 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000, an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets.

(E) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager. During the period ended August 31, 2003, the fund derived $82,101 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended August 31, 2003, amounted to $135,373,227 and $124,115,474, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates of its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at August 31, 2003:


                                                        Foreign
Forward Currency                                       Currency                                                         Unrealized
    Exchange Contracts                                  Amounts           Cost ($)            Value ($)           (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

South African Rand,
    expiring 9/2/2003                                   668,548            91,488                90,897               (591)

SALES:                                                                    PROCEEDS ($)

Australian Dollar,
    expiring 9/2/2003                                   767,095           494,086               496,464              (2,378)

Swiss Franc, expiring
    9/2/2003                                            498,161           354,841               355,601               (760)

    TOTAL                                                                                                            (3,729)

At August 31, 2003, the cost of investments for federal income tax purposes was $335,127,628; accordingly, accumulated net unrealized appreciation on investments was $4,531,991, consisting of $38,455,494 gross unrealized appreciation and $33,923,503 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Premier International Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier International Value Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier International Value Fund at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 10, 2003



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2003:

  -- the total amount of taxes paid to foreign countries was $1,059,346

  -- the total amount of income sourced from foreign countries was $4,784,704

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2003 calendar year with Form 1099-DIV which will be mailed by January 31, 2004.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David P. Feldman (63)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director & Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BBH Mutual Funds Group (11 funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

Ehud Houminer (62)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Executive-in-Residence at the Columbia Business School, Columbia University

* Principal of Lear, Yavitz and Associates, a management consulting firm, from 1996 through 2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

* Explore Charter School, Brooklyn, NY, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25


Gloria Messinger (73)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.

* Consultant in Intellectual Property

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

* New York Women's Agenda Music Performance Trust Fund, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

T. John Szarkowski (77)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

Anne Wexler (73)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 funds), Director

* Methanex Corporation, a methanol producing company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 29

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.


ROBERT SVAGNA, ASSISTANT TREASURER SINCE OCTOBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

                 For More Information

                        Dreyfus Premier
                        International Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  254AR0803


      Dreyfus Premier
      Small Company
      Growth Fund

      ANNUAL REPORT August 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            22   Notes to Financial Statements

                            27   Report of Independent Auditors

                            28   Board Members Information

                            30   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                      Dreyfus Premier Small Company Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Small Company Growth Fund covers the 12-month period from September 1, 2002, through August 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, B. Randall Watts, Jr.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter recently were revised upward to 3.3%, and many economists expect another strong showing for the third quarter. These improving economic expectations have driven most broad measures of stock market performance higher so far in 2003

Investors who stayed the course throughout the bear market were more likely to have participated in the 2003 equity rally, reinforcing our longstanding belief in a long-term approach to equity investing. We remain committed to providing you with the benefits of professional management and diversification. As always, we encourage you to talk with your financial adviser, who can help you adjust your strategies as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


/S/ STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2003




DISCUSSION OF FUND PERFORMANCE

Randy Watts, Portfolio Manager

How did Dreyfus Premier Small Company Growth Fund perform relative to its benchmark?

During the 12-month period ended August 31, 2003, the fund produced total returns of 26.05% for Class A shares, 25.33% for Class B shares, 25.33% for Class C shares, 26.62% for Class R shares and 25.98% for Class T shares.(1) In comparison, the Russell 2000 Growth Index, the fund's benchmark, produced a 34.90% total return for the same period.(2)

The fund' s performance is the result of a strong rally among small-cap stocks during the second half of the reporting period, which more than offset general market weakness during the first half of the reporting period. The fund's returns trailed the Russell 2000 Growth Index, primarily because we favored higher-quality companies with positive earnings at a time in which more speculative stocks, especially in the technology group, led the market's advance.

What is the fund's investment approach?

The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in the stocks of small companies. The fund invests in growth companies that the manager believes have solid market positions, visionary leadership and reasonable financial strength. The fund may also invest up to 35% of its assets in foreign companies.

The portfolio manager identifies potential investments through extensive fundamental research. The fund utilizes a "bottom-up" approach, focusing on individual stock selection. The fund focuses on companies that have consistent, sustainable earnings and revenue growth, that are priced attractively relative to the market, have strong management and are poised to benefit from market trends.

The fund typically sells a stock when the portfolio manager believes there is a more attractive alternative, the stock' s valuation is excessive The Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

or there are deteriorating fundamentals, such as decelerating earnings or industry weakness.

What other factors influenced the fund's performance?

During the first half of the reporting period, small-cap growth stocks declined moderately in an investment environment characterized by sluggish economic growth, low levels of corporate spending and rising international tensions that culminated in the war in Iraq. However, in late March, when it became clear that the war would end quickly, investors became more optimistic, and stocks began to rally. The market' s advance gained momentum during the spring as investors reacted favorably to signs of stronger economic growth, new tax cuts enacted by Congress and lower short-term interest rates implemented by the Federal Reserve Board.

The shift in investor sentiment from general pessimism to greater optimism took place after the war in Iraq concluded in April 2003. We also had the opportunity to take a fresh look at the opportunities we believed stronger growth would produce when a change in fund management took place. Consistent with our relatively conservative investment approach, we maintained a relatively diversified portfolio of small-cap growth stocks. However, during the reporting period the fund' s holdings of higher-quality, profitable companies failed to keep pace with the more-speculative stocks, many without earnings, that proved to be the market leaders.

Nonetheless, the fund enjoyed its share of winning investments. Consumer-related stocks provided especially attractive returns. Retailer Hibbett Sporting Goods, mobile home manufacturer Fleetwood Enterprises and restaurant chain owner RARE Hospitality International ranked among the reporting period's top contributors to performance. The fund also benefited from positions in companies that support the U.S. defense system with information technology services, such as ManTech International. In the health care group, the fund received good results from Select Medical, an operator of chronic-care wards within acute-care hospitals


Although the fund' s bias toward higher-quality companies and relatively light exposure to the technology group caused it to trail the averages, the fund nonetheless received strong contributions from technology stocks in the semiconductor, software and networking industries. However, the fund' s relatively light exposure to real estate investment trusts ("REITs") and poor stock selections in the media group generally detracted from the fund's returns

What is the fund's current strategy?

We believe it is important to maintain a long-term perspective and a disciplined investment approach because small-cap growth stocks tend to be more volatile than other areas of the stock market. Accordingly, we intend to continue to emphasize higher-quality companies that, in our view, enjoy sound business fundamentals and have attractive growth prospects. In addition, our approach generally leads us to stocks with lower valuations than the Russell 2000 Growth Index.

The fund ended the reporting period with slightly less exposure to the technology and health care sectors than the Russell 2000 Growth Index, and modestly greater exposure to the capital goods and energy sectors. In our view, maintaining a broadly diversified portfolio and tempering potential volatility through attention to valuations is a more prudent course when investing in small-cap stocks.

September 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH AUGUST 31, 2004, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. TOTAL RETURNS ARE CALCULATED ON A MONTH-END BASIS.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Small Company Growth Fund Class A shares, Class B shares, Class C shares, Class R shares and Class T shares and the Russell 2000 Growth Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES OF DREYFUS PREMIER SMALL COMPANY GROWTH FUND ON 6/28/02 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2000 GROWTH INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 6/30/02 IS USED AS THE BEGINNING VALUE ON 6/28/02. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS T SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 8/31/03

                                                                         Inception                                       From

                                                                           Date                  1 Year                Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                         6/28/02                18.82%                  0.06%
WITHOUT SALES CHARGE                                                      6/28/02                26.05%                  5.25%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                   6/28/02                21.33%                  1.16%
WITHOUT REDEMPTION                                                        6/28/02                25.33%                  4.57%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                                6/28/02                24.33%                  4.57%
WITHOUT REDEMPTION                                                        6/28/02                25.33%                  4.57%

CLASS R SHARES                                                            6/28/02                26.62%                  5.65%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                       6/28/02                20.26%                  1.05%
WITHOUT SALES CHARGE                                                      6/28/02                25.98%                  5.11%



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

August 31, 2003

COMMON STOCKS--96.2%                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BASIC INDUSTRIES--5.2%

Applied Micro Circuits                                                                            2,050  (a)              11,910

Arch Coal                                                                                           400                    9,180

Manhattan Associates                                                                                400  (a)              11,852

Quicksilver Resources                                                                               200  (a)               4,950

Trex                                                                                                200  (a)               7,240

Universal Compression Holdings                                                                      350  (a)               8,057

Wabtec                                                                                              600                    9,390

                                                                                                                          62,579

CAPITAL GOODS--2.9%

AGCO                                                                                                450  (a)               9,936

FMC Technologies                                                                                    250  (a)               5,917

Quanta Services                                                                                     700  (a)               6,657

Sauer-Danfoss                                                                                       500                    6,905

Trinity Industries                                                                                  200                    5,264

                                                                                                                          34,679

CONSUMER DURABLES--2.3%

Brookstone                                                                                          200  (a)               5,650

CUNO                                                                                                150  (a)               6,321

Fleetwood Enterprises                                                                               480  (a)               5,280

Harman International Industries                                                                      50                    4,982

Quiksilver                                                                                          300  (a)               5,445

                                                                                                                          27,678

CONSUMER NON-DURABLES--4.2%

Alexandria Real Estate Equities                                                                     150                    7,012

Dial                                                                                                450                    9,121

NBTY                                                                                                250  (a)               6,612

PETCO Animal Supplies                                                                               200  (a)               6,420

Stake Technology                                                                                    800  (a)               6,288

United Natural Foods                                                                                250  (a)               7,437

Yankee Candle                                                                                       350  (a)               8,207

                                                                                                                          51,097

CONSUMER SERVICES--14.7%

Charles River Associates                                                                            200  (a)               6,728

Charlotte Russe Holding                                                                             650  (a)               7,995

Citadel Broadcasting                                                                                 10  (a)                 221

Coldwater Creek                                                                                     500  (a)               8,819

Cumulus Media, Cl. A                                                                                450  (a)               8,537


COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES (CONTINUED)

Delta & Pine Land                                                                                   500                   12,450

Dick's Sporting Goods                                                                               100  (a)               3,782

Emmis Communications, Cl. A                                                                         350  (a)               7,508

Hearst-Argyle Television                                                                            400  (a)               9,704

Heidrick & Struggles International                                                                  500  (a)               9,330

Internet Security Systems                                                                           700  (a)               8,743

Korn/Ferry International                                                                            900  (a)               9,225

Linens 'n Things                                                                                    450  (a)              13,005

Lions Gate Entertainment                                                                          4,600  (a)              13,754

MPS Group                                                                                         1,490  (a)              14,230

MSC Industrial Direct, CL. A                                                                        700                   15,246

Macrovision                                                                                         400  (a)               7,448

RARE Hospitality International                                                                      350  (a)              13,328

Ruby Tuesday                                                                                        250                    5,693

Sylvan Learning Systems                                                                             100  (a)               2,881

                                                                                                                         178,627

ENERGY--2.1%

KFx                                                                                               1,500  (a)               6,720

Key Energy Services                                                                                 600  (a)               6,216

Patina Oil & Gas                                                                                    187                    6,928

Varco International                                                                                 300  (a)               5,175

                                                                                                                          25,039

FINANCIAL SERVICES--10.1%

BOK Financial                                                                                       257  (a)              10,182

CVB Financial                                                                                       350                    6,790

City National                                                                                       100                    5,170

Community First Bankshares                                                                          200                    5,650

Cullen/Frost Bankers                                                                                200                    7,614

First Community Bancorp                                                                             350                   11,918

First Midwest Bancorp                                                                               250                    7,625

Investors Financial Services                                                                        150                    4,483

Knight Trading Group                                                                              1,050  (a)               9,733

Lawson Software                                                                                   1,250  (a)               8,812

New York Community Bancorp                                                                          450                   13,842

PrivateBancorp                                                                                      200                    6,830

Santander BanCorp                                                                                   250                    4,770

Scottish Annuity & Life Holdings                                                                    200                    4,596

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Southwest Bancorporation of Texas                                                                   150                    5,544

Triad Guaranty                                                                                      200  (a)               9,294

                                                                                                                         122,853

HEALTH CARE--20.8%

Adolor                                                                                              350  (a)               4,984

Advanced Neuromodulation Systems                                                                    150  (a)               5,700

Community Health Systems                                                                            350  (a)               8,046

Cooper Cos.                                                                                         250                    9,273

Coventry Health Care                                                                                200  (a)               9,388

Digene                                                                                              200  (a)               7,602

Encore Medical                                                                                    1,300  (a)               7,826

Fisher Scientific International                                                                     450  (a)              17,649

Flamel Technologies, ADR                                                                            300  (a)               8,546

IDEXX Laboratories                                                                                  250  (a)              10,403

K-V Pharmaceutical, Cl. A                                                                           200  (a)               6,530

Kensey Nash                                                                                         100  (a)               2,785

Medicines                                                                                           250  (a)               7,163

Mid Atlantic Medical Services                                                                       150  (a)               7,359

NPS Pharmaceuticals                                                                                 250  (a)               6,865

Nektar Therapeutics                                                                                 900  (a)              10,323

Neurocrine Biosciences                                                                              150  (a)               8,027

Orthofix International                                                                              250  (a)               8,465

Pharmaceutical Resources                                                                            100  (a)               5,594

Respironics                                                                                         400  (a)              16,664

SICOR                                                                                               300  (a)               5,955

STERIS                                                                                              400  (a)               9,368

Select Medical                                                                                      650  (a)              18,720

Sonic Innovations                                                                                   600  (a)               3,726

Therasense                                                                                          500  (a)               7,125

Triad Hospitals                                                                                     250  (a)               8,100

Trimeris                                                                                            100  (a)               4,265

United Therapeutics                                                                                 300  (a)               6,876

VCA Antech                                                                                          450  (a)              10,368

Vicuron Pharmaceuticals                                                                             550  (a)               8,217

                                                                                                                         251,912


COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OTHER--15.5%

ADC Telecommunications                                                                            2,200  (a)               5,588

Celgene                                                                                             250  (a)               9,623

Connetics                                                                                           500  (a)               9,370

Evergreen Resources                                                                                 100  (a)               5,587

F5 Networks                                                                                         500  (a)               9,805

Herley Industries                                                                                   600  (a)              11,850

Hibbett Sporting Goods                                                                              375  (a)               8,445

Innkeepers USA Trust                                                                              1,100                    9,251

iShares Russell 2000 Growth Index Fund                                                              400                   21,652

J.B. Hunt Transport Services                                                                        250  (a)              12,425

Jefferies Group                                                                                     100                    2,970

Kronos                                                                                              100  (a)               5,779

ManTech International, Cl. A                                                                        900  (a)              20,547

Peet's Coffee & Tea                                                                                 400  (a)               8,432

Semtech                                                                                             650  (a)              13,709

Sonic                                                                                               200  (a)               4,692

Steven Madden                                                                                       600  (a)              12,540

United Defense Industries                                                                           400  (a)              11,320

Western Gas Resources                                                                               100                    3,924

                                                                                                                         187,509

TECHNOLOGY--18.4%

Activision                                                                                          575  (a)               7,423

Advanced Fibre Communications                                                                       650  (a)              15,126

Arbitron                                                                                            150  (a)               5,547

Cypress Semiconductor                                                                               750  (a)              13,928

Digital Theater Systems                                                                             280  (a)               6,255

Digitas                                                                                           1,100  (a)               7,535

FileNET                                                                                             300  (a)               6,327

FormFactor                                                                                          270  (a)               5,289

Forrester Research                                                                                  300  (a)               4,842

Foundry Networks                                                                                    600  (a)              11,670

Global Imaging Systems                                                                              300  (a)               7,713

Helix Technology                                                                                    650                   11,934

Informatica                                                                                       1,250  (a)              11,113

Ingram Micro, Cl. A                                                                               1,700  (a)              24,055

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

International Rectifier                                                                             370  (a)              15,388

JDA Software Group                                                                                  400  (a)               6,680

Lam Research                                                                                        450  (a)              11,574

Manufacturers' Services                                                                           2,250  (a)              11,588

Manugistics Group                                                                                 1,050  (a)               4,830

Newport                                                                                             300  (a)               5,361

SI International                                                                                    200  (a)               3,570

ScanSoft                                                                                          2,400  (a)              10,560

Sycamore Networks                                                                                 1,800  (a)               7,596

VeriSign                                                                                            500  (a)               7,485

                                                                                                                         223,389
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $956,429)                                                                 96.2%                1,165,362

CASH AND RECEIVABLES (NET)                                                                         3.8%                   45,556

NET ASSETS                                                                                       100.0%                1,210,918



(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments   956,429     1,165,362

Cash                                                                     16,358

Receivable for investment securities sold                                25,698

Receivable for shares of Common Stock subscribed                         13,000

Dividends receivable                                                        299

Prepaid expenses                                                         27,785

Due from The Dreyfus Corporation and affiliates                           3,131

                                                                      1,251,633
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                              16,689

Accrued expenses                                                         24,026

                                                                         40,715
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,210,918
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       1,145,995

Accumulated net realized gain (loss) on investments                   (144,010)

Accumulated net unrealized appreciation
  (depreciation) on investments                                         208,933
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,210,918



NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                          286,701              261,771              237,815              212,944              211,687

Shares Outstanding                       21,645               19,911               18,086               16,000               16,000
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          13.25                13.15                13.15                13.31                13.23



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended August 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $8 foreign taxes withheld at source)              4,614

Interest                                                                   305

TOTAL INCOME                                                             4,919

EXPENSES:

Management fee--Note 3(a)                                                9,258

Registration fees                                                       68,935

Legal fees                                                              25,426

Auditing fees                                                           21,752

Prospectus and shareholders' reports                                    10,908

Custodian fees--Note 3(c)                                                9,951

Shareholder servicing costs--Note 3(c)                                   5,593

Distribution fees--Note 3(b)                                             3,221

Directors' fees and expenses--Note 3(d)                                  2,737

Miscellaneous                                                            7,095

TOTAL EXPENSES                                                         164,876

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                       (145,113)

NET EXPENSES                                                            19,763

INVESTMENT (LOSS)--NET                                                 (14,844)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (119,450)

Net unrealized appreciation (depreciation) on investments              344,640

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 225,190

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   210,346

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                               ---------------------------------

                                                     2003               2002(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                            (14,844)              (2,331)

Net realized gain (loss) on investments          (119,450)             (24,732)

Net unrealized appreciation (depreciation)
   on investments                                 344,640             (135,707)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      210,346             (162,770)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                    251,655              295,876

Class B shares                                     73,932              203,918

Class C shares                                     27,603              200,000

Class R shares                                         --              200,000

Class T shares                                         --              200,000

Cost of shares redeemed:

Class A shares                                  (256,167)                   --

Class B shares                                   (31,723)                   --

Class C shares                                    (1,752)                   --

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS                63,548              1,099,794

TOTAL INCREASE (DECREASE) IN NET ASSETS          273,894                937,024
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                               937,024                 --

END OF PERIOD                                   1,210,918              937,024

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                      Year Ended August 31,
                                                 -------------------------------

                                                     2003               2002(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                        23,722               24,788

Shares redeemed                                  (26,865)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (3,143)               24,788
--------------------------------------------------------------------------------

CLASS B

Shares sold                                         6,796               16,377

Shares redeemed                                   (3,262)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       3,534               16,377
--------------------------------------------------------------------------------

CLASS C

Shares sold                                         2,273               16,000

Shares redeemed                                     (187)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       2,086               16,000
--------------------------------------------------------------------------------

CLASS R

SHARES SOLD                                            --               16,000
--------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                            --               16,000

(A)  FROM JUNE 28, 2002 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                          Year Ended August 31,
                                                          ----------------------

CLASS A SHARES                                               2003        2002(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        10.51         12.50

Investment Operations:

Investment (loss)--net                                       (.13)(b)      (.02)(b)

Net realized and unrealized
   gain (loss) on investments                                2.87         (1.97)

Total from Investment Operations                             2.74         (1.99)

Net asset value, end of period                              13.25         10.51
-------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                         26.05        (15.77)(d,e)
-------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      1.65           .29(d)

Ratio of net investment (loss)
   to average net assets                                    (1.19)         (.21)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation           14.15          4.18(d)

Portfolio Turnover Rate                                    279.61         14.72(d)
-----------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         287           261

(A) FROM JUNE 28, 2002 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E)  CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON JUNE 28,
2002 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          Year Ended August 31,
                                                          ----------------------

CLASS B SHARES                                               2003         2002(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        10.50          12.50

Investment Operations:

Investment (loss)--net                                       (.20)(b)       (.04)(b)

Net realized and unrealized
   gain (loss) on investments                                2.85          (1.96)

Total from Investment Operations                             2.65          (2.00)

Net asset value, end of period                              13.15          10.50
--------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                         25.33         (15.93)(d,e)
--------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      2.40            .43(d)

Ratio of net investment (loss)
   to average net assets                                    (1.91)          (.34)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation           14.02           4.08(d)

Portfolio Turnover Rate                                    279.61          14.72(d)
--------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         262            172

(A) FROM JUNE 28, 2002 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E)  CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON JUNE 28,
2002 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                          Year Ended August 31,
                                                          ----------------------

CLASS C SHARES                                               2003          2002(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        10.50          12.50

Investment Operations:

Investment (loss)--net                                       (.20)(b)       (.04)(b)

Net realized and unrealized
   gain (loss) on investments                                2.85          (1.96)

Total from Investment Operations                             2.65          (2.00)

Net asset value, end of period                              13.15          10.50
--------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                         25.33         (15.93)(d,e)
--------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      2.40           .43(d)

Ratio of net investment (loss)
   to average net assets                                    (1.91)         (.34)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation           14.10          4.06(d)

Portfolio Turnover Rate                                    279.61         14.72(d)
----------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         238           168

(A) FROM JUNE 28, 2002 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E)  CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON JUNE 28,
2002 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          Year Ended August 31,
                                                          ----------------------

CLASS R SHARES                                               2003         2002(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        10.52         12.50

Investment Operations:

Investment (loss)--net                                       (.10)(b)      (.02)(b)

Net realized and unrealized
   gain (loss) on investments                                2.89         (1.96)

Total from Investment Operations                             2.79         (1.98)

Net asset value, end of period                              13.31         10.52
--------------------------------------------------------------------------------------

TOTAL RETURN (%)                                            26.62        (15.77)(c,d)
--------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      1.40           .25(c)

Ratio of net investment (loss)
   to average net assets                                     (.91)         (.16)(c)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation           14.11          4.07(c)

Portfolio Turnover Rate                                    279.61         14.72(c)
--------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         213           168

(A)  FROM JUNE 28, 2002 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2002.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  CALCULATED  BASED ON NET ASSET  VALUE ON THE CLOSE OF  BUSINESS ON JUNE 28,
     2002 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                          Year Ended August 31,
                                                          ----------------------

CLASS T SHARES                                               2003          2002(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        10.51          12.50

Investment Operations:

Investment (loss)--net                                       (.15)(b)       (.03)(b)

Net realized and unrealized
   gain (loss) on investments                                2.87          (1.96)

Total from Investment Operations                             2.72          (1.99)

Net asset value, end of period                              13.23          10.51
--------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                         25.98         (15.85)(d,e)
--------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      1.90            .34(d)

Ratio of net investment (loss)
   to average net assets                                    (1.41)          (.25)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation           14.11           4.06(d)

Portfolio Turnover Rate                                    279.61          14.72(d)
--------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         212            168

(A)  FROM JUNE 28, 2002 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2002.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  CALCULATED  BASED ON NET ASSET  VALUE ON THE CLOSE OF  BUSINESS ON JUNE 28,
     2002 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Small Company Growth Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned
subsidiary    of    Mellon    Financial    Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of August 31, 2003, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held 16,000 Class A shares, 16,000 Class B shares, 16,000 Class C shares and all of the outstanding Class R and Class T shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.


The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $169 during the period ended August 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $83,274 and unrealized appreciation $204,540. In addition, the fund had $56,336 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to August 31, 2003. If not applied, the carryover expires in fiscal 2011.

During the period ended August 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $14,844, increased accumulated net realized gain (loss) on investments by $168 and decreased paid-in capital by $15,012. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of the borrowings. During the period ended August 31, 2003, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement (the "Agreement") with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken from September 1, 2002 through August 31, 2004 that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.40% of the value of the fund' s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $145,113 during the period ended August 31, 2003.

During the period ended August 31, 2003, the Distributor retained $6 from commissions earned on sales of the fund' s Class A shares and $160 from contingent deferred sales charges on redemptions of the fund's Class B shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, respectively, and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2003, Class B, Class C and Class T shares were charged $1,473, $1,319 and $429, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2003, Class A, Class B, Class C and Class T shares were charged $781, $491, $440 and $429, respectively, pursuant to the Shareholder Services Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2003, the fund was charged $367 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2003, the fund was charged $9,951 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000, an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2003, amounted to $2,839,401 and $2,719,340, respectively.

At August 31, 2003, the cost of investments for federal income tax purposes was $960,822; accordingly, accumulated net unrealized appreciation on investments was $204,540, consisting of $212,010 gross unrealized appreciation and $7,470 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Small Company Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Small Company Growth Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.), as of August 31, 2003, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Small Company Growth Fund at August 31, 2003, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 10, 2003

                                                             The Fund


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David P. Feldman (63)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director & Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BBH Mutual Funds Group (11 funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

Ehud Houminer (62)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Executive-in-Residence at the Columbia Business School, Columbia University

* Principal of Lear, Yavitz and Associates, a management consulting firm, from 1996 through 2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

* Explore Charter School, Brooklyn, NY, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25


Gloria Messinger (73)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.

* Consultant in Intellectual Property

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

* New York Women's Agenda Music Performance Trust Fund, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

T. John Szarkowski (77)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

Anne Wexler (73)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 funds), Director

* Methanex Corporation, a methanol producing company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 29

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.


ROBERT SVAGNA, ASSISTANT TREASURER SINCE OCTOBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

NOTES

                  For More Information

                        Dreyfus Premier
                        Small Company
                        Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  771AR0803


      Dreyfus Premier
      Structured Midcap Fund

      ANNUAL REPORT August 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            22   Notes to Financial Statements

                            28   Report of Independent Auditors

                            29   Board Members Information

                            31   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                         Dreyfus Premier Structured Midcap Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Structured Midcap Fund covers the 12-month period from September 1, 2002, through August 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Michael Dunn.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter recently were revised upward to 3.3%, and many economists expect another strong showing for the third quarter. These improving economic expectations have driven most broad measures of stock market performance higher so far in 2003

Investors who stayed the course throughout the bear market were more likely to have participated in the 2003 equity rally, reinforcing our longstanding belief in a long-term approach to equity investing. We remain committed to providing you with the benefits of professional management and diversification. As always, we encourage you to talk with your financial adviser, who can help you adjust your strategies as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


/S/ STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2003




DISCUSSION OF FUND PERFORMANCE

Michael Dunn, Portfolio Manager

How did Dreyfus Premier Structured Midcap Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2003, the fund produced total returns of 18.91% for Class A shares, 18.00% for Class B shares, 18.01% for Class C shares, 19.36% for Class R shares and 18.67% for Class T shares.(1) In comparison, the fund's benchmark, the Standard & Poor's MidCap 400 Index ("S&P 400 Index") produced a total return of 18.40% for the same period. In addition, the Russell Midcap Index produced a 21.92% total return for the same period.(2)

We attribute the fund' s performance to a stock market that was troubled by a struggling economy and rising geopolitical tensions during the first half of the reporting period, but rallied strongly amid rising expectations of a more robust economy during the second half of the reporting period. Gains during the second half more than offset previous market weakness. Since the fund's composition roughly matches the sector weightings of the S&P 400 Index, the fund's returns were roughly in line with the S&P 400 Index's return. The fund's composition is not intended to coincide with the sector weightings of the Russell Midcap Index, and as a result, over this period the fund slightly underperformed that measure of the middle-capitalization market segment.

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue this goal, the fund invests primarily in a blended portfolio of growth and value stocks of midsize companies. The fund' s stock investments may include U.S. common stocks, preferred stocks and convertible securities of U.S. and foreign issuers.

When selecting stocks for the fund, we utilize a "bottom-up," structured approach that seeks to identify undervalued securities using a quanti The Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

tative screening process. This process is driven by computer models that identify and rank stocks based on:

* FUNDAMENTAL MOMENTUM, such as reported and forecasted earnings for a company relative to its past, peers and the models' overall stock universe;

* RELATIVE VALUE, such as current and forecasted price-to-earnings ratios, yields and other price-sensitive data for a stock compared to its past, peers and the models' overall stock universe;

* FUTURE CASH FLOW, which is a stock's potential price appreciation based on historical information and analysts' forecasts of return on capital, earnings and dividends; and

* ADDITIONAL FACTORS, such as trading by company insiders or stock pricing variables and historical information.

We select what we believe to be the most attractive of the top-ranked securities for the fund. We will generally sell a stock that falls below the median ranking, and we may reinvest the proceeds in a top-ranked security in order to remain fully invested.

What other factors influenced the fund's performance?

The fund was influenced by a fundamental change in investor sentiment. During the first half of the reporting period, a persistently weak economy and heightened tensions regarding the war in Iraq prompted many investors to avoid the stock market. During the second half of the reporting period, when the war in Iraq began and investors became more optimistic about the U.S. economy's prospects, investors began to shift assets back into stocks. As a result, stock prices rose sharply, led by technology stocks that had been severely beaten down during the bear market.

The rally in technology stocks helped drive the fund's performance. The fund especially benefited from its investment in SanDisk, a semiconductor company that manufactures flash memory chips used in cellular phones and digital cameras. It also scored success with UTStarcom, a technology company that builds inexpensive wireless networks in emerging markets, such as China.


The fund' s health care stocks also produced higher returns than the S&P 400 Index, including Gilead Sciences, a biotechnology company that manufacturers several anti-infective and antibacterial drugs. Other winners included consumer-related stocks, most notably Autoliv, an automotive components manufacturer that makes airbag sensors and other crash-protection equipment. Energizer Holdings also gained value, particularly late in the reporting period and possibly because of the increased sale of batteries during and after the "Great Blackout of 2003" in August.

Several individual stocks detracted from the fund's performance, including video game software company Activision, Northern California bank Greater Bay Bancorp and global media satellite firm PanAmSat.

What is the fund's current strategy?

We have continued to seek to maintain industry sector weightings that approximate those of the S&P 400 Index, while attempting to identify the better performing stocks within those areas. Most recently, we have found more attractive opportunities within the technology, health care, energy and consumer sectors and fewer attractive stocks within the financial and transportation sectors.

September 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH AUGUST 31, 2004, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. MARKET. THE RUSSELL MIDCAP INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Structured Midcap Fund Class A shares, Class B shares, Class C shares, Class R shares and Class T shares with the Standard & Poor's MidCap 400 Index and the Russell Midcap Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES OF DREYFUS PREMIER STRUCTURED MIDCAP FUND ON 6/29/01 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S MIDCAP 400 INDEX (THE "S&P 400 INDEX") AND THE RUSSELL MIDCAP INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS T SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE S&P 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. MARKET. THE RUSSELL MIDCAP INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE. THE FOREGOING INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT



Average Annual Total Returns AS OF 8/31/03

                                                                                   Inception                             From
                                                                                     Date            1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                                     6/29/01        12.09%            (1.01)%

WITHOUT SALES CHARGE                                                                  6/29/01        18.91%              1.72%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                               6/29/01        14.00%            (0.44)%

WITHOUT REDEMPTION                                                                    6/29/01        18.00%              0.94%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                                            6/29/01        17.01%              0.92%

WITHOUT REDEMPTION                                                                    6/29/01        18.01%              0.92%

CLASS R SHARES                                                                        6/29/01        19.36%              1.99%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                                   6/29/01        13.33%            (0.65)%

WITHOUT SALES CHARGE                                                                  6/29/01        18.67%              1.48%



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund



August 31, 2003

STATEMENT OF INVESTMENTS

COMMON STOCKS--98.3%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--3.9%

Arrow Electronics                                                                                 1,100  (a)              22,704

Fisher Scientific International                                                                     400  (a)              15,688

Getty Images                                                                                        700  (a)              28,560

Henry Schein                                                                                        500  (a)              28,910

McKesson                                                                                            900                   29,466

                                                                                                                         125,328

COMMUNICATIONS--1.5%

CenturyTel                                                                                          600                   20,856

PanAmSat                                                                                          1,800  (a)              28,458

                                                                                                                          49,314

CONSUMER DURABLES--5.2%

Activision                                                                                        1,500  (a)              19,365

Callaway Golf                                                                                     2,400                   36,072

Centex                                                                                              300                   22,626

D.R. Horton                                                                                       1,600                   49,792

Lennar, Cl. A                                                                                       600                   40,350

                                                                                                                         168,205

CONSUMER NON-DURABLES--3.4%

Coach                                                                                               300  (a)              17,412

Constellation Brands, Cl. A                                                                       1,400  (a)              40,250

J. M. Smucker                                                                                       400                   16,192

PepsiAmericas                                                                                     2,600                   36,192

                                                                                                                         110,046

CONSUMER SERVICES--5.0%

CBRL Group                                                                                          700                   24,416

Cablevision Systems New York Group, Cl. A                                                           600  (a)              12,090

DeVry                                                                                             1,100  (a)              28,545

Media General, Cl. A                                                                                300                   18,183

Outback Steakhouse                                                                                1,200                   46,380

Reader's Digest Association                                                                         900                   10,953

Rollins                                                                                           1,200                   21,516

                                                                                                                         162,083

ELECTRONIC TECHNOLOGY--9.9%

Altera                                                                                              900  (a)              20,196

Amkor Technology                                                                                  1,500  (a)              26,370


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Broadcom, Cl. A                                                                                     400  (a)              10,992

Cree                                                                                              1,300  (a)              20,566

Imation                                                                                           1,000                   35,950

L-3 Communications Holdings                                                                         500  (a)              25,545

McDATA, Cl. A                                                                                     1,000  (a)              10,150

Plantronics                                                                                         900  (a)              22,743

Precision Castparts                                                                                 400                   14,160

SanDisk                                                                                             900  (a)              54,414

Storage Technology                                                                                1,500  (a)              38,415

UTStarcom                                                                                           500  (a)              21,480

United Defense Industries                                                                           600  (a)              16,980

                                                                                                                         317,961

ENERGY MINERALS--4.9%

Devon Energy                                                                                        100                    5,175

Marathon Oil                                                                                        800                   22,312

Peabody Energy                                                                                    1,100                   34,815

Pogo Producing                                                                                      900                   41,364

Unocal                                                                                              700                   21,434

Valero Energy                                                                                       200                    7,880

XTO Energy                                                                                        1,233                   25,881

                                                                                                                         158,861

FINANCE--20.6%

Aon                                                                                                 700                   15,540

Associated Banc-Corp                                                                              1,000                   38,170

Bear Stearns Cos.                                                                                   300                   20,994

Commerce Bancorp                                                                                    900                   36,450

Countrywide Financial                                                                               200                   13,570

E*TRADE Group                                                                                     2,200  (a)              20,306

Everest Re Group                                                                                    300                   21,990

Fidelity National Financial                                                                         962                   27,801

First American                                                                                      900                   21,762

First Tennessee National                                                                            400                   16,540

Greater Bay Bancorp                                                                                 700                   14,399

GreenPoint Financial                                                                                900                   30,492

Hibernia, Cl. A                                                                                     600                   12,450

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Independence Community Bank                                                                       1,100                   36,355

LaBranche & Co.                                                                                   1,000                   17,430

Legg Mason                                                                                          600                   43,098

Mack-Cali Realty                                                                                    600                   22,080

Markel                                                                                              100  (a)              26,875

Mercantile Bankshares                                                                               400                   16,340

National Commerce Financial                                                                       2,000                   50,000

New York Community Bancorp                                                                        1,433                   44,079

Old Republic International                                                                        1,000                   33,590

Protective Life                                                                                     700                   20,363

Public Storage                                                                                      300                   11,067

StanCorp Financial Group                                                                            700                   39,683

W. R. Berkley                                                                                       450                   14,886

                                                                                                                         666,310

HEALTH TECHNOLOGY--8.7%

Apogent Technologies                                                                                600  (a)              13,104

Beckman Coulter                                                                                     700                   31,045

Cephalon                                                                                            600  (a)              26,610

Cytyc                                                                                             1,100  (a)              14,388

Edwards Lifesciences                                                                                300  (a)               8,532

Gilead Sciences                                                                                     900  (a)              60,030

IDEC Pharmaceuticals                                                                                300  (a)              10,425

PerkinElmer                                                                                       1,600                   26,464

Pharmaceutical Resources                                                                            300  (a)              16,782

SICOR                                                                                               700  (a)              13,895

STERIS                                                                                            1,500  (a)              35,130

Sepracor                                                                                            900  (a)              24,228

                                                                                                                         280,633

INDUSTRIAL SERVICES--2.6%

FMC Technologies                                                                                  1,600                   37,872

Granite Construction                                                                                600  (a)              11,676

National-Oilwell                                                                                  1,000  (a)              19,580

Varco International                                                                                 900  (a)              15,525

                                                                                                                          84,653


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OIL--.0%

Cross Timbers Royalty Trust                                                                           9                      204

PROCESS INDUSTRIES--2.4%

Airgas                                                                                              800                   14,984

Cytec Industries                                                                                  1,000  (a)              37,490

RPM International                                                                                 1,800                   24,552

                                                                                                                          77,026

PRODUCER MANUFACTURING--3.1%

Autoliv                                                                                             800                   24,168

Energizer Holdings                                                                                1,300  (a)              47,814

Pentair                                                                                             300                   12,840

Varian                                                                                              400  (a)              13,600

                                                                                                                          98,422

RETAIL TRADE--8.3%

Abercrombie & Fitch, Cl. A                                                                          800  (a)              24,352

Albertson's                                                                                         700                   14,714

AutoNation                                                                                        1,300  (a)              24,427

BJ's Wholesale Club                                                                               1,600  (a)              34,944

Barnes & Noble                                                                                    1,400  (a)              36,680

Blockbuster, Cl. A                                                                                1,400                   28,686

Claire's Stores                                                                                     800                   27,640

Foot Locker                                                                                       1,600                   26,512

Rent-A-Center                                                                                       200  (a)              16,074

Staples                                                                                             500  (a)              12,315

Williams-Sonoma                                                                                     700  (a)              21,427

                                                                                                                         267,771

TECHNOLOGY SERVICES--9.5%

Affiliated Computer Services, Cl. A                                                               1,100  (a)              54,571

Apria Healthcare Group                                                                              800  (a)              20,720

Ascential Software                                                                                  800  (a)              14,000

CheckFree                                                                                         1,000  (a)              22,980

Citrix Systems                                                                                    1,200  (a)              24,708

Coventry Health Care                                                                                500  (a)              23,470

Express Scripts                                                                                     300  (a)              19,443

Health Net                                                                                        1,000  (a)              31,830

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
--------------------------------------------------------------------------------

TECHNOLOGY SERVICES (CONTINUED)

Jack Henry & Associates                                                                           1,400                   26,166

PacifiCare Health Systems                                                                           500  (a)              24,900

Universal Health Services, Cl. B                                                                    600  (a)              29,868

WebMD                                                                                             1,400  (a)              14,420

                                                                                                                         307,076

TRANSPORTATION--1.5%

C.H. Robinson Worldwide                                                                             400                   15,188

EGL                                                                                               1,800  (a)              31,896

                                                                                                                          47,084

UTILITIES--7.8%

AGL Resources                                                                                       500                   13,915

Black Hills                                                                                         500                   16,205

Kinder Morgan                                                                                       400                   21,300

MDU Resources Group                                                                                 600                   20,370

NSTAR                                                                                               500                   22,300

National Fuel Gas                                                                                   600                   13,890

Nicor                                                                                               500                   16,995

NiSource                                                                                            700                   13,538

Northeast Utilities                                                                               2,300                   39,721

ONEOK                                                                                             1,500                   31,485

OGE Energy                                                                                        1,200                   26,076

Questar                                                                                             500                   16,040

                                                                                                                         251,835
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,696,548)                                                                98.3%               3,172,812

CASH AND RECEIVABLES (NET)                                                                          1.7%                  54,047

NET ASSETS                                                                                        100.0%               3,226,859



(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2003

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  2,696,548    3,172,812

Cash                                                                     60,405

Receivable for investment securities sold                               100,755

Receivable for shares of Common Stock subscribed                          3,692

Dividends receivable                                                      2,304

Prepaid expenses                                                         23,002

Due from The Dreyfus Corporation                                            239

                                                                      3,363,209
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                             111,757

Accrued expenses                                                         24,593

                                                                        136,350
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        3,226,859
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       2,998,755

Accumulated net realized gain (loss) on investments                   (248,160)

Accumulated net unrealized appreciation
  (depreciation) on investments                                         476,264
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        3,226,859



NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        1,309,979            1,181,637              320,245              208,611              206,387

Shares Outstanding                      101,679               92,899               25,201               16,119               16,083
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          12.88                12.72                12.71                12.94                12.83

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended August 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                          25,278

Interest                                                                   172

TOTAL INCOME                                                            25,450

EXPENSES:

Investment advisory fee--Note 3(a)                                      16,170

Registration fees                                                       51,473

Auditing fees                                                           20,353

Prospectus and shareholders' reports                                    11,869

Shareholder servicing costs--Note 3(c)                                   8,586

Distribution fees--Note 3(b)                                             7,960

Custodian fees--Note 3(c)                                                6,688

Directors' fees and expenses--Note 3(d)                                    180

Miscellaneous                                                            4,431

TOTAL EXPENSES                                                         127,710

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                        (87,204)

NET EXPENSES                                                            40,506

INVESTMENT (LOSS)--NET                                                (15,056)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-NOTE 4 ($):

Net realized gain (loss) on investments                                 19,211

Net unrealized appreciation (depreciation) on investments              462,136

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 481,347

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   466,291

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended August 31,
                                               ---------------------------------

                                                     2003                  2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                            (15,056)             (15,594)

Net realized gain (loss) on investments            19,211             (235,375)

Net unrealized appreciation
   (depreciation) on investments                  462,136               95,948

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      466,291             (155,021)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                         --              (4,554)

Class B shares                                         --              (2,087)

Class C shares                                         --                (803)

Class R shares                                         --              (1,520)

Class T shares                                         --              (1,056)

TOTAL DIVIDENDS                                        --             (10,020)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                    514,840              13,578

Class B shares                                    408,954              11,392

Class C shares                                     61,916              18,008

Class R shares                                      9,635                   -

Dividends reinvested:

Class A shares                                         --               4,554

Class B shares                                         --               2,087

Class C shares                                         --                 656

Class R shares                                         --               1,520

Class T shares                                         --               1,056

Cost of shares redeemed:

Class A shares                                   (14,448)                   --

Class B shares                                    (7,437)                (905)

Class C shares                                    (9,081)              (4,185)

Class R shares                                    (9,825)                   --

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS               954,554               47,761

TOTAL INCREASE (DECREASE) IN NET ASSETS        1,420,845             (117,280)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             1,806,014            1,923,294

END OF PERIOD                                   3,226,859            1,806,014

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended August 31,
                                                  ------------------------------

                                                     2003                  2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                        45,503                1,107

Shares issued for dividends reinvested                 --                  356

Shares redeemed                                   (1,287)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      44,216                1,463
--------------------------------------------------------------------------------

CLASS B

Shares sold                                        36,496                1,019

Shares issued for dividends reinvested                 --                  164

Shares redeemed                                     (694)                 (86)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      35,802                1,097
--------------------------------------------------------------------------------

CLASS C

Shares sold                                         5,722                1,537

Shares issued for dividends reinvested                 --                   51

Shares redeemed                                     (874)                (412)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       4,848                1,176
--------------------------------------------------------------------------------

CLASS R

Shares sold                                           905                   --

Shares issued for dividends reinvested                 --                  119

Shares redeemed                                     (905)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING          --                  119
--------------------------------------------------------------------------------

CLASS T

SHARES ISSUED FOR DIVIDENDS REINVESTED                 --                   83

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased or (decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                                   Year Ended August 31,
                                                                                       ---------------------------------------------

CLASS A SHARES                                                                         2003            2002          2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  10.84           11.79           12.50

Investment Operations:

Investment income (loss)--net                                                          (.04)(b)        (.05)(b)         .00(b,c)

Net realized and unrealized gain
   (loss) on investments                                                               2.08            (.82)           (.71)

Total from Investment Operations                                                       2.04            (.87)           (.71)

Distributions:

Dividends from investment income-net                                                     --            (.08)             --

Net asset value, end of period                                                        12.88           10.84            11.79
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                                                   18.91           (7.47)           (5.68)(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.50            1.50              .26(e)

Ratio of net investment income
   (loss) to average net assets                                                        (.35)           (.47)             .03(e)

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation                                       4.00            6.91             1.39(e)

Portfolio Turnover Rate                                                              109.53           96.81            24.76(e)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 1,310             623              660

(A) FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                   Year Ended August 31,
                                                                                         -------------------------------------------

CLASS B SHARES                                                                         2003            2002           2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  10.78           11.78           12.50

Investment Operations:

Investment (loss)--net                                                                 (.12)(b)        (.14)(b)        (.01)(b)

Net realized and unrealized gain
   (loss) on investments                                                               2.06            (.82)           (.71)

Total from Investment Operations                                                       1.94            (.96)           (.72)

Distributions:

Dividends from investment income-net                                                     --            (.04)              --

Net asset value, end of period                                                        12.72           10.78           11.78
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                   18.00           (8.15)          (5.76)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                2.25            2.25             .39(d)

Ratio of net investment
   (loss) to average net assets                                                       (1.11)          (1.22)           (.11)(d)

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation                                       4.09            6.91            1.39(d)

Portfolio Turnover Rate                                                              109.53           96.81           24.76(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 1,182             615             660

(A) FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                    Year Ended August 31,
                                                                                       ---------------------------------------------

CLASS C SHARES                                                                         2003            2002            2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  10.77           11.78           12.50

Investment Operations:

Investment (loss)--net                                                                 (.12)(b)        (.14)(b)        (.01)(b)

Net realized and unrealized gain
   (loss) on investments                                                               2.06            (.83)           (.71)

Total from Investment Operations                                                       1.94            (.97)           (.72)

Distributions:

Dividends from investment income-net                                                     --            (.04)             --

Net asset value, end of period                                                        12.71           10.77           11.78
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                   18.01           (8.20)          (5.76)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                2.25            2.25             .40(d)

Ratio of net investment
   (loss) to average net assets                                                       (1.12)          (1.22)           (.11)(d)

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation                                       4.16            6.91            1.39(d)

Portfolio Turnover Rate                                                              109.53           96.81           24.76(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   320             219             226

(A) FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                  Year Ended August 31,
                                                                                        --------------------------------------------

CLASS R SHARES                                                                         2003           2002           2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  10.85          11.80            12.50

Investment Operations:

Investment income (loss)--net                                                          (.01)(b)       (.03)(b)          .01(b)

Net realized and unrealized gain
   (loss) on investments                                                               2.10           (.82)            (.71)

Total from Investment Operations                                                       2.09           (.85)            (.70)

Distributions:

Dividends from investment income-net                                                     --           (.10)              --

Net asset value, end of period                                                        12.94          10.85             11.80
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                      19.36          (7.29)            (5.60)(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.25           1.25               .22(c)

Ratio of net investment income
   (loss) to average net assets                                                        (.07)          (.22)              .07(c)

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation                                       4.16           6.90              1.39(c)

Portfolio Turnover Rate                                                              109.53          96.81             24.76(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   209            175               189

(A) FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                    Year Ended August 31,
                                                                                         -------------------------------------------

CLASS T SHARES                                                                         2003            2002          2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  10.82           11.79           12.50

Investment Operations:

Investment (loss)--net                                                                 (.06)(b)        (.08)(b)        (.00)(b,c)

Net realized and unrealized gain
   (loss) on investments                                                               2.07            (.82)           (.71)

Total from Investment Operations                                                       2.01            (.90)           (.71)

Distributions:

Dividends from investment income-net                                                     --            (.07)            --

Net asset value, end of period                                                        12.83           10.82           11.79
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                                                   18.67           (7.67)          (5.68)(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.75            1.75             .31(e)

Ratio of net investment
   (loss) to average net assets                                                        (.57)           (.72)           (.02)(e)

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation                                       4.17            6.90            1.39(e)

Portfolio Turnover Rate                                                              109.53           96.81           24.76(e)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   206             174             189

(A) FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Structured Midcap Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Franklin Portfolio Associates, LLC ("Franklin Portfolio"), an affiliate of Dreyfus, serves as the fund's sub-investment adviser.Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares.

The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized) , Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized) . Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of August 31, 2003, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held 56,355 Class A shares, 56,163 Class B shares, 16,051 Class C shares, 16,119 Class R shares and 16,083 Class T shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series ar charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $134 during the period ended August 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to com-

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $248,160 and unrealized appreciation $476,264.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to August 31, 2003. If not applied, $62,433 of the carryover expires in fiscal 2010 and $185,727 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2003 and August 31, 2002, respectively, were as follows: ordinary income $0 and $10,020.

During the period ended August 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $15,056, increased net realized gain (loss) on investments by $221 and decreased paid-in capital by $15,277. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2003, the fund did not borrow under the line of credit.


NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. Dreyfus has undertaken from September 1, 2002 through August 31, 2004 that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Distribution Plan fees, Shareholder Services Plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expenses. The expense reimbursement, pursuant to the undertaking, amounted to $87,204 during the period ended August 31, 2003.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Franklin Portfolio, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 up to $100 million . . . . . . . . . . . . . . .      .25 of 1%

          $100 million up to $1 billion. . . . . . . . . . .      .20 of 1%

          $1 billion up to $1.5 billion. . . . . . . . . . .      .16 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .10 of 1%

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2003, Class B, Class C and Class T shares were charged $5,713, $1,804 and $443, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the The Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2003, Class A, Class B, Class C and Class T shares were charged $1,987, $1,905, $601 and $443, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2003, the fund was charged $381 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2003, the fund was charged $6,688 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000, an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2003, amounted to $3,255,066 and $2,351,569, respectively.

At August 31, 2003, the cost of investments for federal income tax purposes was $2,696,548; accordingly, accumulated net unrealized appreciation on investments was $476,264, consisting of $499,701 gross unrealized appreciation and $23,437 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Premier Structured Midcap Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Structured Midcap Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.) as of August 31,
2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Structured Midcap Fund at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 10, 2003



BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

DAVID P. FELDMAN (63)

BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director & Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BBH Mutual Funds Group (11 funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

EHUD HOUMINER (62)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Executive-in-Residence at the Columbia Business School, Columbia University

* Principal of Lear, Yavitz and Associates, a management consulting firm, from 1996 through 2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

* Explore Charter School, Brooklyn, NY, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

GLORIA MESSINGER (73)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.

* Consultant in Intellectual Property

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

* New York Women's Agenda Music Performance Trust Fund, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

T. JOHN SZARKOWSKI (77)

BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

ANNE WEXLER (73)

BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 funds), Director

* Methanex Corporation, a methanol producing company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 29

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director-Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ROBERT SVAGNA, ASSISTANT TREASURER SINCE OCTOBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

 KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc


                 For More Information

                        Dreyfus Premier
                        Structured Midcap Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Franklin Portfolio Associates, LLC
                        One Boston Place
                        Boston, MA 02108

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your
financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  936AR0803



      Dreyfus Premier
      Select Midcap
      Growth Fund

      ANNUAL REPORT August 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Board Members Information

                            22   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                  Dreyfus Premier Select Midcap
                                                                    Growth Fund

LETTER FROM THE CHAIRMAN

Dear    Shareholder:

This annual report for Dreyfus Premier Select Midcap Growth Fund covers the period from the fund' s inception on March 31, 2003, through the end of its annual reporting period on August 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Fred Kuehndorf, Terence J. McLaughlin and Deborah C. Ohl.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter recently were revised upward to 3.3%, and many economists expect another strong showing for the third quarter. These improving economic expectations have driven most broad measures of stock market performance higher so far in 2003

Investors who stayed the course throughout the bear market were more likely to have participated in the 2003 equity rally, reinforcing our longstanding belief in a long-term approach to equity investing. We remain committed to providing you with the benefits of professional management and diversification. As always, we encourage you to talk with your financial advisor, who can help you adjust your strategies as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


/S/ STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2003




DISCUSSION OF FUND PERFORMANCE

Fred Kuehndorf, Terence J. McLaughlin and Deborah C. Ohl, Portfolio Managers

How did Dreyfus Premier Select Midcap Growth Fund perform compared to its benchmark?

Between its inception on March 31, 2003, and the end of its fiscal year on August 31, 2003, the fund produced total returns of 21.60% for Class A shares, 21.20% for Class B shares, 21.20% for Class C shares, 21.76% for Class R shares and 21.52% for Class T shares.(1) In comparison, the fund's benchmark, the Russell Midcap Growth Index (the "Index"), produced a 29.77% total return for the same period.(2)

We attribute the fund' s absolute performance to a sharp upturn in investor sentiment in anticipation of a stronger economy. The fund produced modestly lower returns than its benchmark, primarily because the market rally was led by relatively low-quality stocks, including many with no earnings. In contrast, the fund's holdings tend to be higher-quality, profitable companies.

What is the fund's investment approach?

The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in the stocks of midcap growth companies. The fund invests in companies that we believe have solid market positions and
reasonable    financial    strength.

The portfolio managers seek investment opportunities for the fund in companies that have a history of consistent earnings growth. The portfolio managers focus on individual stock selection, building the portfolio from the bottom up, searching one by one for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time.

The fund typically sells a stock when the company's earnings are no longer growing, or it no longer possesses the characteristics that caused its purchase. A stock may be a sell candidate when its valuation reaches

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

or exceeds its calculated fair value, or there are deteriorating fundamentals. The fund may also sell a stock if it becomes an overweighted portfolio position, as determined by portfolio managers.

What other factors influenced the fund's performance?

The fund' s inception roughly coincided with the start of a sustained stock market rally. Investors turned increasingly optimistic in late March when it became clear that major combat operations in Iraq would be over quickly. In addition, investors began to anticipate stronger economic growth, fueled, in part, by the Federal Reserve Board's interest-rate reductions and lower federal income tax rates. Although the higher-quality stocks of profitable companies participated in the market' s upturn, the rally was led by relatively speculative, low-quality companies, many of which are unprofitable. As a result, the fund's returns lagged its benchmark.

To build the fund's portfolio, we began with a statistical screen that filters the entire universe of midcap companies to approximately 200 stocks that meet our criteria for growth, valuation and financial strength. We then conducted extensive fundamental research to identify between 30 and 40 stocks for investment, none of which comprised more than 3% of the fund's assets at the time of purchase.

Examples of the fund's initial holdings include coffee retailer Starbucks, which has grown same-store sales by at least 5% annually for 10 consecutive years. In the health care area, Teva Pharmaceutical Industries stood out because of its robust product pipeline and excellence in executing its business plan. Apollo Group, a provider of post-secondary education through campuses and its Phoenix Online service, is a leader in a fast-growing niche market. In the technology area, telecommunications equipment firm UTStarcom has created low-cost products that are demonstrating their appeal in the world's emerging markets. These are just a few of the companies that comprise the fund's relatively concentrated portfolio.


During the reporting period, the fund' s strongest returns stemmed from its investment in Expedia, the online travel company. Expedia's stock rose fourfold before we sold it when it was acquired by USA Interactive, a company that did not meet our investment criteria. On the other hand, the fund's otherwise strong performance was hindered by disappointing results from some of its holdings. For example, computer printer manufacturer Lexmark and organic food retailer Whole Foods saw their stocks decline after they forecast weaker than expected earnings.

What is the fund's current strategy?

Although we select investments through fundamental research into individual companies and not according to economic or market trends, our search for financially strong businesses with solid market positions often leads us to several opportunities within the same industry group. As of the end of August, the fund invested a slightly higher percentage of its assets than its benchmark in the health care, technology and utilities groups, and a slightly lower percentage in the materials and processing, producer durables and energy areas.

September 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH AUGUST 31, 2004, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL MIDCAP GROWTH INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE AND MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

                                                             The Fund

STATEMENT OF INVESTMENTS

August 31, 2003

STATEMENT OF INVESTMENTS

COMMON STOCKS--92.5%                                                                            Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--3.2%

Fair Isaac                                                                                        1,125                   65,925

COMMUNICATION--1.7%

Nextel Communications, Cl. A                                                                      1,850  (a)              35,668

CONSUMER DURABLES--1.1%

Electronic Arts                                                                                     250  (a)              22,437

CONSUMER NON-DURABLES--3.5%

Coach                                                                                             1,225  (a)              71,099

CONSUMER SERVICES--7.4%

Apollo Group, Cl. A                                                                                 500  (a)              32,035

eBay                                                                                                500  (a)              27,690

International Game Technology                                                                     2,200                   56,848

Starbucks                                                                                         1,225  (a)              34,839

                                                                                                                         151,412

ELECTRONIC TECHNOLOGY--10.9%

Integrated Circuit Systems                                                                        1,725  (a)              59,547

QLogic                                                                                              625  (a)              30,637

Synopsys                                                                                            900  (a)              61,389

UTStarcom                                                                                         1,700  (a)              73,032

                                                                                                                         224,605

FINANCE--3.4%

First Tennessee National                                                                          1,025                   42,384

SLM                                                                                                 675                   27,121

                                                                                                                          69,505

HEALTH SERVICES--6.1%

Caremark Rx                                                                                       1,925  (a)              48,375

Lincare Holdings                                                                                  1,250  (a)              43,288

WellPoint Health Networks                                                                           425  (a)              33,150

                                                                                                                         124,813

HEALTH TECHNOLOGY--14.8%

Allergan                                                                                            375                   29,797

Gilead Sciences                                                                                     750  (a)              50,025

Mylan Laboratories                                                                                1,500                   54,600

Stryker                                                                                             450                   34,110

Teva Pharmaceutical Industries, ADR                                                                 750                   44,034


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

HEALTH TECHNOLOGY (CONTINUED)

Varian Medical Systems                                                                              750  (a)              41,888

Zimmer Holdings                                                                                     950  (a)              49,153

                                                                                                                         303,607

OTHER--4.4%

iShares Russell Midcap Growth Index Fund                                                            950                   63,698

Nasdaq-100 Index Tracking Stock                                                                     775  (a)              25,877

                                                                                                                          89,575

PRODUCER DURABLES--2.1%

Centex                                                                                              575                   43,367

RETAIL TRADE--9.9%

Abercrombie & Fitch, Cl. A                                                                        1,475  (a)              44,899

Bed Bath & Beyond                                                                                 1,400  (a)              60,242

Rent-A-Center                                                                                       600  (a)              48,222

Williams-Sonoma                                                                                   1,675  (a)              51,272

                                                                                                                         204,635

TECHNOLOGY SERVICES--16.2%

BEA Systems                                                                                       3,450  (a)              46,748

Cognos                                                                                            1,850  (a)              56,702

Fiserv                                                                                            1,525  (a)              59,246

Mercury Interactive                                                                               1,475  (a)              64,738

SunGard Data Systems                                                                              1,450  (a)              40,890

Symantec                                                                                          1,150  (a)              66,045

                                                                                                                         334,369

TELECOMMUNICATIONS--1.1%

Mobile Telesystems, ADR                                                                             325                   22,906

TRANSPORTATION--4.6%

C.H. Robinson Worldwide                                                                           1,325                   50,310

Expeditors International of Washington                                                            1,200                   45,252

                                                                                                                          95,562

UTILITIES--2.1%

Kinder Morgan                                                                                       825                   43,931

TOTAL COMMON STOCKS

   (cost $1,629,307)                                                                                                   1,903,416

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--3.2%                                                                  Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

..99%, 9/4/2003

   (cost $64,995)                                                                                65,000                   64,996
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,694,302)                                                               95.7%                1,968,412

CASH AND RECEIVABLES (NET)                                                                         4.3%                   88,637

NET ASSETS                                                                                       100.0%                2,057,049

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2003

                                                             Cost        Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  1,694,302    1,968,412

Cash                                                                     16,325

Receivable for shares of Common Stock subscribed                         46,953

Dividends receivable                                                        112

Prepaid expenses                                                         58,757

Due from The Dreyfus Corporation and affiliates                          12,025

                                                                      2,102,584
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                              21,778

Accrued expenses                                                         23,757

                                                                         45,535
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,057,049
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       1,782,939

Accumulated net unrealized appreciation
  (depreciation) on investments                                         274,110
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,057,049

NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                          462,683              817,911              290,229              243,369              242,857

Shares Outstanding                       30,452               54,002               19,161               16,000               16,000
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          15.19                15.15                15.15                15.21                15.18

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

From March 31, 2003 (commencement of operations) to August 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $9 foreign taxes withheld at source)              1,413

Interest                                                                   283

TOTAL INCOME                                                             1,696

EXPENSES:

Management fee--Note 3(a)                                                4,888

Registration fees                                                       34,998

Auditing fees                                                           18,439

Prospectus and shareholders' reports                                     4,972

Custodian fees--Note 3(c)                                                4,329

Shareholder servicing costs--Note 3(c)                                   2,861

Distribution fees--Note 3(b)                                             2,628

Directors' fees and expenses--Note 3(d)                                     61

Legal fees                                                                  20

Miscellaneous                                                           29,515

TOTAL EXPENSES                                                         102,711

Less--expense reimbursement from
  The Dreyfus Corporation due to undertaking--Note 3(a)               (90,553)

NET EXPENSES                                                            12,158

INVESTMENT (LOSS)--NET                                                (10,462)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                  4,270

Net unrealized appreciation (depreciation) on investments              274,110

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 278,380

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   267,918

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

From March 31, 2003 (commencement of operations) to August 31, 2003

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                                                (10,462)

Net realized gain (loss) on investments                                  4,270

Net unrealized appreciation (depreciation) on investments              274,110

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                            267,918
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                                         408,823

Class B shares                                                         813,844

Class C shares                                                         246,789

Class R shares                                                         200,000

Class T shares                                                         200,000

Cost of shares redeemed:

Class A shares                                                         (5,120)

Class B shares                                                        (75,205)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS    1,789,131

TOTAL INCREASE (DECREASE) IN NET ASSETS                              2,057,049
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                        2,057,049

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                                             30,803

Shares redeemed                                                          (351)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                           30,452
--------------------------------------------------------------------------------

CLASS B

Shares sold                                                             59,216

Shares redeemed                                                        (5,214)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                           54,002
--------------------------------------------------------------------------------

CLASS C

SHARES SOLD                                                             19,161
--------------------------------------------------------------------------------

CLASS R

SHARES SOLD                                                             16,000
--------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                                             16,000

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the period from March 31, 2003 (commencement of operations) to August 31, 2003. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                              Class A       Class B        Class C      Class R        Class T
                                                               Shares        Shares         Shares        Shares         Shares
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.50         12.50          12.50         12.50          12.50

Investment Operations:

Investment (loss)--net(a)                                        (.08)         (.13)          (.12)         (.06)          (.09)

Net realized and unrealized gain
   (loss) on investments                                         2.77          2.78           2.77          2.77           2.77

Total from Investment Operations                                 2.69          2.65           2.65          2.71           2.68

Net asset value, end of period                                  15.19         15.15          15.15         15.21          15.18
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                             21.60(c)      21.20(c)       21.20(c)      21.76          21.52(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets (b)                       .64           .95            .95           .53            .74

Ratio of net investment
   (loss) to average net assets (b)                              (.53)         (.83)          (.84)         (.42)          (.63)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation (b)                                   5.75          5.03           6.54          6.57           6.58

Portfolio Turnover Rate (b)                                     39.58         39.58          39.58         39.58          39.58
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                             463           818            290           243            243

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

(C) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Select Midcap Growth Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund, which commenced operations on March 31, 2003. The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of August 31, 2003, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held 16,000 Class A, Class B, Class C, Class R and Class T shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.


The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $2 during the period ended August 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2003, the components of accumulated earnings on a tax basis were as follows: unrealized appreciation $273,649.

During the period ended August 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $10,462, decreased accumulated net realized gain (loss) on investments by $4,270 and decreased paid-in capital by $6,192. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of the borrowings. During the period ended August 31, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement (the "Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from March 31, 2003 through August 31, 2004 that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $90,553 during the period ended August 31, 2003.

During the period ended August 31, 2003, the Distributor retained $364 from commissions earned on sales of the fund's Class A shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2003, Class B, Class C and Class T shares were charged $1,668, $724 and $236, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2003, Class A, Class B, Class C and Class T shares were charged $360, $556, $241 and $236, respectively, pursuant to the Shareholder Services Plan.

The  fund  compensates  Dreyfus Transfer, Inc., a wholly-owned subsidiary of the
Manager,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

fund. During the period ended August 31, 2003, the fund was charged $134 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2003, the fund was charged $4,329 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000, an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. These fees are allocated among the funds in the Fund Group in proportion to each fund's
relative    net    assets.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2003, amounted to $2,121,282 and $496,286, respectively.

At August 31, 2003, the cost of investments for federal income tax purposes was $1,694,763; accordingly, accumulated net unrealized appreciation on investments was $273,649, consisting of $281,359 gross unrealized appreciation and $7,710 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Premier Select Midcap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Select Midcap Growth Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.), as of August 31, 2003, and the related statements of operations and changes in net assets and financial highlights for the period from March 31, 2003 (commencement of operations) to August 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Select Midcap Growth Fund at August 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the period from March 31, 2003 to August 31, 2003, in conformity with accounting principles generally accepted in the United States.


New York, New York
October 10, 2003

                                                             The Fund


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David P. Feldman (63)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director & Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BBH Mutual Funds Group (11 funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

Ehud Houminer (62)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Executive-in-Residence at the Columbia Business School, Columbia University

* Principal of Lear, Yavitz and Associates, a management consulting firm, from 1996 through 2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

* Explore Charter School, Brooklyn, NY, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25


BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Gloria Messinger (73)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.

* Consultant in Intellectual Property

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

* New York Women's Agenda Music Performance Trust Fund, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

T. John Szarkowski (77)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

Anne Wexler (73)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 funds), Director

* Methanex Corporation, a methanol producing company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 29

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.


OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ROBERT SVAGNA, ASSISTANT TREASURER SINCE OCTOBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

NOTES

                 For More Information

                        Dreyfus Premier
                        Select Midcap Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  600AR0803


      Dreyfus Premier
      Select Growth Fund

      ANNUAL REPORT August 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                            17   Report of Independent Auditors

                            18   Board Members Information

                            20   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                             Dreyfus Premier Select Growth Fund

LETTER FROM THE CHAIRMAN

This annual report for Dreyfus Premier Select Growth Fund covers the period from the fund's inception on March 31, 2003, through the end of its annual reporting period on August 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Terence J. McLaughlin, Fred Kuehndorf and Deborah
C. Ohl.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter recently were revised upward to 3.3%, and many economists expect another strong showing for the third quarter. These improving economic expectations have driven most broad measures of stock market performance higher so far in 2003

Investors who stayed the course throughout the bear market were more likely to have participated in the 2003 equity rally, reinforcing our longstanding belief in a long-term approach to equity investing. We remain committed to providing you with the benefits of professional management and diversification. As always, we encourage you to talk with your financial advisor, who can help you adjust your strategies as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2003




DISCUSSION OF FUND PERFORMANCE

Terence J. McLaughlin, Fred Kuehndorf and Deborah C. Ohl, Portfolio Managers

How did Dreyfus Premier Select Growth Fund perform relative to its benchmark?

Between the commencement of the fund's operations on March 31, 2003, and the end of its annual reporting period on August 31, 2003, the fund produced total returns of 11.12% for Class A shares, 10.80% for Class B shares, 10.80% for Class C shares, 11.28% for Class R shares and 11.04% for Class T shares.(1) In comparison, the fund's benchmark, the Russell 1000 Growth Index (the "Index"), provided a 20.06% total return for the same period.(2)

The commencement of the fund's operations roughly coincided with the start of a sustained stock-market rally, which benefited the fund's absolute performance. However, the fund produced lower returns than its benchmark, primarily because of its focus on profitable, high-quality companies during a time in which lower-quality companies, many without earnings, led the rally.

What is the fund's investment approach?

The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in stocks. The fund invests primarily in large-cap growth companies that we believe have solid market positions and reasonable financial strength.

The portfolio managers seek investment opportunities for the fund in companies that have a history of consistent earnings growth. The portfolio managers focus on individual stock selection, building the portfolio from the bottom up, searching one by one for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time.

The fund typically sells a stock when the company's earnings are no longer growing, or it no longer possesses the characteristics that caused the Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

its purchase. A stock may be a sell candidate when its valuation reaches or exceeds its calculated fair value, or there are deteriorating fundamentals. The fund may also sell a stock if it becomes an overweighted portfolio position, as determined by portfolio managers.

What other factors influenced the fund's performance?

After approximately three years of sharp declines, the U.S. stock market began to rally in mid-March 2003, just a few weeks before the fund began operations. As a result, the fund participated in most of the rebound among large-cap stocks. In our view, the rising market was the result of greater investor optimism created when allied coalition forces entered Iraq, signaling an end to the geopolitical uncertainty that previously had weighed heavily on the market. The rally continued into the second quarter of 2003, as investors anticipated stronger economic growth fueled by lower interest rates and new legislation enacting lower federal income tax rates.

However, the fund produced lower returns than the Index did during the first five months of its operations. That' s primarily because our disciplined investment approach, favors high-quality companies with strong underlying fundamentals. Since lower-quality stocks led the rally -- many of which were beaten-down technology and telecommunications stocks with few or no profits -- the fund's returns trailed the return of the Index.

When constructing the fund's portfolio, we attempted to manage risks by allocating assets among various industry groups in proportions that roughly matched their representation in the Index. However, because our company-by-company investment process often leads to a number of stocks in a single industry group, for much of the reporting period the fund had slightly greater exposure to financial services stocks and health care stocks than the Index did, and slightly less exposure to technology stocks.

Nonetheless, the fund' s technology holdings performed relatively well, driven higher by industry leaders, such as Cisco Systems, Oracle, Microsoft and SAP, that benefited from higher corporate spending. In the financials group, credit card issuer MBNA and First Data, a leader in e-commerce focusing on transaction processing, contributed strongly to the fund's performance, as did specialty retailer AutoZone in the automotive parts area.

On the other hand, the fund's health care holdings detracted from the fund's relative performance, as pharmaceutical companies Pfizer and Johnson & Johnson were hurt by heightened competition from generic drugs and investors' preference for faster-growing market sectors. Government-sponsored mortgage originator Freddie Mac also disappointed because of accounting-related problems, and we sold its stock after it no longer met our investment criteria.

What is the fund's current strategy?

We have continued to focus on stocks that historically have exhibited high profitability and consistent earnings growth. We recently have found a number of stocks meeting our criteria in the technology and industrials groups, both of which tend to be more economically sensitive than other groups and, therefore, may produce higher earnings as the U.S. economy gains momentum. In addition, we recently have seen signs that high-quality stocks may be attracting more investor interest. Of course, we are prepared to change the fund's composition as market conditions evolve and new opportunities arise.

September 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH AUGUST 31, 2004, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 GROWTH INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

                                                             The Fund

STATEMENT OF INVESTMENTS

August 31, 2003


COMMON STOCKS--97.1%                                                                             Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--1.5%

Omnicom Group                                                                                       250                   19,525

COMMUNICATIONS--1.5%

NEXTEL Communications, Cl. A                                                                      1,000  (a)              19,280

CONSUMER NON-DURABLES--4.8%

Anheuser-Busch Cos.                                                                                 250                   12,885

PepsiCo                                                                                             600                   26,724

Procter & Gamble                                                                                    250                   21,822

                                                                                                                          61,431

CONSUMER SERVICES--6.6%

Apollo Group, Cl. A                                                                                 400  (a)              25,628

eBay                                                                                                400  (a)              22,152

Starbucks                                                                                         1,250  (a)              35,550

                                                                                                                          83,330

ELECTRONIC TECHNOLOGY--9.8%

Cisco Systems                                                                                     2,325  (a)              44,524

Dell                                                                                              1,100  (a)              35,893

Maxim Integrated Products                                                                           350                   15,718

QUALCOMM                                                                                            700                   28,896

                                                                                                                         125,031

FINANCE--14.6%

American Express                                                                                    725                   32,661

Bank of America                                                                                     300                   23,775

Citigroup                                                                                           825                   35,764

MBNA                                                                                              1,300                   30,342

Marsh & McLennan Cos.                                                                               550                   27,500

SLM                                                                                                 900                   36,162

                                                                                                                         186,204

HEALTH CARE--20.4%

Allergan                                                                                            375                   29,797

Amgen                                                                                               575  (a)              37,893

Boston Scientific                                                                                   500  (a)              30,050

Johnson & Johnson                                                                                   500                   24,790

Medtronic                                                                                           800                   39,664

Pfizer                                                                                            1,000                   29,920

Stryker                                                                                             500                   37,900

Teva Pharmaceutical Industries, ADR                                                                 500                   29,356

                                                                                                                         259,370


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH SERVICES--2.7%

UnitedHealth Group                                                                                  700                   34,601

HEALTH TECHNOLOGY--3.8%

Merck & Co.                                                                                         350                   17,612

Zimmer Holdings                                                                                     600  (a)              31,044

                                                                                                                          48,656

PRODUCER MANUFACTURING--5.4%

3M                                                                                                  200                   28,494

United Technologies                                                                                 500                   40,125

                                                                                                                          68,619

RETAIL TRADE--16.0%

AutoZone                                                                                            350  (a)              32,130

Bed Bath & Beyond                                                                                   900  (a)              38,727

Home Depot                                                                                          700                   22,512

Lowe's Cos.                                                                                         900                   49,374

Wal-Mart Stores                                                                                     700                   41,419

Walgreen                                                                                            600                   19,542

                                                                                                                         203,704

TECHNOLOGY SERVICES--10.0%

First Data                                                                                          825                   31,680

Microsoft                                                                                         1,650                   43,758

Oracle                                                                                            1,300  (a)              16,614

SAP, ADR                                                                                          1,200                   35,928

                                                                                                                         127,980
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,110,220)                                                               97.1%                1,237,731

CASH AND RECEIVABLES (NET)                                                                         2.9%                   37,254

NET ASSETS                                                                                       100.0%                1,274,985

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  1,110,220    1,237,731

Cash                                                                      6,943

Dividends receivable                                                        752

Prepaid expenses                                                         42,000

Due from The Dreyfus Corporation and affiliates                          10,753

                                                                      1,298,179
--------------------------------------------------------------------------------

LIABILITIES ($):

ACCRUED EXPENSES                                                         23,194
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,274,985
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       1,155,557

Accumulated net realized gain (loss) on investments                     (8,083)

Accumulated net unrealized appreciation
  (depreciation) on investments                                         127,511
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,274,985



NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                          311,539              240,793              278,284              222,419              221,950

Shares Outstanding                       22,439               17,395               20,104               16,000               16,000
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          13.88                13.84                13.84                13.90                13.87


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

From March 31, 2003 (commencement of operations) to August 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $43 foreign taxes withheld at source)             3,410

Interest                                                                   134

TOTAL INCOME                                                             3,544

EXPENSES:

Management fee--Note 3(a)                                                3,600

Registration fees                                                       24,049

Auditing fees                                                           18,439

Prospectus and shareholders' reports                                     4,944

Shareholder servicing costs--Note 3(c)                                   2,423

Distribution fees--Note 3(b)                                             1,646

Custodian fees--Note 3(c)                                                  780

Directors' fees and expenses--Note 3(d)                                     60

Legal fees                                                                  20

Miscellaneous                                                           30,468

TOTAL EXPENSES                                                          86,429

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                       (77,809)

NET EXPENSES                                                             8,620

INVESTMENT (LOSS)--NET                                                 (5,076)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                (8,083)

Net unrealized appreciation (depreciation) on investments              127,511

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 119,428

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   114,352

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

From March 31, 2003 (commencement of operations) to August 31, 2003

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                                                 (5,076)

Net realized gain (loss) on investments                                (8,083)

Net unrealized appreciation (depreciation) on investments              127,511

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        114,352
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                                         286,279

Class B shares                                                         218,274

Class C shares                                                         256,080

Class R shares                                                         200,000

Class T shares                                                         200,000

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS    1,160,633

TOTAL INCREASE (DECREASE) IN NET ASSETS                              1,274,985
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                        1,274,985
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

CLASS A

SHARES SOLD                                                             22,439
--------------------------------------------------------------------------------

CLASS B

SHARES SOLD                                                             17,395
--------------------------------------------------------------------------------

CLASS C

SHARES SOLD                                                             20,104
--------------------------------------------------------------------------------

CLASS R

SHARES SOLD                                                             16,000
--------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                                             16,000

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal period from March 31, 2003 (commencement of operations) to August 31, 2003. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                              Class A        Class B        Class C       Class R        Class T
                                                               Shares         Shares         Shares        Shares        Shares
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.50          12.50          12.50          12.50         12.50

Investment Operations:

Investment (loss)--net(a)                                        (.04)          (.09)          (.08)          (.03)         (.06)

Net realized and unrealized
   gain (loss) on investments                                    1.42           1.43           1.42           1.43          1.43

Total from Investment Operations                                 1.38           1.34           1.34           1.40          1.37

Net asset value, end of period                                  13.88          13.84          13.84          13.90         13.87
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                             11.12(c)       10.80(c)       10.80(c)       11.28         11.04(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets(b)                                          .63            .95            .95            .53           .74

Ratio of net investment (loss)
   to average net assets(b)                                      (.32)          (.64)          (.63)          (.21)         (.42)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation(b)                                    6.72           6.89           6.81           6.89          6.89

Portfolio Turnover Rate(b)                                      37.14          37.14          37.14          37.14         37.14
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                    312            241            278            222           222

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

(C) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Select Growth Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund, which commenced operations on
March   31,   2003.  The  fund's  investment  objective  is  long-term  capital appreciation. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of August 31, 2003, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held, 16,000 Class A, Class B, Class C, Class R and Class T shares of the fund.


The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $39 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2003, the components of accumulated earnings on a tax basis were as follows: unrealized appreciation $125,800. In addition, the fund had $6,372 of realized capital losses, which were deferred for tax purposes to the first day of the following fiscal year.

During the period ended August 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $5,076 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2003, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement (the "Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken from March 31, 2003 through August 31, 2004 that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $77,809 during the period ended August 31, 2003.

During the period ended August 31, 2003, the Distributor retained $1,501 from commissions earned on sales of the fund's Class A shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2003, Class B, Class C and Class T shares were charged $718, $703 and $225, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities
dealer,    financial     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2003, Class A, Class B, Class C and Class T shares were charged $276, $239, $234 and $225, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2003, the fund was charged $103 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2003, the fund was charged $780 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000, an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2003, amounted to $1,464,484 and $346,222, respectively.

At August 31, 2003, the cost of investments for federal income tax purposes was $1,111,931; accordingly, accumulated net unrealized appreciation on investments was $125,800, consisting of $141,314 gross unrealized appreciation and $15,514 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Select Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Select Growth Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.), as of August 31, 2003, and the related statements of operations and changes in net assets and financial highlights for the period from March 31, 2003 (commencement of operations) to August 31, 2003. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Select Growth Fund at August 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the period from March 31, 2003 to August 31, 2003, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 10, 2003

                                                             The Fund


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David P. Feldman (63)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director & Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BBH Mutual Funds Group (11 funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

Ehud Houminer (62)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Executive-in-Residence at the Columbia Business School, Columbia University

* Principal of Lear, Yavitz and Associates, a management consulting firm, from 1996 through 2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

* Explore Charter School, Brooklyn, NY, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25


Gloria Messinger (73)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.

* Consultant in Intellectual Property

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

* New York Women's Agenda Music Performance Trust Fund, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

T. John Szarkowski (77)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

Anne Wexler (73)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 funds), Director

* Methanex Corporation, a methanol producing company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 29

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.


ROBERT SVAGNA, ASSISTANT TREASURER SINCE OCTOBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund
                  For More Information

                        Dreyfus Premier
                        Select Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  002AR0803



Comparison of change in value of $10,000 investment in Dreyfus Midcap Value Plus Fund and the Russell Midcap Value Index

EXHIBIT A:

                      Dreyfus
                       Midcap
     PERIOD          Value Plus       Russell Midcap
                       Fund           Value Index *

     6/29/01          10,000             10,000
     8/31/01           9,416              9,778
     8/31/02           7,156              9,302
     8/31/03           8,780             10,813



* Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Dreyfus Large Company Value Fund and the Russell 1000 Value Index

EXHIBIT A:

                    Dreyfus              Russell
 PERIOD           Large Company        1000 Value
                   Value Fund            Index *

12/29/93            10,000               10,000
 8/31/94            10,464               10,299
 8/31/95            12,375               12,274
 8/31/96            16,047               14,427
 8/31/97            21,896               20,132
 8/31/98            19,452               20,915
 8/31/99            24,741               27,206
 8/31/00            27,208               28,335
 8/31/01            25,315               28,018
 8/31/02            21,900               24,339
 8/31/03            23,432               27,169



* Source: Lipper Inc.



Comparison of change in value of $10,000 investment in Dreyfus Small Company Value Fund and the Russell 2000 Value Index

EXHIBIT A:

                  Dreyfus            Russell
 PERIOD         Small Company       2000 Value
                 Value Fund          Index *

12/29/93          10,000             10,000
8/31/94            9,984             10,254
8/31/95           12,182             11,853
8/31/96           15,669             13,289
8/31/97           22,916             18,261
8/31/98           16,651             16,077
8/31/99           23,547             18,340
8/31/00           28,639             20,853
8/31/01           31,816             24,615
8/31/02           20,473             23,236
8/31/03           31,134             28,737



* Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Dreyfus Premier International Value Fund Class A shares and the Morgan Stanley Capital International
Europe, Australasia, Far East Index

EXHIBIT A:

                     Dreyfus Premier       Morgan Stanley
      PERIOD          International     Capital International
                      Value Fund        Europe, Australasia,
                     (Class A shares)     Far East Index *

     9/29/95             9,427                 10,000
     8/31/96            10,033                 10,580
     8/31/97            11,611                 11,537
     8/31/98            11,539                 11,521
     8/31/99            14,791                 14,479
     8/31/00            15,306                 15,862
     8/31/01            14,048                 11,999
     8/31/02            12,975                 10,205
     8/31/03            13,955                 11,136



* Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Dreyfus Premier Technology Growth Fund Class A shares with the Morgan Stanley High Technology 35 Index and the Standard & Poor's 500 Composite Stock Price Index

EXHIBIT A:

             Dreyfus Premier
   PERIOD      Technology     Morgan Stanley   Standard & Poor's 500
               Growth Fund    High Technology    Composite Stock
            (Class A shares)     35 Index *      Price Index **

  10/13/97       9,427            10,000             10,000
  8/31/98        9,133            9,254              10,251
  8/31/99        24,405           23,090             14,332
  8/31/00        51,425           43,252             16,669
  8/31/01        17,200           18,594             12,605
  8/31/02        11,342           11,405             10,338
  8/31/03        16,210           16,450             11,585





* Source: Bloomberg L.P.
** Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Dreyfus Premier Strategic Value Fund Class A shares and the Russell 1000 Value Index

EXHIBIT A:

             Dreyfus Premier
 PERIOD   Strategic Value Fund    Russell 1000
             (Class A shares)     Value Index *

9/29/95           9,427              10,000
8/31/96          15,177              11,344
8/31/97          21,789              15,829
8/31/98          18,081              16,445
8/31/99          22,675              21,392
8/31/00          29,677              22,280
8/31/01          27,487              22,030
8/31/02          21,646              19,138
8/31/03          27,304              21,362




* Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Dreyfus Midcap Value Fund and the Russell Midcap Value Index

EXHIBIT A:

  PERIOD    Dreyfus Midcap  Russell Midcap
             Value Fund     Value Index *

 9/29/95       10,000         10,000
 8/31/96       12,688         11,165
 8/31/97       19,724         15,285
 8/31/98       14,335         14,770
 8/31/99       22,321         18,000
 8/31/00       30,713         19,127
 8/31/01       32,869         21,340
 8/31/02       23,401         20,300
 8/31/03       31,747         23,597



* Source: Lipper Inc.



Comparison of change in value of $10,000 investment in Dreyfus Emerging Leaders Fund and the Russell 2000 Index

EXHIBIT A:

  PERIOD   Dreyfus Emerging  Russell 2000
            Leaders Fund        Index *

 9/29/95       10,000           10,000
 8/31/96       14,609           10,888
 8/31/97       21,103           14,041
 8/31/98       18,820           11,317
 8/31/99       28,333           14,527
 8/31/00       37,987           18,471
 8/31/01       34,264           16,323
 8/31/02       27,146           13,802
 8/31/03       33,326           17,817




* Source: Lipper Inc.



Comparison of change in value of $10,000 investment in Dreyfus Premier Future Leaders Fund Class A shares, Class B shares, Class C shares, Class R shares and Class T shares and the Russell 2000 Index

EXHIBIT A:


            Dreyfus      Dreyfus     Dreyfus    Dreyfus     Dreyfus
             Premier     Premier     Premier     Premier    Premier
             Future      Future      Future      Future     Future
             Leaders     Leaders     Leaders     Leaders    Leaders
              Fund         Fund        Fund       Fund        Fund     Russell
  PERIOD    (Class A    (Class B    (Class C    (Class R   (Class T     2000
             shares)     shares)     shares)     shares)    shares)    Index *

 6/30/00     9,427       10,000      10,000      10,000      9,549     10,000
 8/31/00     10,799      11,440      11,440      11,456     10,940     10,417
 8/31/01     11,048      11,616      11,624      11,752     11,176     9,206
 8/31/02     9,389        9,800       9,808      10,024      9,465     7,784
 8/31/03     11,448      11,556      11,872      12,272     11,490     10,048



* Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Dreyfus Premier Small Company Growth Fund Class A shares, Class B shares, Class C shares, Class R shares and Class T shares and the Russell 2000 Growth Index



EXHIBIT A:


                Dreyfus       Dreyfus      Dreyfus      Dreyfus      Dreyfus
                Premier       Premier      Premier      Premier      Premier
                 Small        Small        Small        Small         Small
                Company      Company      Company      Company       Company
                Growth        Growth       Growth       Growth       Growth
                 Fund          Fund         Fund         Fund         Fund      Russell 2000
   PERIOD      (Class A      (Class B     (Class C     (Class R     (Class T       Growth
                shares)       shares)      shares)      shares)      shares)       Index *

   6/28/02       9,426        10,000       10,000       10,000        9,549        10,000
   8/31/02       7,940        8,407        8,407        8,423         8,035         8,459
  11/30/02       8,355        8,831        8,839        8,871         8,456         9,062
   2/28/03       7,366        7,774        7,774        7,830         7,454         7,989
   5/31/03       8,672        9,143        9,143        9,231         8,777         9,878
   8/31/03      10,008        10,136       10,536       10,665       10,122        11,412

* Source: Lipper Inc.





Comparison of change in value of $10,000 investment in Dreyfus Premier Structured Midcap Fund Class A shares, Class B shares, Class C shares, Class R shares and Class T shares with the Standard & Poor's MidCap 400 Index and the Russell Midcap Index



EXHIBIT A:
                 Dreyfus       Dreyfus       Dreyfus      Dreyfus       Dreyfus
                 Premier       Premier       Premier      Premier       Premier
               Structured    Structured    Structured    Structured    Structured
                 Midcap        Midcap        Midcap        Midcap        Midcap      Standard &
                  Fund          Fund          Fund          Fund          Fund         Poor's        Russell
    PERIOD      (Class A      (Class B      (Class C     (Class R      (Class T       MidCap 400      Midcap
                 shares)       shares)       shares)      shares)       shares)        Index *       Index *

   6/29/01       9,427         10,000        10,000       10,000         9,549         10,000        10,000
   8/31/01       8,891         9,416         9,416         9,432         8,999          9,529         9,340
   8/31/02       8,227         8,649         8,644         8,744         8,309          8,649         8,236
   8/31/03       9,783         9,906         10,201       10,437         9,860         10,240        10,041




* Source: Lipper Inc.




ITEM 2.      CODE OF ETHICS.

      The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

      The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5.      AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6.      [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1)      Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS GROWTH AND VALUE FUNDS, INC.

By:   /s/ Stephen E. Canter
      ---------------------
      Stephen E. Canter
      President

Date:  October 24, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ Stephen E. Canter
      -----------------------
      Stephen E. Canter
      Chief Executive Officer

Date:  October 24, 2003

By:   /s/ James Windels
      -----------------------
      James Windels
      Chief Financial Officer

Date:  October 24, 2003

                                EXHIBIT INDEX

      (a)(1)      Code of ethics referred to in Item 2.

      (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

      (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)




                                                                Exhibit (a)(1)


                         THE DREYFUS FAMILY OF FUNDS
                    CODE OF ETHICS FOR PRINCIPAL EXECUTIVE
                        AND SENIOR FINANCIAL OFFICERS


I.    COVERED OFFICERS/PURPOSE OF THE CODE

      This code of ethics (the "Code") for the investment companies within the complex (each, a "Fund") applies to each Fund's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or other persons performing similar functions, each of whom is listed on Exhibit A (the "Covered Officers"), for the purpose of promoting:

      o honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

      o full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission (the "SEC") and in other public communications made by the Fund;

      o compliance with applicable laws and governmental rules and regulations;

      o the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

      o   accountability for adherence to the Code.

      Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. COVERED OFFICERS SHOULD HANDLE ETHICALLY ACTUAL AND APPARENT CONFLICTS OF INTEREST


      OVERVIEW. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Fund.

      Certain conflicts of interest arise out of the relationships between Covered Officers and the Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as "affiliated persons" of the Fund. The compliance programs and procedures of the Fund and the Fund's investment adviser (the "Adviser") are designed to prevent, or identify and correct, violations of these provisions. The Code does not, and is not intended to, repeat or replace these programs and procedures, and the circumstances they cover fall outside of the parameters of the Code.

      Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Fund and the Adviser of which the Covered Officers are also officers or employees. As a result, the Code recognizes that the Covered Officers, in the ordinary course of their duties (whether formally for the Fund or for the Adviser, or for both), will be involved in establishing policies and implementing decisions that will have different effects on the Adviser and the Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Fund and the Adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Fund and, if addressed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, will be deemed to have been handled ethically. In addition, it is recognized by the Fund's Board that the Covered Officers also may be officers or employees of one or more other investment companies covered by this or other codes of ethics.

      Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. Covered Officers should keep in mind that the Code cannot enumerate every possible scenario. The overarching principle of the Code is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Fund.

      Each Covered Officer must:

      o not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally to the detriment of the Fund;

      o not cause the Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Fund; and

      o not retaliate against any employee or Covered Officer for reports of potential violations that are made in good faith.

III.  DISCLOSURE AND COMPLIANCE

      o Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Fund within his area of responsibility;

      o each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Fund to others, whether within or outside the Fund, including to the Fund's Board members and auditors, and to governmental regulators and self-regulatory organizations; and

      o each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Fund and the Adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fund files with, or submits to, the SEC and in other public communications made by the Fund; and

      o it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.   REPORTING AND ACCOUNTABILITY

      Each Covered Officer must:

      o upon adoption of the Code (or thereafter, as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;

      o annually thereafter affirm to the Board that he has complied with the requirements of the Code; and

      o notify the Adviser's General Counsel (the "General Counsel") promptly if he knows of any violation of the Code. Failure to do so is itself a violation of the Code.

      The General Counsel is responsible for applying the Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. However, waivers sought by any Covered Officer will be considered by the Fund's Board.

      The Fund will follow these procedures in investigating and enforcing the Code:

      o the General Counsel will take all appropriate action to investigate any potential violations reported to him;

      o if, after such investigation, the General Counsel believes that no violation has occurred, the General Counsel is not required to take any further action;

      o any matter that the General Counsel believes is a violation will be reported to the Board;

      o if the Board concurs that a violation has occurred, it will consider appropriate action, which may include: review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Adviser or its board; or dismissal of the Covered Officer;

      o   the Board will be responsible for granting waivers, as appropriate;
          and

      o any waivers of or amendments to the Code, to the extent required, will be disclosed as provided by SEC rules.

V.    OTHER POLICIES AND PROCEDURES

      The Code shall be the sole code of ethics adopted by the Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. The Fund's, its principal underwriter's and the Adviser's codes of ethics under Rule 17j-1 under the Investment Company Act and the Adviser's additional policies and procedures, including its Code of Conduct, are separate requirements applying to the Covered Officers and others, and are not part of the Code.

VI.   AMENDMENTS

      The Code may not be amended except in written form which is specifically approved or ratified by a majority vote of the Fund's Board, including a majority of independent Board members.

VII.  CONFIDENTIALITY

      All reports and records prepared or maintained pursuant to the Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or the Code, such matters shall not be disclosed to anyone other than the appropriate Funds and their counsel, the appropriate Boards (or Committees) and their counsel and the Adviser.

VIII. INTERNAL USE

      The Code is intended solely for the internal use by the Fund and does not constitute an admission, by or on behalf of the Fund, as to any fact, circumstance, or legal conclusion.




Dated as of:   JULY 1, 2003
            ------------------




EXHIBIT A




Persons Covered by the Code of Ethics


Stephen E. Canter           President                  (Principal Executive
                                                       Officer)

                                                       (Principal Financial and
James Windels               Treasurer                  Accounting Officer)